EXECUTION COPY



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               J. P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.,

                                  Depositor,

                                     and

               BANC ONE MANAGEMENT AND CONSULTING CORPORATION,

           Master Servicer, Special Servicer and Primary Servicer,

                          AMRESCO MANAGEMENT, INC.,

                              Primary Servicer,

                    GMAC COMMERCIAL MORTGAGE CORPORATION,

                              Primary Servicer,

                                     and

                     STATE STREET BANK AND TRUST COMPANY,

                        Trustee and Extension Advisor

                        _____________________________

                       POOLING AND SERVICING AGREEMENT

                         Dated as of February 1, 1997

                       ________________________________

                                 $406,985,353

                      MORTGAGE PASS-THROUGH CERTIFICATES

                                SERIES 1997-C4


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                              TABLE OF CONTENTS
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                                                                         Page
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                                  ARTICLE I

                                 DEFINITIONS
     SECTION 1.01   Defined Terms . . . . . . . . . . . . . . . . . . . .   3
          Accepted Servicing Practices  . . . . . . . . . . . . . . . . .   3
          Accepted Special Servicing Practices  . . . . . . . . . . . . .   4
          Acquisition Date  . . . . . . . . . . . . . . . . . . . . . . .   4
          Adjusted Available Distribution Amount  . . . . . . . . . . . .   4
          Adjusted Collateral Value . . . . . . . . . . . . . . . . . . .   5
          Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
          Advance/Delinquency Report  . . . . . . . . . . . . . . . . . .   5
          Advance Rate  . . . . . . . . . . . . . . . . . . . . . . . . .   5
          Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
          Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
          Asset Strategy Report . . . . . . . . . . . . . . . . . . . . .   5
          Assignment of Leases and Rents  . . . . . . . . . . . . . . . .   5
          Assignment of Mortgage  . . . . . . . . . . . . . . . . . . . .   5
          Assumed Final Distribution Date . . . . . . . . . . . . . . . .   5
          Available Distribution Amount . . . . . . . . . . . . . . . . .   5
          Balloon Mortgage Loan . . . . . . . . . . . . . . . . . . . . .   6
          Balloon Payment . . . . . . . . . . . . . . . . . . . . . . . .   6
          Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . . .   6
          BOMCC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
          Book-Entry Certificate  . . . . . . . . . . . . . . . . . . . .   6
          Business Day  . . . . . . . . . . . . . . . . . . . . . . . . .   6
          Certificate . . . . . . . . . . . . . . . . . . . . . . . . . .   6
          Certificate Account . . . . . . . . . . . . . . . . . . . . . .   6
          Certificate Balance . . . . . . . . . . . . . . . . . . . . . .   6
          Certificateholder" or "Holder . . . . . . . . . . . . . . . . .   6
          Certificate Owner . . . . . . . . . . . . . . . . . . . . . . .   7
          "Certificate Register" and "Certificate Registrar"  . . . . . .   7
          Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
          Class A1 Certificate  . . . . . . . . . . . . . . . . . . . . .   7
          Class A2 Certificate  . . . . . . . . . . . . . . . . . . . . .   7
          Class A3 Certificate  . . . . . . . . . . . . . . . . . . . . .   7
          Class B Certificate . . . . . . . . . . . . . . . . . . . . . .   7
          Class Balance . . . . . . . . . . . . . . . . . . . . . . . . .   7
          Class C Certificate . . . . . . . . . . . . . . . . . . . . . .   7
          Class D Certificate . . . . . . . . . . . . . . . . . . . . . .   7
          Class E Certificate . . . . . . . . . . . . . . . . . . . . . .   7
          Class F Certificate . . . . . . . . . . . . . . . . . . . . . .   7
          Class G Certificate . . . . . . . . . . . . . . . . . . . . . .   7
          Class NR Certificate  . . . . . . . . . . . . . . . . . . . . .   7
          Class R-I Certificate . . . . . . . . . . . . . . . . . . . . .   8
          Class R-II Certificate  . . . . . . . . . . . . . . . . . . . .   8
          Class R-III Certificate . . . . . . . . . . . . . . . . . . . .   8
          Class X Certificate . . . . . . . . . . . . . . . . . . . . . .   8
          Class X Component . . . . . . . . . . . . . . . . . . . . . . .   8
          Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
          Collateral Value Adjustment . . . . . . . . . . . . . . . . . .   9
          Collateral Value Adjustment Capitalization Amount . . . . . . .   9
          Collateral Value Adjustment Event . . . . . . . . . . . . . . .  10
          Collateral Value Adjustment Reduction Amount  . . . . . . . . .  10
          Collection Period . . . . . . . . . . . . . . . . . . . . . . .  10
          Combined Servicing Mortgage Loans . . . . . . . . . . . . . . .  10
          Condemnation Proceeds . . . . . . . . . . . . . . . . . . . . .  10
          Corporate Trust Office  . . . . . . . . . . . . . . . . . . . .  10
          Crown Hotel Notes . . . . . . . . . . . . . . . . . . . . . . .  10
          Crown Hotel Properties  . . . . . . . . . . . . . . . . . . . .  11
          Crown Participation . . . . . . . . . . . . . . . . . . . . . .  11
          Crown Participation Agreement . . . . . . . . . . . . . . . . .  11
          Custodial Agreement . . . . . . . . . . . . . . . . . . . . . .  11
          Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
          Cut-off Date  . . . . . . . . . . . . . . . . . . . . . . . . .  11
          Cut-off Date Balance  . . . . . . . . . . . . . . . . . . . . .  11
          Defaulted Mortgage Loan . . . . . . . . . . . . . . . . . . . .  11
          Deficient Valuation . . . . . . . . . . . . . . . . . . . . . .  11
          Definitive Certificate  . . . . . . . . . . . . . . . . . . . .  11
          Delivery Date . . . . . . . . . . . . . . . . . . . . . . . . .  11
          Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
          Depository  . . . . . . . . . . . . . . . . . . . . . . . . . .  12
          Depository Participant  . . . . . . . . . . . . . . . . . . . .  12
          Detailed Loan Indicative Data File  . . . . . . . . . . . . . .  12
          Determination Date  . . . . . . . . . . . . . . . . . . . . . .  12
          Directing Certificateholder . . . . . . . . . . . . . . . . . .  12
          Directly Operate  . . . . . . . . . . . . . . . . . . . . . . .  12
          Disqualified Organization . . . . . . . . . . . . . . . . . . .  12
          Distribution Date . . . . . . . . . . . . . . . . . . . . . . .  13
          Due Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          Eligible Account  . . . . . . . . . . . . . . . . . . . . . . .  13
          Environmental Laws  . . . . . . . . . . . . . . . . . . . . . .  14
          Escrow Account  . . . . . . . . . . . . . . . . . . . . . . . .  14
          Escrow Account Report . . . . . . . . . . . . . . . . . . . . .  14
          Escrow Payments . . . . . . . . . . . . . . . . . . . . . . . .  14
          Event of Default  . . . . . . . . . . . . . . . . . . . . . . .  15
          Excess Condemnation Proceeds  . . . . . . . . . . . . . . . . .  15
          Excess Insurance Proceeds . . . . . . . . . . . . . . . . . . .  15
          Extension Advisor . . . . . . . . . . . . . . . . . . . . . . .  15
          FDIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
          Final Recovery Determination  . . . . . . . . . . . . . . . . .  15
          GMACCM  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
          GMACCM Mortgage Loans . . . . . . . . . . . . . . . . . . . . .  15
          Hazardous Materials . . . . . . . . . . . . . . . . . . . . . .  15
          Independent . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          Insurance Policy  . . . . . . . . . . . . . . . . . . . . . . .  16
          Insurance Proceeds  . . . . . . . . . . . . . . . . . . . . . .  16
          Interest Accrual Amount . . . . . . . . . . . . . . . . . . . .  16
          Interest Distribution Amount  . . . . . . . . . . . . . . . . .  16
          Interested Person . . . . . . . . . . . . . . . . . . . . . . .  17
          Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
          Liquidation Event . . . . . . . . . . . . . . . . . . . . . . .  17
          Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . . .  17
          Loan Sale Agreement . . . . . . . . . . . . . . . . . . . . . .  17
          Loss Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . .  17
          Master Collection Account . . . . . . . . . . . . . . . . . . .  17
          Master Collection Account Report  . . . . . . . . . . . . . . .  17
          Master Remittance Date  . . . . . . . . . . . . . . . . . . . .  18
          Master Servicer . . . . . . . . . . . . . . . . . . . . . . . .  18
          Master Servicing Fee  . . . . . . . . . . . . . . . . . . . . .  18
          Master Servicing Fee Rate . . . . . . . . . . . . . . . . . . .  18
          Maturity Date . . . . . . . . . . . . . . . . . . . . . . . . .  18
          MGT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          Modification  . . . . . . . . . . . . . . . . . . . . . . . . .  18
          Monitoring Certificateholder  . . . . . . . . . . . . . . . . .  18
          Monitoring Class  . . . . . . . . . . . . . . . . . . . . . . .  18
          Monthly Payment . . . . . . . . . . . . . . . . . . . . . . . .  18
          Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . .  18
          Mortgage Loan Documents . . . . . . . . . . . . . . . . . . . .  19
          Mortgage Loan File  . . . . . . . . . . . . . . . . . . . . . .  19
          Mortgage Loan Schedule  . . . . . . . . . . . . . . . . . . . .  19
          Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . . .  19
          Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . .  19
          Mortgaged Property  . . . . . . . . . . . . . . . . . . . . . .  19
          Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
          Most Subordinate Class of Certificates  . . . . . . . . . . . .  19
          Net Prepayment Premium  . . . . . . . . . . . . . . . . . . . .  19
          Nonrecoverable Advance  . . . . . . . . . . . . . . . . . . . .  20
          Nonrecoverable Advance Certificate  . . . . . . . . . . . . . .  20
          Non-United States Person  . . . . . . . . . . . . . . . . . . .  20
          Notional Amount . . . . . . . . . . . . . . . . . . . . . . . .  20
          Officers' Certificate . . . . . . . . . . . . . . . . . . . . .  20
          Operating Statements and Rent Rolls Report  . . . . . . . . . .  20
          Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . .  20
          Original Class Balance  . . . . . . . . . . . . . . . . . . . .  20
          Ownership Interest  . . . . . . . . . . . . . . . . . . . . . .  20
          P&I Advance . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . .  20
          Payment Reserve . . . . . . . . . . . . . . . . . . . . . . . .  21
          Percentage Interest . . . . . . . . . . . . . . . . . . . . . .  21
          Permitted Investments . . . . . . . . . . . . . . . . . . . . .  21
          Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
          Prepayment Assumption . . . . . . . . . . . . . . . . . . . . .  22
          Prepayment Interest Excess  . . . . . . . . . . . . . . . . . .  22
          Prepayment Interest Shortfall . . . . . . . . . . . . . . . . .  22
          Prepayment Premium  . . . . . . . . . . . . . . . . . . . . . .  22
          Primary Collection Account  . . . . . . . . . . . . . . . . . .  22
          Primary Collection Account Report . . . . . . . . . . . . . . .  23
          Primary Remittance Date . . . . . . . . . . . . . . . . . . . .  23
          Primary Servicer  . . . . . . . . . . . . . . . . . . . . . . .  23
          Primary Servicing Fee . . . . . . . . . . . . . . . . . . . . .  23
          Primary Servicing Fee Rate  . . . . . . . . . . . . . . . . . .  23
          Prime Rate  . . . . . . . . . . . . . . . . . . . . . . . . . .  23
          Principal Distribution Amount . . . . . . . . . . . . . . . . .  23
          Principal Prepayment  . . . . . . . . . . . . . . . . . . . . .  23
          Private Certificates  . . . . . . . . . . . . . . . . . . . . .  24
          Property Improvement Expenses . . . . . . . . . . . . . . . . .  24
          Property Inspection Report  . . . . . . . . . . . . . . . . . .  24
          Property Protection Expenses  . . . . . . . . . . . . . . . . .  24
          Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . .  25
          Qualified Insurer . . . . . . . . . . . . . . . . . . . . . . .  25
          Rating Agency . . . . . . . . . . . . . . . . . . . . . . . . .  25
          Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . .  25
          Record Date . . . . . . . . . . . . . . . . . . . . . . . . . .  26
          Related Mortgage Loans  . . . . . . . . . . . . . . . . . . . .  26
          REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
          REMIC I . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
          REMIC I Uncertificated Interests  . . . . . . . . . . . . . . .  26
          REMIC II  . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
          REMIC II Uncertificated Interests . . . . . . . . . . . . . . .  27
          REMIC III . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
          REMIC Provisions  . . . . . . . . . . . . . . . . . . . . . . .  27
          Remittance Period . . . . . . . . . . . . . . . . . . . . . . .  27
          Remittance Rate . . . . . . . . . . . . . . . . . . . . . . . .  27
          Remittance Report . . . . . . . . . . . . . . . . . . . . . . .  27
          Rents from Real Property  . . . . . . . . . . . . . . . . . . .  27
          REO Account . . . . . . . . . . . . . . . . . . . . . . . . . .  27
          REO Acquisition . . . . . . . . . . . . . . . . . . . . . . . .  27
          REO Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .  27
          REO Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . .  28
          REO Property  . . . . . . . . . . . . . . . . . . . . . . . . .  28
          REO Status Report . . . . . . . . . . . . . . . . . . . . . . .  28
          Repair and Remediation Reserve  . . . . . . . . . . . . . . . .  28
          Replacement Reserve . . . . . . . . . . . . . . . . . . . . . .  28
          Replacement Special Servicer  . . . . . . . . . . . . . . . . .  28
          Request for Release and Receipt of Documents  . . . . . . . . .  28
          Required Appraisal Date . . . . . . . . . . . . . . . . . . . .  28
          Required Rating . . . . . . . . . . . . . . . . . . . . . . . .  28
          Residual Certificate  . . . . . . . . . . . . . . . . . . . . .  29
          Responsible Officer . . . . . . . . . . . . . . . . . . . . . .  29
          Scheduled Principal Balance . . . . . . . . . . . . . . . . . .  29
          Security Agreement  . . . . . . . . . . . . . . . . . . . . . .  29
          Senior Certificates . . . . . . . . . . . . . . . . . . . . . .  29
          Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
          Servicing Advance . . . . . . . . . . . . . . . . . . . . . . .  29
          Servicing Agreement . . . . . . . . . . . . . . . . . . . . . .  29
          Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . .  29
          Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . . . .  29
          Servicing Officer . . . . . . . . . . . . . . . . . . . . . . .  30
          Servicing Transfer Date . . . . . . . . . . . . . . . . . . . .  30
          Servicing Transfer Event  . . . . . . . . . . . . . . . . . . .  30
          Specially Serviced Mortgage Loan  . . . . . . . . . . . . . . .  30
          Specially Serviced Mortgage Loan Status Report  . . . . . . . .  30
          Special Servicer  . . . . . . . . . . . . . . . . . . . . . . .  30
          Special Servicing Fee . . . . . . . . . . . . . . . . . . . . .  30
          Startup Day . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          State Tax Laws  . . . . . . . . . . . . . . . . . . . . . . . .  30
          Stated Principal Balance  . . . . . . . . . . . . . . . . . . .  31
          Tax Matters Person  . . . . . . . . . . . . . . . . . . . . . .  31
          Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . . .  32
          Tenant Improvement and Leasing Commissions Reserve  . . . . . .  32
          Transfer Date . . . . . . . . . . . . . . . . . . . . . . . . .  32
          Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . .  32
          Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
          UCC Financing Statement . . . . . . . . . . . . . . . . . . . .  32
          Uncertificated Interest I . . . . . . . . . . . . . . . . . . .  32
          Uncertificated Interest II  . . . . . . . . . . . . . . . . . .  32
          Uncertificated Interest III . . . . . . . . . . . . . . . . . .  32
          Uncertificated Interest IV  . . . . . . . . . . . . . . . . . .  32
          Uncertificated Interest V . . . . . . . . . . . . . . . . . . .  32
          Uncertificated Interest VI  . . . . . . . . . . . . . . . . . .  33
          Uncertificated Interest VII . . . . . . . . . . . . . . . . . .  33
          Uncertificated Interest VIII  . . . . . . . . . . . . . . . . .  33
          Uncertificated Interest IX  . . . . . . . . . . . . . . . . . .  33
          Underwriter . . . . . . . . . . . . . . . . . . . . . . . . . .  33
          United States Person  . . . . . . . . . . . . . . . . . . . . .  33
          Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . .  33
          Weighted Average Remittance Rate  . . . . . . . . . . . . . . .  33

     SECTION 1.02   Calculations  . . . . . . . . . . . . . . . . . . . .  34
     SECTION 1.03   Rules of Construction . . . . . . . . . . . . . . . .  34

                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES
     SECTION 2.01   Conveyance of Mortgage Loans  . . . . . . . . . . . .  35
     SECTION 2.02   Acceptance by Trustee . . . . . . . . . . . . . . . .  37
     SECTION 2.03 Representations and Warranties of the Depositor, the Master Servicer, each Primary Servicer and the
                    Special Servicer; Assignment of Rights  . . . . . . .  38
     SECTION 2.04   Repurchase  of  Mortgage   Loans  for  Breaches   of
                    Representation and Warranty . . . . . . . . . . . . .  43
     SECTION 2.05   Execution of Certificates . . . . . . . . . . . . . .  44

                                 ARTICLE III

                     GENERAL SERVICING AND ADMINISTRATION
     SECTION 3.01   Access  to   Certain  Documentation   Regarding  the
                    Mortgage Loans and This Agreement   . . . . . . . . .  45
     SECTION 3.02   Annual Statement As to Compliance . . . . . . . . . .  45
     SECTION 3.03   Annual  Independent  Public  Accountants'  Servicing
                    Report  . . . . . . . . . . . . . . . . . . . . . . .  45
     SECTION 3.04   Merger or Consolidation of Any Servicer . . . . . . .  46
     SECTION 3.05   Limitation on Liability of the Servicers and Others .  46
     SECTION 3.06   Resignation of Servicers  . . . . . . . . . . . . . .  47
     SECTION 3.07   Maintenance  of  Errors and  Omissions  and Fidelity
                    Coverage  . . . . . . . . . . . . . . . . . . . . . .  47
     SECTION 3.08   Indemnity . . . . . . . . . . . . . . . . . . . . . .  48
     SECTION 3.09   Information Systems . . . . . . . . . . . . . . . . .  49
     SECTION 3.10   Successor to a Servicer . . . . . . . . . . . . . . .  49
     SECTION 3.11   REMIC Administration  . . . . . . . . . . . . . . . .  51

                                  ARTICLE IV

                              PRIMARY SERVICING
     SECTION 4.01   The Primary Servicers . . . . . . . . . . . . . . . .  55
     SECTION 4.02   Primary  Collection Account;  Collection of  Certain
                    Mortgage Loan Payments  . . . . . . . . . . . . . . .  57
     SECTION 4.03   Permitted  Withdrawals from  the Primary  Collection
                    Accounts  . . . . . . . . . . . . . . . . . . . . . .  59
     SECTION 4.04   Remittances to the Master Servicer  . . . . . . . . .  61
     SECTION 4.05   Primary Servicer Advances . . . . . . . . . . . . . .  61
     SECTION 4.06   Escrow Accounts . . . . . . . . . . . . . . . . . . .  62
     SECTION 4.07   Maintenance of Insurance  . . . . . . . . . . . . . .  65
     SECTION 4.08   Enforcement  of  "Due-on-Sale"  Clauses;  Assumption
                    Agreements  . . . . . . . . . . . . . . . . . . . . .  66
     SECTION 4.09   Review of Property Inspections, Operating Statements
                    and Rent Rolls  . . . . . . . . . . . . . . . . . . .  67
     SECTION 4.10   Reports to Master Servicer and Special Servicer . . .  68
     SECTION 4.11   Confirmation of Balloon Payment . . . . . . . . . . .  69
     SECTION 4.12   Primary Servicer Compensation . . . . . . . . . . . .  69

                                  ARTICLE V

                               MASTER SERVICING
     SECTION 5.01   The Master Servicer . . . . . . . . . . . . . . . . .  71
     SECTION 5.02   Master Collection Account . . . . . . . . . . . . . .  72
     SECTION 5.03   Permitted  Withdrawals  from the  Master  Collection
                    Accounts  . . . . . . . . . . . . . . . . . . . . . .  73
     SECTION 5.04   Remittances to the Trustee  . . . . . . . . . . . . .  75
     SECTION 5.05   Master Servicer Advances  . . . . . . . . . . . . . .  75
     SECTION 5.06   Validation or  Verification of  Reports and  Payment
                    Amounts . . . . . . . . . . . . . . . . . . . . . . .  75
     SECTION 5.07   Reports  on   Master  Collection   Account;  Reports
                    Updating Mortgage Loan Information  . . . . . . . . .  76
     SECTION 5.08   Master Servicer Compensation  . . . . . . . . . . . .  77
     SECTION 5.09   Mortgage Loan Schedule  . . . . . . . . . . . . . . .  77
     SECTION 5.10   Adjustment of Master Servicer's Compensation  . . . .  78
     SECTION 5.11   Payment of Rating Agency Fees . . . . . . . . . . . .  78
     SECTION 5.12   Implementation of Operations and Maintenance Plans. .  78
     SECTION 5.13   Experts . . . . . . . . . . . . . . . . . . . . . . .  78
     SECTION 5.14   Dissemination of Information  . . . . . . . . . . . .  79
     SECTION 5.15   Mandatory Resignation of Master Servicer  . . . . . .  79

                                  ARTICLE VI

                              SPECIAL SERVICING
     SECTION 6.01   The Special Servicer  . . . . . . . . . . . . . . . .  80
     SECTION 6.02   Transfer to Special Servicing . . . . . . . . . . . .  80
     SECTION 6.03   Servicing of Specially Serviced Mortgage Loans  . . .  81
     SECTION 6.04   Management of REO Property. . . . . . . . . . . . . .  84
     SECTION 6.05   Sale of REO Property and Specially Serviced Mortgage
                    Loans . . . . . . . . . . . . . . . . . . . . . . . .  85
     SECTION 6.06   REO Account; Collection of REO Proceeds . . . . . . .  87
     SECTION 6.07   Remittances to Primary Servicer . . . . . . . . . . .  87
     SECTION 6.08   Remittances to Master Servicer  . . . . . . . . . . .  88
     SECTION 6.09   Specially Serviced Mortgage Loan Status Reports, REO
                    Status Reports and Other Reports. . . . . . . . . . .  88
     SECTION 6.10   Special Servicer Advances . . . . . . . . . . . . . .  89
     SECTION 6.11   Environmental Considerations. . . . . . . . . . . . .  90
     SECTION 6.12   Restoration of Specially Serviced Mortgage Loans  . .  92
     SECTION 6.13   Special Servicer Compensation.  . . . . . . . . . . .  93
     SECTION 6.14   Extension Advisor . . . . . . . . . . . . . . . . . .  93
     SECTION 6.15   Collateral Value Adjustments  . . . . . . . . . . . .  95
     SECTION 6.16   Replacement Special Servicer  . . . . . . . . . . . .  96

                                 ARTICLE VII

                        PAYMENTS TO CERTIFICATEHOLDERS
     SECTION 7.01   Certificate Account; Remittances to the Trustee . . .  97
     SECTION 7.02   Distributions . . . . . . . . . . . . . . . . . . . .  97
     SECTION 7.03   Statements to Certificateholders  . . . . . . . . . .  99
     SECTION 7.04   Distribution of  Reports  to  the  Trustee  and  the
                    Depositor; Advances by the Master Servicer  . . . . . 101
     SECTION 7.05   Allocations of Realized Losses and Collateral  Value
                    Adjustments . . . . . . . . . . . . . . . . . . . . . 102

                                 ARTICLE VIII


                               THE CERTIFICATES
     SECTION 8.01   The Certificates  . . . . . . . . . . . . . . . . . . 104
     SECTION 8.02   Registration   of    Transfer   and    Exchange   of
                    Certificates  . . . . . . . . . . . . . . . . . . . . 105
     SECTION 8.03   Mutilated, Destroyed, Lost or Stolen Certificates . . 108
     SECTION 8.04   Persons Deemed Owners . . . . . . . . . . . . . . . . 108

                                  ARTICLE IX

                                THE DEPOSITOR
     SECTION 9.01   Liability of the Depositor  . . . . . . . . . . . . . 110
     SECTION 9.02   Merger,   Consolidation   or   Conversion   of   the
                    Depositor . . . . . . . . . . . . . . . . . . . . . . 110
     SECTION 9.03   Limitation on Liability of the Depositor and Others . 110

                                  ARTICLE X

                                   DEFAULT
     SECTION 10.01  Events of Default . . . . . . . . . . . . . . . . . . 111
     SECTION 10.02  Trustee to Act; Appointment of Successor  . . . . . . 113
     SECTION 10.03  Notification to Certificateholders  . . . . . . . . . 114
     SECTION 10.04  Waiver of Events of Default . . . . . . . . . . . . . 114
     SECTION 10.05  Additional  Remedies  of   Trustee  Upon  Event   of
                    Default . . . . . . . . . . . . . . . . . . . . . . . 114

                                  ARTICLE XI

                            CONCERNING THE TRUSTEE
     SECTION 11.01  Duties of Trustee . . . . . . . . . . . . . . . . . . 115
     SECTION 11.02  Monitoring    Certificateholders    and    Directing
                    Certificateholder . . . . . . . . . . . . . . . . . . 116
     SECTION 11.03  Powers of Attorney  . . . . . . . . . . . . . . . . . 117
     SECTION 11.04  Certification by Certificate Owners . . . . . . . . . 117
     SECTION 11.05  Certain Matters Affecting the Trustee . . . . . . . . 117
     SECTION 11.06  Trustee  Not  Liable  for Certificates  or  Mortgage
                    Loans.  . . . . . . . . . . . . . . . . . . . . . . . 119
     SECTION 11.07  Trustee May Own Certificates  . . . . . . . . . . . . 119
     SECTION 11.08  Fees  and Expenses  of  Trustee; Indemnification  of
                    Trustee . . . . . . . . . . . . . . . . . . . . . . . 119
     SECTION 11.09  Eligibility Requirements for Trustee  . . . . . . . . 120
     SECTION 11.10  Resignation and Removal of the Trustee  . . . . . . . 121
     SECTION 11.11  Successor Trustee . . . . . . . . . . . . . . . . . . 121
     SECTION 11.12  Merger or Consolidation of Trustee  . . . . . . . . . 122
     SECTION 11.13  Appointment of Co-Trustee or Separate Trustee . . . . 122
     SECTION 11.14  Appointment of Custodians . . . . . . . . . . . . . . 123
     SECTION 11.15  Representations and Warranties of the Trustee . . . . 125
     SECTION 11.16  Massachusetts Filings.  . . . . . . . . . . . . . . . 126
     SECTION 11.17  SEC Filings . . . . . . . . . . . . . . . . . . . . . 126

                                 ARTICLE XII

                                 TERMINATION
     SECTION 12.01  Termination  Upon Repurchase  or Liquidation  of All
                    Mortgage Loans  . . . . . . . . . . . . . . . . . . . 127

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS
     SECTION 13.01  Amendment . . . . . . . . . . . . . . . . . . . . . . 129
     SECTION 13.02  Recordation of Agreement; Counterparts  . . . . . . . 130
     SECTION 13.03  Limitation on Rights of Certificateholders  . . . . . 131
     SECTION 13.04  Governing Law . . . . . . . . . . . . . . . . . . . . 131
     SECTION 13.05  Notices . . . . . . . . . . . . . . . . . . . . . . . 132
     SECTION 13.06  Severability of Provisions  . . . . . . . . . . . . . 132
     SECTION 13.07  Grant of a Security Interest  . . . . . . . . . . . . 133
     SECTION 13.08  Successors and Assigns  . . . . . . . . . . . . . . . 133
     SECTION 13.09  Article and Section Headings  . . . . . . . . . . . . 133
     SECTION 13.10  Notices and Information to Rating Agencies  . . . . . 133
     SECTION 13.11  Certificateholders' List  . . . . . . . . . . . . . . 134


                                   EXHIBITS

Exhibit A      Form of Certificate
Exhibit B      Form of Asset Strategy Report
Exhibit C      Form of Transferor Certificate
Exhibit D-1    Form of Investment Letter - Qualified Institutional Buyers
Exhibit D-2    Form of Investment Letter - Regulation S
Exhibit D-3    Form of Investment Letter - Rule 144
Exhibit E      Form of Investment Letter - Accredited Investors
Exhibit F-1    Form of Transfer Affidavit
Exhibit F-2    Form of Transferor Certificate
Exhibit G      Mortgage Loan Schedule
Exhibit H      Schedule of Servicing Agreements
Exhibit I      Loan Sale Agreement
Exhibit J      Form of Acknowledgment
Exhibit K      Form of Reports
Exhibit L      Form of Primary Servicer Letter Pursuant to Section 4.01(e)
Exhibit M      Form of Property Inspection Report Pursuant to Section 4.09(a)
Exhibit N      Form of Summary of Operating Statements and Rent Rolls
                 Pursuant to Section 4.09(b)
Exhibit O      Form of Remittance Report Pursuant to Section 4.10(a)
Exhibit P      Form of Detailed Loan Indicative Data File Pursuant to Section
               4.10(a)
Exhibit Q      Form of Advance/Delinquency Report Pursuant to Section 4.10(a)
Exhibit R-1    Form of Master  Collection Account Report Pursuant  to Section
               5.07(b)
Exhibit R-2    Form  of Primary Collection Account Report Pursuant to Section
               4.10(b)
Exhibit R-3    Form of Escrow Account Report Pursuant to Section 4.10(b)
Exhibit S      Form of Notice Regarding Transfer to Special Servicing
                 Pursuant to Section 6.02(a)
Exhibit T      Form of Primary Servicer Letter Pursuant to Section 6.02(b)
Exhibit U      Form of Special Servicer Letter Pursuant to Section 6.02(e)
Exhibit V      Form of Specially Serviced Mortgage Loan and REO Status Report
               Pursuant to Section 6.09(a)
Exhibit W      Form of Special Servicer Notice Pursuant to Section 6.12(a)
Exhibit X      Form of Special Servicer Notice Pursuant to Section 6.12(b)
Exhibit Y      Form  of  Request   for  Release  and  Receipt   of  Documents
               Pursuant to Section 11.14(b)
Exhibit Z      REO Account Letter Pursuant to Section 6.09(b)



          This Pooling and Servicing Agreement, dated and effective as of February 1, 1997, among J.P. Morgan Commercial Mortgage Finance Corp, a Delaware corporation, as Depositor, Banc One Management and Consulting Corporation, an Ohio corporation, as Master Servicer, Special Servicer and Primary Servicer, AMRESCO Management, Inc., a Texas corporation, as Primary Servicer, GMAC Commercial Mortgage Corporation, a California corporation, as Primary Servicer, and State Street Bank and Trust Company, a Massachusetts banking corporation, as Trustee and Extension Advisor.

                            PRELIMINARY STATEMENT:

          The Depositor intends to sell mortgage pass-through certificates, to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined below). The Mortgage Loans will be serviced pursuant to the terms hereof. The Depositor hereby assigns to the Trustee, acting on behalf of the Certificateholders, its interests and rights in the Mortgage Loans. As provided herein, the Trustee will elect that the segregated pool of assets subject to this Agreement (including, without limitation, the Mortgage Loans) be treated for federal income tax purposes as a real estate mortgage investment conduit ("a REMIC") and such segregated pool of assets will be designated as "REMIC I." One hundred and seven partial undivided beneficial ownership interests in each of the Mortgage Loans (the "REMIC I Uncertificated Classes"), will be designated as the "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, for purposes of the REMIC Provisions (as defined herein) under federal income tax law. A segregated pool of assets consisting of the REMIC I Uncertificated Classes will be designated as "REMIC II" and the Trustee will make a separate REMIC election with respect thereto. Ten partial undivided beneficial ownership interests in REMIC II (the "REMIC II Uncertificated Classes") will be designated as the "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" in REMIC II, for purposes of the REMIC Provisions under federal income tax laws. A segregated pool of assets consisting of the REMIC II Uncertificated Classes will be designated as "REMIC III" and the Trustee will make a separate REMIC election with respect thereto. The Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G and Class NR Certificates and each of the Class X Components will be designated as the "regular interests" in REMIC III, and the Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions under federal income tax law.

          The following table sets forth the designation, Pass-Through Rate and Original Class Balance for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

              Class                                               Original
          Designation              Pass-Through Rate            Class Balance
          -------------------------------------------------------------------

     Class A1                        6.939%                       $40,000,000
     Class A2                        7.323%                      $100,124,000
     Class A3                        7.535%                      $138,659,000
     Class B                            (1)                       $24,419,000
     Class C                            (2)                       $22,384,000
     Class D                            (3)                       $20,349,000
     Class E                            (4)                        $6,104,000
     Class X                          (5)(6)                         $0
     Class F                          7.38%                       $26,454,000
     Class G                          7.38%                       $16,279,000
     Class NR                         7.38%                       $12,213,353
     Class R-I                          NA                            NA
     Class R-II                         NA                            NA
     Class R-III                        NA                            NA


----------------
(1) A weighted average Pass-Through Rate equal to, on each Distribution Date, the excess of the Weighted Average Remittance Rate for such Distribution Date over 1.287% per annum.

(2) A weighted average Pass-Through Rate equal to, on each Distribution Date, the excess of the Weighted Average Remittance Rate for such Distribution Date over 1.189% per annum.

(3) A weighted average Pass-Through Rate equal to, on each Distribution Date, the excess of the Weighted Average Remittance Rate for such Distribution Date over 1.131% per annum.

(4) A weighted average Pass-Through Rate equal to, on each Distribution Date, the excess of the Weighted Average Remittance Rate for such Distribution Date over 0.788% per annum.


(5)  Based on the Notional Amount.

(6) The weighted average Pass-Through Rate equal to, on each Distribution Date, the excess of the weighted average of the Remittance Rates on the Mortgage Loans as of the Due Date in the month of such Distribution Date over the weighted average of the Pass-Through Rates on the Certificates immediately prior to such Distribution Date.

          As of close of business on the Cut-off Date, the Mortgage Loans had an aggregate Cut-off Date Balance equal to $406,985,353.

          In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer, the Primary Servicers and the Trustee agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

     SECTION 1.01   Defined Terms.

     Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          "Accepted Servicing Practices": The procedures that the Master Servicer or Primary Servicer, as applicable, follows in the servicing and administration of mortgage loans, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Master Servicer or Primary Servicer, as applicable, services and administers, mortgage loans that are held for other portfolios and are similar to the Mortgage Loans and (ii) the standard of care, skill, prudence and diligence which the Master Servicer or Primary Servicer, as applicable, services and administers mortgage loans that are held for its own portfolio and are similar to the Mortgage Loans, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers but without regard to:

       (i) any relationship that the Master Servicer or Primary Servicer, as applicable, or any Affiliate of the Master Servicer or Primary Servicer, as applicable, may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to this Agreement;

      (ii) the Master Servicer's or Primary Servicer's, as applicable, obligations to make Advances with respect to the Mortgage Loans;

     (iii) the adequacy of the Master Servicer's or Primary Servicer's, as applicable, compensation for its services hereunder or with respect to any particular transaction;

      (iv) the ownership, servicing or management for others by the Master Servicer or Primary Servicer, as applicable, of any other mortgage loans or property;

       (v) the ownership by the Master Servicer or Primary Servicer, as applicable, of any Certificates or other securities; or

      (vi) the obligation of the Master Servicer or any Primary Servicer to repurchase any Mortgage Loan.

          To the extent consistent with the foregoing and subject to the express limitations set forth in this Agreement, the procedures followed by the Master Servicer or Primary Servicer, as applicable, shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Loans.

          "Accepted Special Servicing Practices": The procedures that the Master Servicer and the Special Servicer follow in the servicing, administration and disposition of distressed mortgage loans and related real property, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Master Servicer and the Special Servicer service, administer and dispose of, distressed mortgage loans and related property that are held for other portfolios and are similar to the Mortgage Loans, Mortgaged Property and REO Property and (ii) the standard of care, skill, prudence and diligence with which the Master Servicer and the Special Servicer service, administer and dispose of, distressed mortgage loans and related property that is held for its own portfolio and are similar to the Mortgage Loans, Mortgaged Property and REO Property, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, so as to maximize the net present value of recoveries on the Mortgage Loans, but without regard to:

       (i) any relationship that the Master Servicer or Special Servicer or any Affiliate of the Master Servicer or Special Servicer, as applicable, may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to this Agreement;

      (ii) the Master Servicer's or Special Servicer's obligations to make Advances with respect to the Mortgage Loans;

     (iii) the adequacy of the Master Servicer's or Special Servicer's as applicable compensation for its services hereunder or with respect to any particular transaction;

      (iv) the ownership, servicing or management for others by the Master Servicer or Special Servicer of any other mortgage loans or property;

       (v) the ownership by the Master Servicer or Special Servicer of any Certificates or other securities issued in connection with any Securitization; or

      (vi) the obligation of the Master Servicer or any Primary Servicer to repurchase any Mortgage Loan.

          "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury Regulation Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

          "Adjusted Available Distribution Amount": With respect to any Distribution Date, the Available Distribution Amount net of any interest accrued on any Collateral Value Adjustment subsequently recovered and any Net Prepayment Premiums.

          "Adjusted Collateral Value": With respect to any Distribution Date, the excess of the Stated Principal Balance of any Mortgage Loan over the related Collateral Value Adjustment.

          "Advance":  A P&I Advance or Servicing Advance.

          "Advance/Delinquency  Report":  The  report  prepared  pursuant  to
Section 4.10(a)(ii) hereof in the form of Exhibit Q hereto.

          "Advance Rate":   An annual rate equal to  the Prime Rate in effect
from time to time.

          "Affiliate": With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement":     This  Pooling  and  Servicing  Agreement  and  all
amendments hereof and supplements hereto.

          "Asset Strategy Report":   The report prepared  pursuant to Section
6.03(c).

          "Assignment of Leases and Rents": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

          "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to effect the transfer of the Mortgage to the Trust Fund, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

          "Assumed Final Distribution Date": December 26, 2028, which is the first Distribution Date following the second anniversary of the date at which the Stated Principal Balance of all the Mortgage Loans has been reduced to zero, assuming no prepayments and that the Balloon Mortgage Loans fully amortize according to their amortization schedule and no Balloon Payment is made.

          "Available Distribution Amount": With respect to any Distribution Date, the amount on deposit in the Certificate Account as of the close of business on the related Master Remittance Date immediately preceding such Distribution Date, after giving effect to expenses of the Trust Fund pursuant to this Agreement.

          "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its Maturity Date.

          "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the amount outstanding on the Maturity Date of such Mortgage Loan in excess of the related Monthly Payment.

          "Bankruptcy Code":   The federal  Bankruptcy Code, as  amended from
time to time (Title 11 of the United States Code).

          "BOMCC":  Banc One Management and Consulting Corporation.

          "Book-Entry Certificate":   Any Certificate registered in  the name
of the Depository or its nominee.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking and savings and loan institutions in the states of Massachusetts, New York, Pennsylvania, Georgia or Texas are authorized or obligated by law or executive order to remain closed.

          "Certificate": Any Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class X, Class F, Class G, Class NR, Class R-I, Class R-II or Class R-III Certificate.

          "Certificate Account": The segregated trust account or accounts created and maintained by the Trustee pursuant to Section 7.01 in trust for Certificateholders, which shall be entitled "State Street Bank and Trust Company, as Trustee, in trust for registered holders of J.P. Morgan
Commercial Mortgage Finance Corp., Mortgage Pass-Through Certificates, Series 1997-C4."

          "Certificate Balance": With respect to any Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G or Class NR Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Balance of the Class of Certificates to which such Certificate belongs. The Class X and Residual Certificates do not have a Certificate Balance.

          "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Master Servicer, the Depositor or any Affiliate of either shall be deemed not to be outstanding with respect to Sections 10.04 and 13.01. The Trustee shall be entitled to request and rely upon a certificate of the Master Servicer or the Depositor in determining whether a Certificate is registered in the name of an Affiliate of such Person.

          "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

          "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 8.02.

          "Class":   Collectively, all of  the Certificates bearing  the same
capital letter designation.

          "Class A1 Certificate":   Any of the Certificates issued  hereunder
and designated as such.

          "Class A2 Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class A3 Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class B Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class Balance": With respect to any Class, the aggregate principal amount of such Class outstanding as of any date of determination equal to (A) the Original Class Balance thereof plus (B) any Collateral Value Adjustment Capitalization Amount minus (C) any amounts allocated or distributed to such Class in reduction of its Class Balance pursuant to the terms hereof.

          "Class C Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class  D Certificate":   Any of the  Certificates issued hereunder
and designated as such.

          "Class  E Certificate":   Any of the  Certificates issued hereunder
and designated as such.

          "Class  F Certificate":   Any of the  Certificates issued hereunder
and designated as such.

          "Class G Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class NR Certificate":   Any of the Certificates  issued hereunder
and designated as such.

          "Class R-I Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class R-II Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class   R-III  Certificate":    Any  of  the  Certificates  issued
hereunder and designated as such.

          "Class  X Certificate":   Any of the  Certificates issued hereunder
and designated as such.

          "Class X Component": Each of the following components of the Class X Certificates:

               (a) the Class A1X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over 6.939% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A1 Certificates immediately prior to such Distribution Date;

               (b) the Class A2X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over 7.323% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A2 Certificates immediately prior to such Distribution Date;

               (c) the Class A3X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over 7.535% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A3 Certificates immediately prior to such Distribution Date;

               (d) the Class BX Component, with a Pass-Through Rate for any Distribution Date equal to 1.287% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class B Certificates immediately prior to such Distribution Date;

               (e) the Class CX Component, with a Pass-Through Rate for any Distribution Date equal to 1.189% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class C Certificates immediately prior to such Distribution Date;

               (f) the Class DX Component, with a Pass-Through Rate for any Distribution Date equal to 1.131% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class D Certificates immediately prior to such Distribution Date;

               (g) the Class EX Component, with a Pass-Through Rate for any Distribution Date equal to 0.788% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class E Certificates immediately prior to such Distribution Date;

               (h) the Class FX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over 7.38% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class F Certificates immediately prior to such Distribution Date;

               (i) the Class GX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over 7.38% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class G Certificates immediately prior to such Distribution Date;

               (j) the Class NRX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over 7.38% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class NR Certificates immediately prior to such Distribution Date.

          "Code":  The Internal Revenue Code of 1986, as amended.

          "Collateral Value Adjustment": With respect to a Mortgage Loan as to which a Collateral Value Adjustment Event has occurred, an amount equal to the excess of (a) the Stated Principal Balance of the Mortgage Loan as of the date of the Collateral Value Adjustment Event over (b) the excess of (i) 90% of the current appraised value of the related Mortgaged Property as determined by an Independent MAI appraisal thereof prepared in accordance with 12 CFR Section225.62 over (ii) the sum of (A) to the extent not previously advanced by a Servicer, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Rate, (B) all unreimbursed Advances and interest thereon at the Advance Rate, (C) any unpaid Servicing Fees and Trustee Fees and (D) all currently due and delinquent real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of such Mortgaged Property (net of any amount escrowed or otherwise available for payment of any amounts due on the related Mortgage Loans with respect to such Mortgage Loan or REO Property). Notwithstanding the foregoing, a Collateral Value Adjustment will be zero with respect to such Mortgage Loan if (i) the event giving rise to such Collateral Value Adjustment is the extension of the maturity of such Mortgage Loan, (ii) the payments on such Mortgage Loan were not delinquent during the twelve months preceding such extension and (iii) the payments on such Mortgage Loan were then current, provided that if at any later date there occurs a delinquency in payment with respect to such Mortgage Loan, the Collateral Value Adjustment will be recalculated and applied as described above.

          "Collateral Value Adjustment Capitalization Amount": With respect to each class of Certificates to which a Collateral Value Adjustment has been allocated, and to the extent not reversed, interest accrued at the related Pass-Through Rate on the portion of the Class Balance of such class equal to the sum of the aggregate Collateral Value Adjustment allocated to such class for such Distribution Date and accrued and unpaid interest at the related Pass-Through Rate on such Collateral Value Adjustment amount for prior Distribution Dates.

          "Collateral Value Adjustment Event": With respect to any Mortgage Loan the earliest to occur of (i) 90 days after the date on which an uncured delinquency occurs in respect of such Mortgage Loan, (ii) 60 days after the date on which a receiver is appointed (if such appointment remains in effect during  such 60-day  period) in  respect of  the related  Mortgaged Property,
(iii) as soon as reasonably practical after the date on which the related Mortgaged Property becomes an REO Property or (iv) the date on which the payment rate, Mortgage Rate, principal balance, amortization terms or Maturity Date of such Mortgage Loan has been changed or otherwise materially modified pursuant to and in accordance with the terms hereof.

          "Collateral Value Adjustment Reduction Amount": With respect to the Class X Certificates, the portion of the Interest Accrual Amount accrued on the portion of the related Notional Amount corresponding to any Collateral Value Adjustment or Collateral Value Adjustment Capitalization Amount
allocated,   and  not  reversed,  to  the  Class  Balance  of  any  class  of
Certificates.

          "Collection Period": With respect to any Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date (or, in the case of the initial Distribution Date, the Cut-off Date) and ending on the first day of the month of such Distribution Date.

          "Combined Servicing Mortgage Loans": The Mortgage Loans identified as such on the Mortgage Loan Schedule.

          "Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation, held in an Escrow Account or in a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents, related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

          "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at State Street Bank and Trust Company, 2 International Place, 5th Floor, Boston, Massachusetts 02110,
Attention:  Corporate Trust Department.

          "Crown Hotel Notes": The 21 Mortgage Notes relating to the Crown Participation as set forth on Exhibit G hereto.

          "Crown Hotel Properties": The Mortgaged Properties securing the Crown Hotel Notes.

          "Crown Participation": A 31.3423765% participation in a pool of Crown Hotel Notes pursuant to the Crown Participation Agreement. For purposes of this Agreement, the Crown Participation is to be treated as a Mortgage Loan with a Cut-off Date Balance of $22,655,134.

          "Crown Participation Agreement": The participation agreement dated as of the Delivery Date, between MGT, as seller of the participations, the Depositor, as the initial participant, BOMCC, as participation servicer of the participations, and State Street Bank and Trust Company, as Custodian.

          "Custodial Agreement": The Custodial Agreement, dated as of August 5, 1994, by and between MGT and the Custodian, as amended from time to time in accordance with the provisions thereof and as may be assigned, in whole or in part in respect of the Mortgage Loans.

          "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 11.14 as a document custodian for the Mortgage Loan Files, which Person shall not be the Depositor, the Person which originated, or sold to the Depositor or MGT, the related Mortgagor Loan or an Affiliate thereof. The initial Custodian shall be State Street Bank and Trust Company, acting in its capacity as custodian for the Trustee.

          "Cut-off Date":  February 1, 1997.

          "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, net of the principal portion of all unpaid Monthly Payments due on or before such date.

          "Defaulted Mortgage Loan": Any Mortgage Loan which is more than 60 days delinquent in whole or in part in respect of any Monthly Payment or is delinquent in whole or in part in respect of the related Balloon Payment, if any; provided that for purposes of this definition, no Monthly Payment (other than a Balloon Payment) shall be deemed delinquent if less than five dollars ($5.00) of all amounts due and payable on such Mortgage Loan has not been received as of the most recent Due Date therefor.

          "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding principal balance of the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation results from a proceeding initiated under the Bankruptcy Code or a state court deficiency proceeding.

          "Definitive  Certificate":    Any  certificated,  fully  registered
certificate.

          "Delivery Date":  February 6, 1997.

          "Depositor": J.P. Morgan Commercial Mortgage Finance Corp., or its successor in interest.

          "Depository": The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The initial Depository shall be The Depository Trust Company, a nominee of which is CEDE & Co.

          "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited by the Depository.

          "Detailed Loan Indicative Data File": The report prepared pursuant to Section 4.10(a)(i) hereof in the form of Exhibit P hereto, as such form may be reasonably amended from time to time by the Master Servicer.

          "Determination Date": With respect to any Distribution Date, the 10th Business Day preceding such Distribution Date.

          "Directing Certificateholder": The Monitoring Certificateholder selected by a majority of the Monitoring Certificateholders, by Certificate Balance, as certified by the Trustee from time to time; provided, that, absent such selection, or (i) until a Directing Certificateholder is so selected, or (ii) upon receipt of notice from a majority of the Monitoring Certificateholders, by Certificate Balance, that a Directing Certificateholder is no longer so designated, the Monitoring Certificateholder(s) which owns the largest aggregate Certificate Balance of one or more Monitoring Classes shall be the Directing Certificateholder.

          "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the Master Servicer, Primary Servicer or the Special Servicer on behalf of the Trustee) shall not be considered to Directly Operate a REO Property solely because the Trustee (or the Master Servicer, Primary Servicer or the Special Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

          "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in
Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or (iii) any organization described in Section 1381(a)(2)(C) of the Code. A corporation will not be treated as an instrumentality of the United States or of any State or any political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation (a corporate instrumentality of the United States) a majority of its board of directors is not selected by a governmental unit.

          "Distribution Date":   The twenty-fifth (25th) day (or  if any such
day is not a Business Day, the Business Day immediately succeeding such twenty-fifth (25th) day) of each month.

          "Due Date":   With respect  to any  Mortgage Loan, the  day of  the
month set forth in the related Mortgage Note on which each Monthly Payment thereon is scheduled to be due.

          "Eligible Account":  Either:

               (a) an account or accounts maintained with a federal or state chartered depository institution or trust company (1)(i) to the extent funds are on deposit in such account for a period not in excess of 30 days, the commercial paper, short-term debt obligations or other short-term deposits of which have the Required Rating or (ii) to the extent funds are on deposit in such account for a period in excess of 30 days, the long-term unsecured debt obligations of which have a long term rating of at least "AA-" by Standard and Poor's Ratings Services and if rated by Fitch Investors Services, L.P., then Fitch Investors Services, L.P. and
          (2) to the extent funds are on deposit in such account for a period
          (a) not in excess of one month, (b) in excess of one month, but not in excess of three months, (c) in excess of three months, but not in excess of six months and (d) in excess of six months, the short term debt obligations and/or long-term unsecured obligations shall have the following respective ratings from Moody's Investors Service, Inc.: (a) A2 or Prime-1, (b) A1 and Prime-1, (c) Aa3 and Prime-1 and (d) Aa3 and Prime-1, if any such depository institution ceases to satisfy the requirements set forth above, then each of such accounts that are held by such depository institution shall be transferred to a depository institution which satisfies such requirements within 30 days; or

               (b) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state chartered depository institution (i)(A) subject to regulations regarding fiduciary funds on deposit similar to 12 C.F.R. Section 9.10(b) or (B) a U.S. trust company which, in either case, has corporate trust powers, acting in its fiduciary capacity and (ii)(A) whose accounts are fully insured by FDIC's Bank Insurance Fund or Savings Associations Insurance Fund or under the National Credit Union Administration's Share Insurance Fund,
          (B) which are rated "C" or better by Thomson Bankwatch, Inc. or "75" or better by IDC Financial Publishing, Inc., or (C) whose long-term unsecured debt obligations are rated "AAA" or "Aaa" by each Rating Agency (or if such obligations are not rated by Fitch Investors Service, L.P., each other Rating Agency). In connection with determining whether a depository institution satisfies the criteria set forth in clauses (ii)(B) or (ii)(C) of the preceding sentence, each Servicer and the Trustee shall each use ratings that have been issued within the three-month period preceding the date of such determination, and shall re-check the applicable ratings of any depository institution with whom they have established an account no less often than every three months. If any such depository institution ceases to satisfy the requirements set forth above, then each of such accounts that are held by such depository institution shall be transferred to a depository institution which satisfies such requirements within 30 days; or

               (c) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Certificate Account, Escrow Account, Master Collection Account or Primary Collection Account will not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Certificates).

          "Environmental  Laws":   Any present  or future  federal, state  or
local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene, Hazardous Materials or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended:

       (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. SectionSection 9601-9657;

      (ii) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. SectionSection 6901-6991i;

     (iii)     the    Toxic    Substance     Control    Act,    15     U.S.C.
               SectionSection 2601-2629;

      (iv)     the Water Pollution Control Act (also known as the Clean Water
               Act), 33 U.S.C. Section 1251 et seq.;
                                                  -- ----

       (v)     the Clean Air Act, 42 U.S.C. Section 7401 et seq.; and
                                                               -- ----

      (vi)     the  Hazardous   Materials  Transportation   Act,  49   U.S.C.
               Section 1801 et seq.
                            -- ----

          "Escrow Account": Each separate account or subaccounts, each of which shall be an Eligible Account, created and maintained for the Mortgage Loans pursuant to Section 4.06 hereof, each of which shall be entitled "(the Primary Servicer) for the benefit of J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 1997-C4, Account No. _____________."

          "Escrow Account Report": The report prepared pursuant to Section 4.10(b) hereof and in the form of Exhibit R-3 hereto.

          "Escrow Payments": With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire and hazard insurance premiums, Payment Reserve, Replacement Reserve, Repair and Remediation Reserve, Tenant Improvement and Leasing Commissions Reserve and any other payments, in each case, to the extent required to be escrowed by the Mortgagor pursuant to the Mortgage or any other document included in the Mortgage Loan File.

          "Event of Default": One or more of the events described in Section 10.01.

          "Excess Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation, other than any such awards or settlements held in an Escrow Account or in a trust account, which shall be an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents, related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

          "Excess Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to Section 4.07, title insurance policy or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, other than any proceeds to be held in an Escrow Account or in a trust account, which shall be an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents, related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

          "Extension Advisor": The entity responsible for approving any proposed Mortgage Loan modification that extends the maturity date of a Mortgage Loan by more than three (3) years beyond the scheduled maturity date of such Mortgage Loan as of the Cut-off Date, as provided in Section 6.14 herein. The initial Extension Advisor shall be the State Street Bank and Trust Company.

          "FDIC":     The  Federal  Deposit  Insurance  Corporation,  or  any
successor thereto.

          "Final Recovery Determination": A determination by the Special Servicer with respect to any Defaulted Mortgage Loan, as certified in writing by a Servicing Officer setting forth such determination and the procedures and considerations of the Special Servicer forming the basis of such determination, that there has been a recovery of all REO Proceeds,
Liquidation Proceeds and other payments or recoveries that the Special Servicer, in its reasonable good faith judgment, expects to be ultimately recoverable.

          "GMACCM":  GMAC Commercial Mortgage Corporation and its successors.

          "GMACCM Mortgage Loans": The Mortgage Loans serviced by GMACCM as Primary Servicer, as indicated in the Mortgage Loan Schedule.

          "Hazardous Materials": All materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. Section 172.010, materials defined as hazardous pursuant to Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls ("PCBs"), radon gas, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.

          "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Master Servicer, the related Primary Servicer, the Special Servicer and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Master Servicer, the related Primary Servicer, the Special Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer, the related Primary Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          "Insurance  Policy":   With  respect  to  any  Mortgage  Loan,  any
insurance policy required to be maintained under this Agreement or the related Mortgage Loan Documents.

          "Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to
Section 4.07 hereof, or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, to be held in an Escrow Account or in a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents, related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents, or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

          "Interest Accrual Amount": With respect to each Distribution Date and any Class of Certificates (other than the Residual Certificates), interest accrued during the period from and including the first day of the month preceding the month of the Distribution Date (or the Cut-off Date with respect to the initial Distribution Date) to and including the last day of the month preceding the month of the Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months) on the Class Balance or Notional Balance as the case may be, outstanding immediately prior to such Distribution Date at the then applicable Pass-Through Rate applicable to such Class of Certificates for such Distribution Date.

          "Interest Distribution Amount": With respect to each Distribution Date and any Class, the Interest Accrual Amount for such Distribution Date reduced by (i) the product of (a) any excess of Prepayment Interest Shortfalls for such Distribution Date over any Prepayment Interest Excess for such Distribution Date and any interest not collectible pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 and (b) the Interest Accrual Amount on such Class divided by the Interest Accrual Amount for all such Classes of Certificates for such Distribution Date and (ii)(a) with respect to each class of Certificates other than the Class X Certificates, any Collateral Value Adjustment Capitalization Amount allocated to such class and
(b) with respect to the Class X Certificates, any Collateral Value Adjustment Reduction Amount. The Interest Distribution Amount for the Class with the lowest priority with respect to the order of payment of interest or principal shall be reduced further by the portion of any interest deferred with respect to any Mortgage Loans (such reduction will be based on the same basis as distributions of interest are made to the extent allocated to Classes which receive distributions concurrently). Such deferred amount, together with interest at the related Pass-Through Rate, shall be payable to the extent it is collected after such Distribution Date.

          "Interested Person": As of any date of determination with respect to any Mortgage Loan, the Mortgagor, the Depositor, the related Primary Servicer, the Special Servicer or the Master Servicer.

          "Law": Any judgment, order, decree, writ, injunction, award, statute, rule, regulation or requirement of any federal, state, local or other agency, commission, instrumentality, tribunal, governmental authority, arbitrator or court having or asserting jurisdiction over any particular Person, property or matter applicable to such particular Person, property or matter.

          "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Depositor pursuant to Section 2.04 or
Section 12.01; or (v) such Mortgage Loan is purchased by the Master Servicer, Special Servicer or the related Primary Servicer pursuant to Section 12.01.

          "Liquidation Proceeds": Cash (including any Excess Insurance Proceeds or Excess Condemnation Proceeds, but excluding REO Proceeds) received in connection with the liquidation of a Defaulted Mortgage Loan, whether through the sale or assignment of such Defaulted Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

          "Loan  Sale Agreement":    The  Loan Sale  Agreement,  dated as  of
February 1, 1997, between MGT and the Depositor relating to the transfer and assignment of the Mortgage Loans attached as Exhibit I hereto.

          "Loss  Mortgage  Loan":   Any  Mortgage  Loan  (a)  as to  which  a
Liquidation Event has occurred, (b) with respect to which the Master Servicer, Primary Servicer or (unless advanced by the Master Servicer) the Special Servicer has determined that an Advance previously made or proposed to be made is a Nonrecoverable Advance or (c) with respect to which a Deficient Valuation has been made or a portion of the principal balance thereof has been otherwise permanently forgiven.

          "Master Collection Account": The separate account, which shall be an Eligible Account, created and maintained for the Mortgage Loans pursuant to Section 5.02 hereof, each of which shall be entitled "Banc One Management and Consulting Corporation, as Master Servicer, for the benefit of J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates Series 1997-C4.

          "Master Collection Account Report": The report prepared pursuant to Section 5.07(b) hereof and in the form of Exhibit R-1.

          "Master Remittance Date": With respect to each Distribution Date, one Business Day preceding such Distribution Date.

          "Master Servicer": Banc One Management and Consulting Corporation, an Ohio corporation, its successor in interest, or any successor servicer appointed as such as herein provided.

          "Master Servicing Fee":  As defined in Section 5.08 hereof.

          "Master Servicing Fee Rate": With respect to all the Mortgage Loans, other than the Combined Servicing Mortgage Loans and the Crown Participation, 0.03% per annum. There will be no separate Master Servicing Fee Rate for the Combined Servicing Mortgage Loans and there will be no fee payable to the Master Servicer in addition to the Servicing Fee therefor in connection with the Crown Participation.

          "Maturity Date": With respect to any Mortgage Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Mortgage Note.

          "MGT":    Morgan  Guaranty  Trust  Company of  New  York,  and  its
successors in interest.

          "Modification":  As defined in Section 6.14(a).


          "Monitoring Certificateholder": Each Holder (or Certificate Owner, if applicable) of a Certificate of a Monitoring Class as certified to the Trustee from time to time by such Holder or Certificate Owner.

          "Monitoring Class":  As defined in Section 11.02(c).

          "Monthly Payment": With respect to any Mortgage Loan and any Due Date, the scheduled monthly payment with respect to such Mortgage Loan, including any Escrow Payments but excluding any Balloon Payment, which is payable by a Mortgagor under the related Mortgage Note and applicable Law and, with respect to a Balloon Mortgage Loan for which a Balloon Payment is due and has not been made, the monthly payment with respect to such Balloon Mortgage Loan that would be payable on and after the related Maturity Date based on the full amortization schedule determined by the Special Servicer.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note, including the assignment of leases and rents related thereto.

          "Mortgage  Loan":    Each  of  the mortgage  loans  and  the  Crown
Participation  transferred and assigned  to the  Trustee pursuant  to Section
2.01 or Section 2.02 and from time to time held in the Trust Fund, the Mortgage Loans so held pursuant to Sections 2.01 and 2.02 being identified on the Mortgage Loan Schedule (including, any successor REO Mortgage Loan). As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage Loan File.

          "Mortgage Loan Documents": With respect to each Mortgage Loan, to the extent applicable, the Mortgage, Mortgage Note, Assignment of Mortgage, Assignment of Leases and Rents (if separate from Mortgage), any security agreements, any UCC Financing Statements, the title insurance policy, all surveys, all insurance policies, any environmental liabilities agreements, any escrow agreements for improvements, any guaranties related to such Mortgage Loan, any prior assignments of mortgage in the event that the originator is not the originator of record, any collateral assignments of property management agreements and other services agreements required by the applicable commitment and other loan documents and all modification, consolidation and extension agreements, if any.

          "Mortgage Loan File": In connection with any Mortgage Loan, all the documents held or required to be held by the Custodian pertaining to such Mortgage Loan, including the Mortgage Loan Documents, the related appraisal, reports regarding physical and structural characteristics and condition of the related Mortgaged Property, reports regarding environmental condition of the related Mortgaged Property, lease subordination agreements and tenant estoppels and related opinions of counsel.

          "Mortgage Loan Schedule": The list of Mortgage Loans transferred to the Trustee as part of the Trust Fund, attached hereto as Exhibit G.

          "Mortgage Note":   The note or other evidence of  indebtedness of a
Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

          "Mortgage Rate":   With  respect to any  Mortgage Loan,  the annual
rate at which interest accrues on such Mortgage Loan in accordance with the terms of the related Mortgage Loan.

          "Mortgaged Property": The underlying property (including any REO Property) that secures a Mortgage Loan, in each case consisting of a parcel or parcels of land improved by a commercial and/or multifamily building or facility, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

          "Mortgagor":  The obligor or obligors on a Mortgage Note.

          "Most  Subordinate  Class  of  Certificates":     At  the  time  of
determination, the Class to which any Realized Losses would be first allocated to as of such time in accordance with Section 7.05.

          "Net Prepayment Premium": With respect to any Distribution Date, the excess (but not less than zero) of (a) any Prepayment Premium received prior to the related Primary Remittance Date and not previously distributed or applied to reimburse to the Master Servicer with respect to its Servicing Fee over (b) the excess of any Prepayment Interest Shortfall allocated prior to the related Primary Remittance Date and not previously allocated over any Prepayment Interest Excess (but not less than zero).

          "Nonrecoverable Advance": Any Advance previously made or proposed to be made by any Servicer in respect of a Mortgage Loan which together with interest thereon, in the good faith judgment of such Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by such Servicer from net proceeds received solely with respect to such Mortgage Loan or the related Mortgaged Property, including related Excess Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Excess Condemnation Proceeds and escrowed amounts.

          "Nonrecoverable Advance Certificate": A certificate signed by a Servicing Officer setting forth the determination of a Nonrecoverable Advance and the procedures and considerations of the related Servicer forming the basis of such determination (including but not limited to information such as related income and expense statements, rent rolls, occupancy status, property inspections, and with respect to the Master Servicer and Special Servicer an Independent MAI appraisal of the related Mortgaged Property).

          "Non-United States Person": Any person other than a United States Person.

          "Notional Amount":   With respect  to the Class X  Certificates and
any   Distribution  Date,  the  Class  Balance   of  all  other  Certificates
immediately preceding such Distribution Date.

          "Officers'  Certificate":     With  respect  to  any   Servicer,  a
certificate signed by a Servicing Officer of such Servicer.

          "Operating Statements and Rent Rolls Report": The report prepared pursuant to Section 4.09(b) hereof in the form of Exhibit N hereto, as such report may be reasonably amended from time to time by the Master Servicer.

          "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Master Servicer, any Primary Servicer or Special Servicer, acceptable and delivered to the Trustee, except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC, (b) compliance with the REMIC Provisions, or (c) any actions or duties which can not be undertaken or are no longer permitted under applicable law, must be an opinion of counsel who is in fact Independent.

          "Original Class Balance": As to any Class of Certificates with a Class Balance, the Original Class Balance set forth in the Preliminary Statement.

          "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "P&I Advance":   Any amounts identified in this Agreement  as a P&I
Advance.

          "Pass-Through Rate": With respect to any Distribution Date a per annum rate equal to (a) as to the Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class X, Class F, Class G and Class NR Certificates, the corresponding Pass-Through Rate as set forth in the Preliminary Statement. The Residual Certificates will not have a Pass-Through Rate.

          "Payment Reserve": With respect to a Mortgage Loan, the amount, if any, of principal and interest payable thereon required, pursuant to the related Mortgage Loan Documents, to be deposited into an escrow account to cover a portion of the related Mortgagor's debt service obligations thereunder.

          "Percentage Interest": With respect to any Class of Certificates, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Balance or initial Notional Amount of such Certificate as of the Delivery Date, as specified on the face thereof, and the denominator of which is the Original Class Balance or Notional Amount of the relevant Class.

          "Permitted Investments": Any one or more of the obligations and securities listed below that provide for a date of maturity of not more than 30 days but in any event not later than the date prior to the date such funds will be required to be distributed:

       (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

      (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) which has the Required Rating;

     (iii) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 270 days after the date of issuance thereof) that has the Required Rating for short-term debt;

      (iv) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause (ii) above and having maturities of not more than 365 days; and

       (v) any other obligation or security acceptable to each Rating Agency, as indicated in writing that would not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Certificates;

provided, however, that no such instrument shall be a Permitted Investment
--------  -------
if (v) such instrument evidences a right to receive either (A) only interest payments with respect to the obligations underlying such instrument or (B) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; (w) its terms do not have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change; (x) to the extent rated, an "r" highlighter is affixed to its rating; (y) to the extent the related interest rate is variable, interest there is not tied to a single interest rate index plus a single fixed spread (if any), or does not move proportionately with that index; or (z) such instrument is purchased at a premium over par.

          "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability corporation, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

          "Pool Factor": With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Class Balance of the Certificates, after giving effect to distributions made or to be made on such Distribution Date and the denominator of which is the aggregate original Class Balance of the Certificates.

          "Prepayment Assumption": It is assumed for purposes of Section 3.11(l) that there are no prepayments on the Mortgage Loans and that the Crown Hotel Notes are paid in full on April 30, 2005.

          "Prepayment Interest Excess": With respect to any Distribution Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part prior to the related Determination Date and after the preceding Due Date, the amount of interest accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected.

          "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part after the related Determination Date and prior to the following Due Date, the amount of interest that would have accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to the unpaid principal balance of the Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

          "Prepayment Premium": Any premium, penalty or fee paid or payable, as set forth in the related Mortgage Note, by a Mortgagor in connection with a Principal Prepayment.

          "Primary Collection Account": Each separate account, which shall be an Eligible Account, created and maintained for the Mortgage Loans pursuant to Section 4.02 hereof, each of which shall be entitled "_________ (the Primary Servicer), as Primary Servicer, for J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 1997-C4."

          "Primary Collection Account Report": The report prepared pursuant to Section 4.10(b) hereof in the form of Exhibit R-2.

          "Primary Remittance Date":   With respect to any Distribution Date,
the third (3rd) Business Day preceding such Distribution Date.

          "Primary Servicer": With respect to any Mortgage Loan, the Person designated as such in the Mortgage Loan Schedule, which shall be AMRESCO Management, Inc., BOMCC or GMAC Commercial Mortgage Corporation, or their permitted successors.

          "Primary Servicing Fee":  As defined in Section 4.12 hereof.

          "Primary Servicing Fee Rate": With respect to the Mortgage Loans other than the Combined Servicing Mortgage Loans, the GMACCM Mortgage Loans and the Crown Participation, 0.07% per annum for each such Mortgage Loan; with respect to the GMACCM Mortgage Loans, 0.125% per annum for each such Mortgage Loan; and with respect to the Combined Servicing Mortgage Loans, as set forth in Section 4.12. There will be no fee payable to the Primary Servicer in addition to the Servicing Fee therefor in connection with the Crown Participation.

          "Prime Rate":  As of any day, the per annum rate reported in The
                                                                       ---
Wall Street Journal on the immediately preceding Business Day as the prime
-------------------
rate.

          "Principal Distribution Amount": With respect to any Distribution Date an amount equal to the aggregate of (a) all scheduled payments of principal (other than Balloon Payments) due on the Mortgage Loans on the related Due Date whether or not received and all scheduled Balloon Payments received, (b) if the scheduled Balloon Payment is not received, with respect to any Balloon Loans on and after the Maturity Date thereof, the principal payment that would need to be received in the related month in order to fully amortize such Balloon Loan with level monthly payments by the end of the term used to derive scheduled payments of principal due prior to the related
Maturity Date, (c) to the extent not previously advanced, any unscheduled principal recoveries received during the related Remittance Period in respect of the Mortgage Loans, whether in the form of liquidation proceeds, insurance proceeds, condemnation proceeds, amounts received as a result of the purchase of any Mortgage Loan out of the Trust Fund or receipt of overdue payments,
(d) any Collateral Value Adjustment Capitalization Amount allocated in connection with such Distribution Date, and (e) any other portion of the Adjusted Available Distribution Amount remaining undistributed after payment of any interest payable on the Certificates pursuant to clause (iv) of
Section 7.02(a) for the related or any prior Distribution Date, including any Prepayment Interest Excess not offset by any Prepayment Interest Shortfall occurring during the related Remittance Period or otherwise required to reimburse the Master Servicer and interest distributions on the Mortgage Loans, in excess of interest distributions on the Certificates, resulting from the allocation of amounts described in this clause (d) to principal distributions on the Certificates.

          "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          "Private Certificates": The Class F, Class G, Class NR, Class R-I, Class R-II and Class R-III Certificates.

          "Property Improvement Expenses": Any costs and expenses for repairs, replacements or improvements which the Special Servicer deems advisable under the circumstances, but only to the extent that they are paid to third persons in arms' length arrangements, which may, to the extent expressly approved in the related Asset Strategy Report, be Affiliates, who are generally in the business of providing such goods and services and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided, designed to maintain or improve the value of a Mortgaged Property or REO Property but not immediately necessary to operate it, that are incurred for the purpose of facilitating the sale of the related Specially Serviced Mortgage Loan or REO Property and maximizing the proceeds thereof, including but not limited to the following: (a) cosmetic improvements such as painting and landscaping;
(b) build-out or modification to suit a particular prospective or actual tenant or buyer; (c) replacement of items which are obsolescent or wearing out but which may not be dysfunctional; and (d) moneys paid to a tenant or buyer for a purpose similar to a Property Improvement Expense.

          "Property  Inspection Report":   The  report  prepared pursuant  to
Section 4.09(a) hereof in the form of Exhibit M hereto.

          "Property Protection Expenses": The following costs and expenses, but, with respect to items (b) through (n) below, only to the extent that they are paid to third persons in arms' length arrangements, which may, to the extent expressly approved in the related Asset Strategy Report, be Affiliates, who are generally in the business of providing such goods and services and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided: (a) real estate taxes, assessments and similar charges; (b) premiums for insurance; (c) utility costs; (d) payments required under service contracts, including but not limited to service contracts for heating, ventilation and air conditioning systems, elevators, landscape maintenance, pest extermination, security, model furniture, swimming pool service, trash removal, answering service, credit checks and monitoring the satisfaction of real estate tax assessments and the designation from time to time of special flood hazard areas; (e) payroll costs and benefits for on-site maintenance personnel, including but not limited to housekeeping employees, porters and general maintenance and security employees; (f) property management fees; (g) usual and customary leasing and sales brokerage expenses and commissions and other costs and expenses associated with marketing, selling or otherwise disposing of Specially Serviced Mortgage Loans or REO Properties including, without limitation, marketing brochures, auction services, reasonable legal fees, surveys, title insurance premiums and other title company costs; (h) permits, licenses and registration fees and costs; (i) any expense necessary in order to prevent or cure a breach under a lease, contract or agreement, if the consequences of failure to prevent or cure could, in the sole judgment of the Special Servicer, have a material adverse effect with respect to the Mortgage Loan, REO Property or Mortgaged Property; (j) any expense necessary in order to prevent or cure a material violation of any applicable law, regulation, code or ordinance with respect to any Mortgaged Property, including without limitation any environmental remediation; (k) costs and expenses of appraisals, valuations, surveys, inspections, environmental assessments, credit reports, or market studies (including, in each case, review thereof); (l) transportation, lodging and other travel related costs incurred by the Special Servicer in performing its duties under this Agreement, provided that the travel expenses of the Special Servicer's employees providing services under this Agreement shall be limited to the lesser of actual expenses or a reasonable budgeted amount for each calendar year mutually agreed upon by the Trustee and the Special Servicer; (m) other such reasonable marketing, legal, accountants, expert witness fees and other fees and expenses incurred by the Special
Servicer in connection with the enforcement, collection, foreclosure, management and operation of Specially Serviced Mortgage Loans or REO Properties, the bankruptcy of any related Mortgagor, and the performance of their servicing duties under this Agreement; and (n) such other expenses as are reasonable and immediately necessary to operate the Mortgaged Property or REO Property.

          "Purchase Price": With respect to any Mortgage Loan to be purchased pursuant to Section 2.02(c), Section 2.04, Section 6.05(a) or
Section 12.01, the Stated Principal Balance thereof as of the date of purchase, together with (i) all accrued and unpaid interest at the Mortgage Rate on such Mortgage Loan to but not including the date of purchase, (ii) all related unreimbursed Advances and (iii) all accrued and unpaid interest on related Advances, including any expense arising out of the enforcement of the repurchase obligation and any costs associated with such repurchase.

          "Qualified Insurer":  An insurance company:

     (a)
       (i) duly qualified as such under the laws of the state in which the related Mortgaged Property is located;


      (ii) duly authorized and, if required, licensed in such state to transact the applicable insurance business and to write the insurance provided; and

     (iii) whose claims paying ability is rated at least "A-" or "A3" by each Rating Agency (or, if not rated by Fitch Investors Service, L.P., the other Rating Agencies); or

     (b) acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such Qualified Insurer will not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Certificates).

          "Rating Agency":   Each of Fitch  Investors Service, L.P.,  Moody's
Investors Service, Inc. and Standard & Poor's Ratings Services.

          "Realized Loss": With respect to each Loss Mortgage Loan (or REO Property) as to which a Liquidation Event has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of the Liquidation Event, plus (ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which such Liquidation Event occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Collection Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon (subject to Section 6.10), minus (iv) the proceeds, if any, received during the month in which such Liquidation
Event occurred, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan. With respect to each Loss Mortgage Loan with respect to which an Advance previously made or proposed to be made has been determined to be a Nonrecoverable Advance an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of such determination, plus
(ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which such determination was made on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Collection
Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon, minus (iv) the proceeds, if any, received during the month in which such determination was made, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

          "Record Date":   With  respect to any  Distribution Date,  the last
Business Day of the month immediately preceding the month in which such Distribution Date occurs.

          "Related Mortgage Loans": With respect to any Primary Servicer, Mortgage Loan serviced thereby as indicated in the Mortgage Loan Schedule.

          "REMIC":  A "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

          "REMIC I": The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (a) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of the (i) Mortgage Loans received after the Cut-off Date (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off
Date), together with all documents included in the related Mortgage Loan File; (b) such funds or assets as from time to time are deposited in the Certificate Account; (c) such funds or assets as from time to time are deposited in the Master Collection Account, Primary Collection Account, Escrow Account or REO Account; (d) any REO Property; and (e) all Insurance Policies with respect to the Mortgage Loans listed on the Mortgage Loan Schedule.

          "REMIC I Uncertificated Interests": Each of the one hundred and seven interests with a principal balance and interest rate equal to that of one of the Mortgage Loans (other than the Crown Participation) or one of the Crown Hotel Notes.

          "REMIC II": A segregated pool of assets consisting of one hundred and seven uncertificated regular interests issued under REMIC I.

          "REMIC II Uncertificated Interests": Each of Uncertificated Interest I, Uncertificated Interest II, Uncertificated Interest III, Uncertificated Interest IV, Uncertificated Interest V, Uncertificated Interest VI, Uncertificated Interest VII, Uncertificated Interest VIII, Uncertificated Interest IX and Uncertificated Interest X.

          "REMIC III": A segregated pool of assets consisting of Uncertificated Interest I, Uncertificated Interest II, Uncertificated Interest III, Uncertificated Interest IV, Uncertificated Interest V, Uncertificated Interest VI, Uncertificated Interest VII, Uncertificated Interest VIII, Uncertificated Interest IX and Uncertificated Interest X.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "Remittance Period": For any Distribution Date is the period beginning after a Determination Date in the immediately preceding month (or the Cut-off Date, in the case of the first Distribution Date) through the related Determination Date.

          "Remittance Rate": With respect to any Mortgage Loan, the per annum rate equal to the excess of the related Mortgage Rate (without giving affect to any modification or other reduction thereof following the Cut-off
Date) over the sum of the related Servicing Fee Rate and 0.015%. For this purpose, if the related Mortgage Rate is calculated other than on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis"), such Mortgage Rate will be recalculated on a 30/360 basis.

          "Remittance  Report":    The report  prepared  pursuant  to Section
4.10(a)(i) hereof in the form of Exhibit O hereto.

          "Rents  from Real  Property":   With respect  to any  REO Property,
gross income of the character described in Section 856(d) of the Code.

          "REO  Account":   One  or  more  accounts established  pursuant  to
Section 6.06.

          "REO  Acquisition":   The acquisition  by  the Special  Servicer on
behalf of the Trustee for the benefit of the Certificateholders of any Mortgaged Property.

          "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has been acquired by the Special Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, until the Special Servicer has determined that all amounts that it reasonably expects to recover from or on account of such Mortgage Loan have been recovered, whether from Excess Condemnation Proceeds, Excess Insurance Proceeds, Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or otherwise (in which case such Mortgage Loan shall no longer be an REO Mortgage Loan).

          "REO Proceeds": Proceeds (net of any directly related expenses, including without limitation, Property Protection Expenses and Property Improvement Expenses, incurred by the Special Servicer for the proper operation, management and maintenance of the related REO Property) received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) and cash received in connection with the final liquidation of the related REO Property.

          "REO  Property":   A  Mortgaged Property  acquired  by the  Special
Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure.

          "REO Status Report": With respect to any Mortgage Loan, shall have the meaning set forth herein.

          "Repair  and Remediation  Reserve": With  respect  to any  Mortgage
Loan, the amounts required to be paid by the Mortgagor, pursuant to the Mortgage Loan Documents, contemporaneously with the execution thereof, for payment of costs and expenses relating to certain maintenance, repairs and/or remedial or corrective work.

          "Replacement Reserve": With respect to any Mortgage Loan, the amounts required to be paid by the Mortgagor pursuant to the Mortgage Loan Documents for payment of costs and expenses in connection with the performance of work on the roofs, chimneys, gutters, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators and mechanical and HVAC equipment or other repairs on the related Mortgaged Property.

          "Replacement Special Servicer":  As defined in Section 6.15.

          "Request for Release and Receipt of Documents": A written Request for Release and Receipt of Documents, substantially in the form of Exhibit Y hereto.

          "Required Appraisal Date": With respect to any Mortgage Loan within 30 days of (a) any Collateral Value Adjustment Event, (b) the occurrence of any event giving rise to a subsequent Collateral Value Adjustment (including the delinquency referred to in the last sentence of the definition of "Collateral Value Adjustment Event") more than twelve months after an appraisal was obtained with respect to a previous Collateral Value Adjustment or (c) if the Servicers have made P&I Advances for twelve consecutive months following a Collateral Value Adjustment.

          "Required Rating":   For purposes  of the definitions  of "Eligible
Account" and "Permitted Investments" the following ratings:

          (a) with respect to commercial paper, short-term debt obligations or other short-term deposits, the highest short-term rating category of each Rating Agency (or if such obligations are not rated by Fitch Investors Service, L.P., each other Rating Agency); or

          (b) with respect to long-term debt obligations, the highest long-term rating category of each Rating Agency (or, if such obligations are not rated by Fitch Investors Service, L.P., each other Rating Agency).

          "Residual Certificate":   Any of the Class R-I, Class R-II or Class
R-III Certificates.

          "Responsible Officer": When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Office and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Scheduled Principal Balance": As to each Mortgage Loan and any date of determination, the principal balance of such Mortgage Loan on the Cut-off Date, minus the sum of (i) all amounts representing the principal
              -----
portion of the Monthly Payment due on or before such date of determination whether or not received and (ii) all amounts representing unscheduled payments or recoveries of principal (other than amounts representing late payments subtracted pursuant to clause (i) above) collected with respect to such Mortgage Loan during the immediately preceding Collection Period.

          "Security Agreement": With respect to any Mortgage Loan, any security agreement or equivalent instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

          "Senior Certificates": The Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E and Class X Certificates.

          "Servicer":   The Master  Servicer, each  Primary  Servicer or  the
Special Servicer, as applicable.

          "Servicing Advance": Any expenses identified in this Agreement as a Servicing Advance which are incurred by any Servicer consistent with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, or, with respect to any Mortgage Loan.

          "Servicing Agreement": Each of the Servicing Agreements listed in Exhibit H.

          "Servicing Fee": With respect to any Mortgage Loan other than the Crown Participation and (a) the Primary Servicer, the applicable Primary Servicing Fee; (b) the Master Servicer, the Master Servicing Fee; and (c) the Special Servicer, as set forth in Section 6.13. With respect to the Crown Participation, the Servicing Fee set forth in the servicing agreement referenced in the Crown Participation Agreement.

          "Servicing Fee Rate": With respect to any Mortgage Loan, other than a Combined Servicing Mortgage Loan or the Crown Participation, shall equal the sum of the Master Servicing Fee Rate and the Primary Servicing Fee Rate; with respect to any Combined Servicing Mortgage Loan, 0.04% per annum; and with respect with respect to the Crown Participation 0.155%.

          "Servicing Officer": With respect to any Servicer, any Assistant Treasurer, Assistant Secretary, Assistant Vice President, Vice President or other employee of such Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans under this Agreement and authorized to act on behalf of such Servicer, as designated by inclusion on a list of such Persons furnished to the Trustee and each other Servicer by the related Servicer, as such list may from time to time be amended.

          "Servicing  Transfer Date":   The  date after  the occurrence  of a
Servicing Transfer Event on which the Special Servicer receives the information, documents and records required to be delivered thereto pursuant to Section 6.02(c).

          "Servicing Transfer Event": The occurrence of any of the following with respect to a Mortgage Loan: (i) such Mortgage Loan becomes a Defaulted Mortgage Loan; (ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such proceeding which shall have remained in force undischarged or unstayed for a period of 60 days; (iii) the Master Servicer or the related Primary Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; (v) any other default has occurred which has materially and adversely affected the value of the related Mortgaged Loan and has continued unremedied for the applicable grace period specified in the related Mortgage; (vi) the related Mortgaged Property becomes REO Property; or (vii) if for any reason, the related Primary Servicer cannot enter into an assumption agreement pursuant to
Section 4.08.

          "Specially Serviced Mortgage Loan": Any Mortgage Loan with respect to which a Servicing Transfer Event has occurred and which has not ceased to be a Specially Serviced Mortgage Loan pursuant to Section 6.12.

          "Specially Serviced Mortgage Loan Status Report": With respect to any Mortgage Loan, shall have the meaning set forth herein.

          "Special  Servicer":      Banc  One   Management   and   Consulting
Corporation, an Ohio corporation, or its successor servicer appointed as such as herein provided.

          "Special Servicing  Fee":   The compensation  the Special  Servicer
shall be entitled to receive pursuant to Section 6.13.

          "Startup Day":  The Delivery Date.

          "State  Tax  Laws":     The  laws  of  the  states   of  New  York,
Massachusetts, Pennsylvania, Georgia and Texas as well as any state the applicability of which to the Trust or the REMICs shall have been confirmed to the Trustee in writing either by the delivery to the Trustee of an Opinion of Counsel to such effect, or by the delivery to the Trustee of a written notification to such effect by the taxing authority of such state.

          "Stated  Principal Balance":   With  respect to  any  Mortgage Loan
(other than an REO Mortgage Loan), as of any date of determination, (a) the Cut-off Date Balance, minus (b) the sum, without duplication, of:

       (i) the principal portion of each Monthly Payment and Balloon Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the Mortgagor or advanced and distributed to Certificateholders before such date of determination;

      (ii) all Principal Prepayments received with respect to such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination;

     (iii) the principal portion of all Insurance Proceeds and Liquidation Proceeds received with respect to such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination; and

      (iv) any reduction in the outstanding principal balance of such Mortgage Loan resulting from a Deficient Valuation that occurred prior to the end of the Collection Period for the most recently ended Distribution Date.

With respect to any REO Mortgage Loan, as of any date of determination, an amount (not less than zero) equal to (x) the Stated Principal Balance of the related Mortgage Loan as of the date of the related REO Acquisition, minus
(y) the sum of:


          (i)  the principal portion of each P&I Advance made with respect to
               such   REO    Mortgage   Loan   that   was    distributed   to
               Certificateholders before such date of determination; and

          (ii) the principal portion of all Insurance Proceeds, Liquidation Proceeds and REO Proceeds received with respect to such REO Mortgage Loan, to the extent distributed to Certificateholders before such date of determination.

A Mortgage Loan shall be deemed to be part of the Trust Fund and to have an outstanding Stated Principal Balance through and including the Distribution Date on which the proceeds, if any, received in connection with a Liquidation Event in respect thereof are to be distributed to Certificateholders.

          "Tax Matters Person": The "tax matters person" (as defined in the REMIC Provisions) of the REMIC created hereunder.

          "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal or State Tax Laws.

          "Tenant Improvement and Leasing Commissions Reserve": With respect to any Mortgage Loan, the amounts required to be paid by the Mortgagor pursuant to the Mortgage Loan Documents to refit and release either vacant space or blocks of space anticipated to be vacated during the term of financing.

          "Transfer Date": With respect to any Mortgage Loan, shall have the meaning set forth herein.

          "Trust Fund":  REMIC I, REMIC II and REMIC III.

          "Trustee":   State Street  Bank and Trust  Company, a Massachusetts
banking corporation or its successor in interest in its capacity as Trustee hereunder, or any successor trustee appointed as herein provided.

          "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction, or, in the case of Louisiana or the Commonwealth of Puerto Rico, the comparable provisions of Louisiana or Puerto Rico law, as applicable.

          "Uncertificated  Interest I":    An  interest in  REMIC  II with  a
principal balance equal to the Class Balance of the Class A1 Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest II":   An  interest  in REMIC  II with  a
principal balance equal to the Class Balance of the Class A2 Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest III":   An  interest in  REMIC II  with a
principal balance equal to the Class Balance of the Class A3 Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest IV":   An  interest  in REMIC  II with  a
principal balance equal to the Class Balance of the Class B Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest V":    An  interest in  REMIC  II with  a
principal balance equal to the Class Balance of the Class C Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest VI":   An  interest  in REMIC  II with  a
principal balance equal to the Class Balance of the Class D Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest VII":   An  interest in  REMIC II  with a
principal balance equal to the Class Balance of the Class E Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest  VIII":   An interest in  REMIC II  with a
principal balance equal to the Class Balance of the Class F Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest IX":   An  interest  in REMIC  II with  a
principal balance equal to the Class Balance of the Class G Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest X":    An  interest in  REMIC  II with  a
principal balance equal to the Class Balance of the Class NR Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Underwriter":  J.P. Morgan Securities Inc.

          "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 98.0% of all the Voting Rights shall be allocated among the Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F and Class NR Certificates in proportion to the respective Class Balances, 1.00% of all Voting Rights shall be allocated to the Class X Certificates, and 0.331/3% of all Voting Rights shall be allocated to each of the Class R-I, Class R-II and Class R-III Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. Allocation of Realized Losses and Collateral Value Adjustments to a Class of Certificates and any other event which changes such Class Balance will also result in a corresponding change to such Class' Voting Rights.

          "Weighted Average Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to four decimal places, of the Remittance Rates in effect for the Mortgage Loans as of the commencement of the related Collection Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans outstanding immediately following the Distribution Date in the related Collection Period.

     SECTION 1.02   Calculations.

     Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

     SECTION 1.03   Rules of Construction.

          (a) Any action or delivery which is required pursuant to the terms hereof which falls on a day which is not a Business Day will be due on the immediately following Business Day, except as otherwise expressly provided herein.

          (b) The term "validate" as applied to actions of a Servicer, when referring to data or information (whether or not contained in a Report) received from another person or entity, shall mean "to take such actions as are appropriate in accordance with Accepted Servicing Practices in order to test or compare, as appropriate, such data or information so as to reasonably infer its accuracy"; and

          (c) The term "verify" as applied to actions of a Servicer, when referring to data or information (whether or not contained in a Report) received from another person or entity, shall mean "to receive, sort or compile, in any combination as applicable, said data and information, and to reject that which is erroneous on its face", without independent investigation.


                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01   Conveyance of Mortgage Loans.

          (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under the mortgage loans and the Crown Participation identified on the Mortgage Loan Schedule (the "Mortgage Loans"), all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders and the Custodial Agreement to the extent such agreement relates to the Mortgage Loans. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date). The transfer of the Mortgage Loans and related property accomplished hereby is absolute and, notwithstanding Section 13.07, is intended by the parties to constitute a sale.

          (b) In connection with the Depositor's assignment, the Depositor does hereby deliver to, and deposit with, the Trustee, or the initial Custodian as the agent of the Trustee, the following documents or instruments (or copies thereof as permitted by this Section) for each Mortgage Loan (other than the Crown Participation) so assigned

       (i) the original or, if accompanied by a "lost note" affidavit, a copy of the Mortgage Note, endorsed by MGT or the prior holder of record in blank or to the order of the Trustee;

      (ii) the original Mortgage, and any intervening assignments (or certified copies of such assignments) thereof, in each case with evidence of recording indicated thereon, or certified copies thereof if not returned from the applicable recording office;

     (iii) originals or certified copies of any related Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), any intervening assignments of each such document or instrument, and any related UCC Financing Statements;

      (iv) an assignment of the Mortgage, executed by MGT or the prior holder of record in blank or to the order of the Trustee, with the assignment to the Trustee in the following form: "State Street Bank and Trust Company, as Trustee for J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates Series 1997-C4", in recordable form;

       (v) assignments of any related Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), executed by MGT or the prior holder of record in blank or to the order of the Trustee, with the assignment to the Trustee in the following form: "State Street Bank and Trust Company, as Trustee for J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates Series 1997-C4";

      (vi) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed;

     (vii) the originals or certificates of a lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located;

    (viii) with respect to any Mortgage Loan secured by a leasehold interest, a certified copy of the related ground lease;

      (ix) either (i) the originals of all intervening assignments, including warehousing assignments, with evidence of recording thereon, (ii) copies of such assignments certified by a title company or escrow company to be true and complete copies thereof where the originals have been transmitted for recording until such time as the originals are returned by the public recording office or (iii) copies of such assignments certified by the public recording offices where such assignments were recorded to be true and complete copies thereof in those instances where the public recording offices retain the original or where the original recorded assignments are lost;

       (x) either (i) copies of the UCC-1 financing statements and any related continuation statements, each showing the mortgagors as debtor and the originator as secured party and each with evidence of filing thereon, together with a copy of each intervening UCC-2 or UCC-3 financing statement showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the Trustee with evidence of filing thereon disclosing the assignment to the Trustee of the security interest in the personal property securing the Mortgage Loan or (ii) copies of such financing statements certified to be true and complete copies thereof in instances where the original financing statements have been sent to the appropriate public filing office for filing;

      (xi)     the original appraisal; and

     (xii)     any escrow, guarantee and environmental liability agreement;

and for the Crown Participation, the original Crown Participation Agreement and the original assignment of the Crown Participation to the Trustee.

          (c) The Depositor shall, as to each Mortgage Loan on the Mortgage Loan Schedule, promptly (and in any event within 45 days of the Delivery
Date) cause (i) the assignment of the Mortgage specified in clauses  (iv) and
(v) above to be submitted for recording or filing, at its own expense, in the appropriate public office for real property records; and (ii) the UCC-2 or UCC-3 Assignments of Financing Statements specified in clause (x) above to be submitted for recording or filing, at its own expense, in the appropriate public office for UCC Assignments. Any such assignment delivered in blank shall be completed to the order of the Trustee, in the following form:
"State Street Bank and Trust Company, as Trustee for J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates Series 1997-C4" prior to recording. Each such assignment shall reflect that it should be returned by the public recording office following recording to State Street Bank and Trust Company as the initial Custodian. If any such assignment is lost or returned unrecorded or unfiled because of a defect therein, the Depositor shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed.

          (d)  The  Depositor  shall  complete  the  endorsements   on  those
Mortgage Notes delivered in blank (or cause such to be completed) to the order of the Trustee.

     SECTION 2.02   Acceptance by Trustee.

          (a) The Trustee, by the execution and delivery of this Agreement, acknowledges receipt, subject to the provisions of Section 2.01 and this
Section 2.02  of the  documents specified  in  clauses (i)-(v)  and (vii)  of
Section 2.01(b), and declares that it or the Custodian on its behalf holds and will hold such documents and the other documents delivered to it or the Custodian constituting the Mortgage Loan Files, and that it holds or will hold such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

          (b) On or prior to 180 days following the Delivery Date, the Trustee shall deliver to the Depositor and the Master Servicer, or shall cause the Custodian to deliver to the Depositor, the Trustee and the Master Servicer, a Final Certification in a form acceptable to the Depositor (the "Final Certification") to the effect that it has reviewed the Mortgage Loan Documents delivered to it hereunder and has determined that all documents required to be delivered pursuant to Section 2.01(b) have been received by the Trustee. Notwithstanding that the Final Certification is made by a Custodian, the Trustee shall in all cases be primarily liable for all statements made therein. In performing the reviews called for herein, the Trustee and Custodian, acting on its behalf, may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the review called for is limited solely to confirming, after receipt of the documents listed in
Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in the Mortgage Loan Schedule.

          (c) If, in the process of reviewing the Mortgage Loan Files, the Trustee or the Custodian finds any document or documents constituting a part of a Mortgage Loan File not to have been properly executed, or to be missing or to be defective on its face in any material respect, the Trustee shall promptly so notify, or shall cause the Custodian to promptly notify the Master Servicer and the Depositor. If the Depositor does not correct or cure such omission or defect within 60 days from the date of such notice the Depositor shall purchase such Mortgage Loan from the Trust Fund at its Purchase Price within 90 days from the date of such notice. The Purchase Price for any such Mortgage shall be deposited or caused to be deposited by the Master Servicer into the Master Collection Account and, upon receipt by the Trustee of written notification of such deposit, signed by a Servicing Officer, the Trustee or the Custodian, as the case may be, shall release to the Depositor the related Mortgage Loan File and such Mortgage Loan and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Depositor or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Depositor to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

     SECTION 2.03 Representations and Warranties of the Depositor, the Master Servicer, each Primary Servicer and the Special Servicer; Assignment of Rights.

          (a) The Depositor hereby represents and warrants to and covenants with the Trustee, the Master Servicer, each Primary Servicer and the Special Servicer, as of the Delivery Date, that:

       (i)     The  Depositor   is  a  corporation  duly  organized,  validly
               existing and in good standing under the laws of the State of Delaware.

      (ii) The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

     (iii) The Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, the execution, delivery and performance of this Agreement by the Depositor has been duly authorized, and the Depositor has duly executed and delivered this Agreement.

      (iv) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Master Servicer, each Primary Servicer and the Special Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to
               (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

       (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which such Depositor is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract, instrument, or other document which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

      (vi) The transfer of the Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

     (vii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor which, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

    (viii) At the time of the assignment of the Mortgage Loans to the Trust Fund hereunder, the Depositor had good title to and was the sole owner of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (other than the rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trust Fund free and clear of any pledge, lien, encumbrance or security interest.

          (b)  Each  of  the   Servicers  hereby  represents,   warrants  and
covenants to the Trustee, the Master Servicer, the Special Servicer and the Depositor, as of the Delivery Date, that:

       (i)     Due Organization and Authority.
               ------------------------------

                    (A) such Servicer has or shall obtain all licenses necessary to carry on its business as now being conducted and is or will become licensed, qualified and in good standing in each state where a Mortgaged Property is located, if the laws of such state require licensing or qualification in order to conduct business of the type conducted by such Servicer and if such failure to be licensed or qualified could have a material and adverse effect on the ability of the Servicer to perform its obligations under this Agreement or enforce the Mortgage Loan Documents; no license, consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by such Servicer of or compliance by such Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, or if such license, consent, approval, authorization or order of or registration or filing with or notice to any court or governmental agency or body is required, such Servicer has obtained the same or will obtain the same prior to the time necessary for such Servicer to perform its obligations under this Agreement relative thereto; and in any event such Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the servicing of such Mortgage Loan in accordance with the terms of this Agreement and the failure to have any such license not yet obtained does not and will not materially adversely affect the rights of the Certificateholders hereunder or under the Mortgage Loan Documents;

                    (B) such Servicer has the full power, authority and legal right to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments to be delivered pursuant to this Agreement) by such Servicer and the consummation of the transactions contemplated hereby by such Servicer have been duly and validly authorized; and

                    (C) this Agreement and all agreements contemplated hereby to which such Servicer is or will be a party evidence the valid, legal, binding and enforceable obligations of such Servicer, regardless of whether such enforcement is sought in a proceeding in equity or at law subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and to the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and all requisite corporate action has been taken by such Servicer to make this Agreement and all agreements contemplated hereby to which such Servicer is or will be a party valid and binding upon the Servicer in accordance with their terms and conditions;

      (ii)     Ordinary Course of Business.  The consummation of the
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transactions contemplated  by this  Agreement are in  the ordinary  course of business of such Servicer;

     (iii)     Conflicts.  Neither the execution and delivery of this
               ---------
Agreement, the acquisition of the servicing responsibilities by such Servicer, or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, (a) will conflict with or result in a breach of any of the terms, conditions or provisions of such Servicer's charter or by-laws or any legal restriction or, in any material respect, any agreement or instrument to which such Servicer is now a party or by which it is bound, or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) or result in an acceleration under any of the foregoing, or (c) result in the violation of, and such Servicer is not in violation of, any law, rule, regulation, order, judgment or decree to which such Servicer or its property is subject, or (d) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon the condition (financial or otherwise) of such Servicer or any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or
(e) impair the ability of the Trustee to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Trustee to realize the full benefits accruing pursuant to this Agreement;

      (iv)     Ability to Service.  To the best of such Servicer's
              ------------------
knowledge no event has occurred (including but not limited to, any change in insurance coverage) which would make such Servicer unable to comply with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable. Such Servicer has the facilities, procedures, and experienced personnel necessary for the prudent servicing of multifamily and commercial mortgage loans of the same type as the Mortgage Loans;

       (v)     Servicing Fee.  Such Servicer agrees that the entire
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Servicing  Fee with respect to the Mortgage  Loans pursuant to this Agreement shall be treated by such Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

      (vi)     Ability to Perform.  Such Servicer believes (and there are
               ------------------
no facts or circumstances known to the Servicer contrary to such belief) that it can perform each and every covenant made by it in this Agreement;

     (vii)     No Litigation.  There is no action, suit, proceeding or
               -------------
investigation pending or to the best of such Servicer's knowledge, threatened against such Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Servicer, or in any material impairment of the right or ability of such Servicer to carry on its business substantially as now conducted, or in any material liability on the part of such Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of such Servicer contemplated herein, or which would be likely to impair materially the ability of such Servicer to perform under the terms and conditions of this Agreement; and

    (viii)     Financial Condition.  Such Servicer's net worth,
               -------------------
determined in accordance with GAAP, is at least equal to two million dollars ($2,000,000) and such Servicer has sufficient liquidity to meet all of its obligations (including any obligation to make Advances) hereunder;

          (c) In addition, BOMCC, as a condition to the consummation of the transaction contemplated herein, hereby represents and warrants to the Trustee and the Depositor that as of the Delivery Date, (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio; and (ii) has received a favorable rating by Standard and Poor's Ratings Services and Fitch Investors Service, L.P. to the extent required to be rated thereby, to act as servicer of commercial mortgage loans.

          (d) In addition, AMRESCO Management, Inc. as a condition to the consummation of the transactions contemplated hereby, hereby represents and warrants to the Trustee, each other Servicer and the Depositor that as of the Delivery Date it is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

          (e) In addition, GMAC Commercial Mortgage Corporation, as a condition to the consummation of the transaction contemplated herein, hereby represents and warrants to the Trustee, each other Servicer and the Depositor that as of the Delivery Date it is a corporation duly organized, validly existing and in good standing under the laws of the State of California;

          (f) In addition, each Primary Servicer, as a condition to the consummation of the transaction contemplated herein, hereby represents and warrants to the Trustee, each other Servicer and the Depositor that as of the Delivery Date, that such Primary Servicer has received a favorable rating by Standard and Poor's Ratings Services and Fitch Investors Service, L.P., to the extent required to be rated thereby, to act as servicer of commercial mortgage loans.

          (g) In addition, each Primary Servicer, as a condition to the consummation of the transaction contemplated herein, hereby represents and warrants to the Trustee, the Master Servicer, the Special Servicer and the Depositor, that such Servicer has duly performed its obligations under the Servicing Agreement listed in Exhibit H, as applicable, in all material respects and is not aware of any event of default or any other event that with the passage of time would become an event of default under any Servicing Agreement to which it is a party.

          (h) The Depositor, as assignee of MGT under the Loan Sale Agreement and the Crown Participation Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its rights, title and interest (but none of its obligations) in respect of the Loan Sale Agreement, the Custodial Agreement (to the extent related to the Mortgage Loans), and the Crown Participation Agreement.

          (i) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by the Depositor, the Master Servicer, any Primary Servicer, the Special Servicer or the Trustee of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

     SECTION 2.04 Repurchase of Mortgage Loans for Breaches of Representa-tion and Warranty.

          (a) Within 90 days of the earlier of, the discovery by the Depositor of, or receipt by the Depositor of written notice from the Master Servicer, the Special Servicer, any Primary Servicer, the Trustee or any Certificateholder, specifying in reasonable detail the existence of a breach of any representation or warranty of the Depositor set forth in Section 2.03(a) or of MGT, assigned to the Trustee pursuant to Section 2.03(h) for the benefit of the Certificateholders, which materially and adversely affects the value of any Mortgage Loan or the interest of any Certificateholder therein, the Depositor shall at its option (i) (A) in all material respects cure such breach or (B) purchase the affected Mortgage Loan from the Trustee at the Purchase Price or (ii) cause MGT at its option (A) in all material respects to cure such breach or (B) to purchase the affected Mortgage Loan from the Trustee at the Purchase Price.

          (b) The purchase of any Mortgage Loan by the Depositor or MGT pursuant to Section 2.04(a) shall be effected by delivering the Purchase Price therefor to the Master Servicer for deposit in the Master Trust Collection Account. The Trustee, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Depositor, MGT or its designee, as applicable, the related Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment (in recordable form if recording is appropriate), in each case without recourse, as shall be necessary to vest in the Depositor, MGT or its designee, as applicable, any Mortgage Loan released pursuant hereto. In connection with such repurchase, the Master Servicer, the Special Servicer and the Primary Servicer shall release to the Depositor or MGT all documents and records maintained by such Servicer and requested by the Depositor or MGT; provided, that such Servicer may retain copies of such documents and records at its own expense. The Depositor shall be responsible for the payment of all reasonable expenses of the Trustee and the Servicers incurred in connection with such repurchase.

          (c)  It is understood  and agreed that the provisions  set forth in
Section 2.04(a) of this Agreement shall constitute the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any breach of the representations and warranties contained in Section 2.03(a) of this Agreement, in the Loan Sale Agreement, or, except as otherwise specifically provided, in the Crown Participation Agreement.

     SECTION 2.05   Execution of Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans, the Loan Sale Agreement, the Custodial Agreement and the Crown Participation
Agreement to the extent set forth herein and, concurrently with such assignment, has executed and caused the Certificate Registrar to authenticate and deliver to or upon the order of the Depositor, in exchange for the Mortgage Loans, Certificates in authorized denominations evidencing beneficial ownership of the entire Trust Fund.


                                 ARTICLE III

                    GENERAL SERVICING AND ADMINISTRATION

     SECTION 3.01 Access to Certain Documentation Regarding the Mortgage Loans and This Agreement.

          (a) Upon reasonable advance written notice, each Servicer shall give the Master Servicer, the Trustee, the Rating Agencies, the Depositor and such Person's agents or representatives, during normal business hours at such Servicer's offices, reasonable access to all reports, information and documentation regarding any Mortgage Loan, this Agreement, and the rights and obligations of the Certificateholders and any of the Servicers hereunder (including the right to make copies or extracts therefrom) and access to officers of such Servicer responsible for such obligations, provided,
however, that each Servicer shall have no obligation to disclose    --------
-------
or provide access to any computer programs which are proprietary to such
   -------
Servicer or access to which is limited by licensing agreements. In addition, with respect to this or any other provision of this Agreement which requires a Servicer to transmit documents, information or reports to any Person, the Servicer shall be entitled to include in its transmittal letter, or other data transmission format a statement that the enclosed information should not be disseminated or otherwise used in any manner contrary to any federal or state laws.

          (b) Each Servicer shall, upon written request, allow the Rating Agencies, the Depositor, the Trustee, the Master Servicer and their agents or representatives reasonable access to such Servicer's premises and to such books and records (including records stored electronically on computer tapes, magnetic disks and the like) relating to the Mortgage Loans or REO Property as to which access is reasonably requested and to a knowledgeable financial or accounting officer thereof for the purpose of answering questions asked by such Person regarding such Servicer or its ability to service the Mortgage Loans.

     SECTION 3.02   Annual Statement As to Compliance.

     Each Servicer shall deliver to the Depositor, the Trustee and the Master Servicer, on or before March 31 of each year, beginning March 31, 1998, a statement, signed by a Servicing Officer thereof, stating that (a) a review of the activities of such Servicer during the preceding calendar year (or during the period from the date of commencement of its duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and of its performance under this Agreement has been made under such Servicing Officer's supervision; and (b) to the best of such Servicing Officer's knowledge, based on such review, such Servicer has fulfilled all of its material obligations under this Agreement throughout such period, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature and status thereof.

     SECTION 3.03   Annual Independent Public Accountants' Servicing Report.

     On or before March 31 of each year, beginning March 31, 1998, each Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor, the Trustee and the Master Servicer to the effect that such firm has examined such documents and records as it has deemed necessary and appropriate relating to the servicing of the Mortgage Loans under this Agreement or substantially similar agreement for the preceding calendar year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that such servicing during such period has been conducted in compliance with this Agreement except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

     SECTION 3.04   Merger or Consolidation of Any Servicer.

          (a) Each Servicer shall keep in full force and effect its existence, rights and franchises as an association or corporation under the laws governing its charter or articles of incorporation except as permitted in this Section 3.04 and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

          (b) Any Person into which a Servicer may be merged, converted, or consolidated, or any Person resulting from any merger, conversion or consolidation to which a Servicer shall be a party, or any Person succeeding to the business of a Servicer, shall be the successor of such Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or
                 --------  -------
surviving Person shall be an entity whose business includes the servicing of mortgage loans, shall service multifamily and/or commercial mortgage loans, as applicable, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and shall satisfy the requirements of Section 3.10 hereof with respect to the qualifications of a successor to a Servicer.

     SECTION 3.05   Limitation on Liability of the Servicers and Others.

     Neither the Servicers nor any of the directors, officers, employees or agents thereof shall be under any liability for any action taken or for refraining from taking any action in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, in good faith pursuant to this Agreement or for errors in judgment (not constituting negligence or wilful misconduct); provided, however, that
                                  --------  -------
this provision shall not protect any Servicer or agents of such Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically imposed on such Servicer herein; and provided, further, that this provision shall not
                     --------  -------
protect any Servicer or agents of such Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of the obligations or duties hereunder. Each Servicer and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any
         ----- -----
other Servicer, the Depositor, the Trustee or the Custodian respecting any matters arising hereunder. No Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement; provided, however, that any Servicer may undertake any such
--------  -------
action that it may deem necessary or desirable in respect to this Agreement and any Mortgage Loan and the rights and duties of the parties hereto or the interest of the Certificateholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and such Servicer shall be entitled to be reimbursed therefor from the Trust Fund upon written demand.

     SECTION 3.06   Resignation of Servicers.

      Without in any way limiting this Section 3.06, neither the Master Servicer nor the Special Servicer shall resign as such or delegate its rights or duties hereunder or any portion thereof except (i) with the prior written consent of the Trustee, which consent may not be unreasonably withheld, or
(ii) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by such Servicer. Any determination pursuant to clause (ii) of the immediately preceding sentence permitting the resignation of a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. A Primary Servicer may resign subject to the requirements set forth below in this Section 3.06 and the Master Servicer shall assume the duties of such Primary Servicer hereunder pursuant to Section 5.01(d). No such resignation shall become effective until a successor shall have assumed such Servicer's responsibilities and obligations hereunder in the manner provided in Section
3.10 hereof. Any such successor Servicer must be an established mortgage loan servicing institution which meets the eligibility requirements for a successor Servicer pursuant to Section 3.10. Any such successor Master Servicer or Special Servicer must also be approved by the Trustee in writing.

     SECTION 3.07   Maintenance  of   Errors  and   Omissions  and   Fidelity
                    Coverage.

          (a) Each Servicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy covering such Servicer's officers and employees and other Persons acting on behalf of such Servicer in connection with its activities under this Agreement. The amount of coverage shall be determined in accordance with Accepted Servicing Practices and be at least equal to the sum of the following based upon the total portfolio that such Servicer services for itself and all others:

       (i)     $300,000, plus;

      (ii) 0.150% of the excess of the unpaid principal balance of all the mortgage loans serviced by such Servicer over $100,000,000 but less than or equal to $500,000,000, plus;

     (iii) 0.125% of the excess of the unpaid principal balance of all the mortgage loans serviced by such Servicer over $500,000,000 but less than or equal to $1,000,000,000 plus;

      (iv)     0.100% of  the excess of  the unpaid principal balance  of all
               the   mortgage   loans   serviced   by   such   Servicer  over
               $1,000,000,000.

The deductible on the fidelity bond or errors and omissions policy shall not exceed the greater of $100,000 and five (5) percent of the face amount of such bond or policy. In the event that any such bond or policy ceases to be in effect, such Servicer shall immediately obtain a comparable replacement bond or policy. Notwithstanding the foregoing, so long as the long term unsecured debt obligations of such Servicer or its corporate parent have the Required Rating for Eligible Accounts, such Servicer shall be entitled to provide self-insurance or obtain from its parent adequate insurance, as applicable, with respect to its obligation to maintain a blanket fidelity bond or an errors and omissions insurance policy.

          (b) From time to time, upon the request of the Master Servicer or the Trustee, each Servicer shall furnish the Master Servicer and the Trustee copies of all binders or certificates evidencing that the bond and policy described in clause (a) above are in full force and effect. Each Servicer shall promptly report in writing to the Trustee and each other Servicer any change in such coverage resulting in a failure to satisfy the requirements of clause (a) above and all cases of embezzlement or fraud or irregularities of operation, suspected or otherwise, if such events involve such Servicer and funds relating to the Mortgage Loans. The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of such Servicer's bonding companies or insurers, a copy of such report shall be promptly furnished to the Trustee and each other Servicer.

     SECTION 3.08   Indemnity.

          (a) Each Servicer shall indemnify the Depositor, the Trustee, the Trust Fund, the Master Servicer and the Special Servicer (including any successor Servicer) against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from claims or actions that were caused by or resulted from a breach of any of such Servicer's representations and warranties contained in this Agreement or the failure of such Servicer to perform its duties and to service the Mortgage Loans in accordance with the terms of this Agreement or arising out of the Servicer's willful misfeasance, bad faith or negligence.

          (b) Each Servicer shall be entitled to indemnification from the Trust Fund for any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, incurred in connection with any legal action relating to any Mortgage Loan and this Agreement, other than any cost, expense, loss, damage, claim or liability incurred by reason of willful misfeasance, bad faith or negligence of such Servicer in the performance of its duties hereunder or by reason of reckless disregard of obligations or duties of such Servicer hereunder.

          (c) As soon as reasonably practicable after receipt by the Depositor, any Servicer or the Trustee of a notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought under clause (a) or (b) above (each, an "Indemnified Party"), such Indemnified Party shall notify each Servicer from which indemnification is sought pursuant to clause (a) or clause (b) above and the Trustee, if indemnification is sought from the Trust Fund (each, an "Indemnifying Party") in writing of such complaint or of the commencement of such action or proceeding, but failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have hereunder or otherwise, except to the extent that such failure materially prejudices the rights of the Indemnifying Party. If the Indemnifying Party so elects or is requested by such Indemnified Party, the Indemnifying Party shall assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to each Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, such Indemnified Party reasonably determines in its judgment that having common counsel would present such counsel with a conflict of interest or that having common counsel would in any other way disadvantage such Indemnified Party or if the Indemnifying Party fails to assume the defense of the action or proceeding in a timely manner, then such Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay the fees and disbursements of such counsel; provided, however, that the Indemnifying
                                   --------  -------
Party shall not be required to pay the fees and disbursements of more than one separate counsel for all Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding the defense of which the Indemnifying Party assumes and in which an Indemnified Party is not entitled to separate counsel pursuant to the immediately preceding sentence, such Indemnified Party shall have the right to participate in such litigation and to retain its own counsel at such Indemnified Party's expense. The Indemnifying Party shall not, without the prior consent of each Indemnified Party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.

     SECTION 3.09   Information Systems.

     Each Servicer shall maintain a data storage and retrieval system capable of maintaining, updating and providing reports with respect to all relevant information with respect to each Mortgage Loan that may be required to satisfy the terms of this Agreement, including but not limited to all information on the Mortgage Loan Schedule. Each Servicer shall update the data on such system to reflect any information available thereto from time to time.

     SECTION 3.10   Successor to a Servicer.

          (a) Within thirty (30) days or another period agreed to by the Trustee in writing after the termination of any Servicer's responsibilities and duties pursuant to Section 3.06 or Section 10.01 hereof, the Master Servicer (or the Trustee, if the Master Servicer's responsibilities and duties are being terminated) shall either (i) succeed (as of the date of such succession) to and assume all of such Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor that shall succeed (as of the date of such succession) to all rights and assume all of the responsibilities and duties of such Servicer under this Agreement. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that the fees of the successor Servicer with respect to the Mortgage Loans shall not be higher than the fees of the predecessor Servicer. In the event that any Servicer's duties and responsibilities under this Agreement are terminated pursuant to the aforementioned Sections, such Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if such dates are not the same) with the same degree of diligence and prudence that it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor, any other Servicer or the Trustee. The termination of a Servicer's responsibilities and duties under this Agreement pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 3.10 (or until the Trustee or Master Servicer, as applicable, succeeds to and assumes all of such Servicer's responsibilities under this Agreement) and shall in no event relieve such Servicer of the covenants, representations and warranties made herein and the remedies available to the Trustee under this Agreement. The provisions of Section 3.05 hereof shall be applicable to each Servicer, to the extent of claims against the Servicer arising out of the Servicer's actions or failure to act prior to termination, notwithstanding any termination of such Servicer's responsibilities and duties under this Agreement or the termination of this Agreement. A successor Servicer shall not, by reason of its appointment or assumption of the duties and responsibilities of another Servicer, assume any of the liabilities of such Servicer.

          (b) Any successor appointed as provided herein shall execute, acknowledge and deliver to each Servicer and to the Trustee, an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities and obligations of the Servicer it is succeeding, with like effect as if originally named as a party to this Agreement. Any resignation or termination of a Servicer pursuant to Section 3.06 or Section 12.01 hereof shall not affect any claims that the Trustee or any Servicer may have against the Trustee or another Servicer, in any case arising prior to any such termination or resignation.

          (c) Upon its termination or resignation, the terminated or resigning Servicer shall immediately deliver to the successor the funds in any account maintained by such Servicer pursuant to this Agreement (net of all unpaid Servicing Fees payable to it, unreimbursed Advances advanced by it and interest on such Advances at the Advance Rate), any Mortgage Loan Documents in such Servicer's possession and related documents and statements held by it hereunder and such Servicer shall account for all funds. Such Servicer shall execute and deliver such instruments and do all such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of such Servicer. The successor shall promptly make arrangements to reimburse such Servicer for amounts such Servicer actually expended, unreimbursed Advances and amounts owed to such Servicer in respect of unpaid Servicing Fees pursuant to this Agreement that would otherwise have been recovered by such Servicer pursuant to this Agreement but for the appointment of the successor servicer, net of any amounts owed by such Servicer hereunder.

          (d) Notwithstanding anything contained herein, a successor Servicer shall be an established housing and home finance institution or mortgage servicing institution (x) which has a net worth of not less than $15,000,000, (y) as to which each Rating Agency has given written confirmation stating that if the designated replacement were to serve as successor Servicer, none of the then current rating or ratings of all outstanding classes of the Certificates would be qualified, downgraded or withdrawn as a result thereof and (z) except for any Primary Servicer, is reasonably satisfactory to the Trustee based upon its financial and servicing ability.

     SECTION 3.11   REMIC Administration.

          (a) The Trustee shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and if necessary, under State Tax Laws. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, the one hundred and seven REMIC I Uncertificated Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, the REMIC II Uncertificated Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interest" in REMIC II. For the purposes of the REMIC III election in respect of the Trust Fund, the Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G and Class NR Certificates and the Class X Components shall be designated as the "regular interests" and the Class R-III Certificates shall be designated as the sole class of "residual interest" in REMIC III. To the extent the affairs of the Trust Fund are within their control, the Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I, REMIC II or REMIC III other than the REMIC I Uncertificated Interests, the REMIC II Uncertificated Interests and the Certificates.

          (b) The Delivery Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

          (c) The Holder of the Class R-I Certificate is hereby designated, and by the acceptance of the Class R-I Certificate agrees to act, as Tax Matters Person for REMIC I. The Holder of the Class R-II Certificate is hereby designated, and by the acceptance of the Class R-II Certificate agrees to act, as Tax Matters Person for REMIC II. The Holder of the R-III Certificate is hereby designated, and by acceptance of the Class R-III Certificate, agrees to act, as Tax Matters Person for REMIC III.

          (d) The Tax Matters Person hereby irrevocably authorizes the Trustee to be its attorney-in-fact for purposes of signing all Tax Returns.

          (e) The Trustee shall prepare or cause to be prepared all of the Tax Returns that it reasonably determines are required with respect to either REMIC I, REMIC II or REMIC III created hereunder and shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the Trustee without any right of reimbursement therefor.

          (f) The Trustee shall provide (i) to any Transferor of a Class R-I, Class R-II or Class R-III Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R-I, Class R-II and Class R-III Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code, the REMIC Provisions or State Tax Laws including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I, REMIC II and REMIC III.

          (g) The Trustee shall take such actions and shall cause each of REMIC I, REMIC II and REMIC III created hereunder to take such actions as are reasonably within the Trustee's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as REMICs under the REMIC Provisions (and the Master Servicer shall assist the Trustee, to the extent reasonably requested by the Trustee to do
so). None of the Master Servicer, the Primary Servicers, the Special Servicer or the Trustee shall knowingly or intentionally take any action, cause either of REMIC I, REMIC II or REMIC III to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I, REMIC II or REMIC III as a REMIC or
(ii) result in the imposition of a tax under the REMIC Provisions upon either REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such party receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and such party determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of such party) to the effect that the contemplated action will not, with respect to either REMIC I, REMIC II or REMIC III created hereunder, endanger such status or, unless such party determines in its sole discretion to indemnify the Trust Fund against such tax, result in the imposition of such a tax.

          (h) In the event that any tax is imposed on "prohibited transactions" of REMIC I, REMIC II or REMIC III created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I, REMIC II or REMIC III as defined in Section 860G(c) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to a Servicer, if such tax arises out of or results from a breach by such Servicer of any of its obligations under this Agreement, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement and (iii) otherwise, against amounts on deposit in the Certificate Account and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

          (i) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (j) Following the Startup Day, neither the Master Service nor the Trustee shall accept any contributions of assets to REMIC I, REMIC II and REMIC III unless the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I, REMIC II and REMIC III will not cause REMIC I, REMIC II and REMIC III to fail to qualify as REMICs at any time that any Certificates are outstanding or subject REMIC I, REMIC II and REMIC III to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (k) Neither the Master Servicer, the Special Servicer nor the Trustee shall enter into any arrangement by which REMIC I, REMIC II and REMIC III will receive a fee or other compensation for services nor, to the extent reasonably within their control, permit either such REMIC to receive an income from assets other than "qualified mortgages" as defined in Section
8650G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (l) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" by which the Class Balance of each Class of Certificates representing a regular interest in REMIC III and the Uncertificated Class would be reduced to zero is December 26, 2028, which is the first Distribution Date following the second anniversary of the date at which all of the Mortgage Loans have zero balances, assuming no prepayments and that the Mortgage Loans which are Balloon Loans fully amortize according to their amortization schedule and no Balloon Payment is made.

          (m) Within 30 days after the Delivery Date, the Trustee shall prepare and file with the Internal Revenue Service From 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for REMIC I, REMIC II and REMIC III.

          (n) None of the Trustee, the Master Servicer, any Primary Servicer or the Special Servicer shall sell or dispose of any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgage Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, REMIC II and REMIC III, (iii) the termination of REMIC I, REMIC II and REMIC III pursuant to Article XI of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II of this agreement) nor acquire any assets for REMIC I, REMIC II and REMIC III, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to REMIC I, REMIC II and REMIC III after the Delivery Date, unless it has received an Opinion of Counsel that such sale or disposition will not affect adversely the status of REMIC I, REMIC II and REMIC III as REMICs.

          (o) The Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Delivery Date, and thereafter on an ongoing basis, all information or data requested by the Trustee that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including without limitation, the price, yield, original issue discount, market discount or premium, Prepayment Assumption and projected cash flow (based upon the Prepayment Assumption) of the Certificates. In addition, the Master
Servicer, the Special Servicer and the Depositor shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust Fund as is in its possession and reasonably requested by the Trustee to enable it to perform its obligations under this Article. The Trustee shall be entitled to rely conclusively upon all such information so provided to it without recalculation or other investigation.

          (p) The Trustee shall be entitled to reasonable compensation and to the reimbursement of its reasonable expenses incurred in the performance of its duties under this Section 3.11 as may be agreed upon by the Trustee and the Depositor, provided that the Trustee shall pay out of its own funds, without any right of reimbursement, any and all ordinary expenses of the Trust Fund incurred in the performance of its duties under this Article but shall be reimbursed, except as otherwise expressly provided for herein by the Trust Fund for any of its extraordinary expenses, including any taxes or tax-related payments, any expenses involved in any tax examination, audit or proceeding, and the expense of any tax-related Opinion of Counsel or other professional advice requested by the Trustee for the benefit or protection of the Certificateholders.


                                  ARTICLE IV

                              PRIMARY SERVICING

          SECTION 4.01   The Primary Servicers.

          (a) Each Primary Servicer, as independent contract servicer, shall service and administer each Related Mortgage Loan (except as such obligations may be assigned to the Special Servicer pursuant to Article VI hereof) on behalf of and in the best interests of and for the benefit of the Certificateholders in accordance with the terms of this Agreement and Accepted Servicing Practices.

          (b) Subject to Accepted Servicing Practices and the terms of this Agreement and of each Mortgage Loan, each Primary Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration that it may deem, in its best judgment, necessary or desirable, including, without limitation, to execute and deliver, on behalf of the Trust Fund, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to any Related Mortgage Loan which is not a Specially Serviced Mortgage Loan. No Primary Servicer may modify, waive or amend the terms of any Mortgage Loan except with the express written consent of the Master Servicer. Without limiting the generality of the foregoing, each Primary Servicer shall, and is hereby authorized and empowered with respect to each Related Mortgage Loan, to prepare, execute and deliver, on behalf of the Trust Fund and at the Trust Fund's expense, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on the related Mortgaged Property and related collateral. Each Primary Servicer shall service and administer each Related Mortgage Loan in accordance with applicable state and federal law and shall provide to each related Mortgagor any information required to be provided to it thereby. Subject to the foregoing, each Primary Servicer shall service and administer each Related Mortgage Loan in accordance with the related Mortgage Loan Documents, and shall enforce all provisions designated in such Mortgage Loan Documents, including but not limited to the establishment and administration of escrow accounts, reserve accounts, impound accounts and operation and maintenance plans. Each Primary Servicer may from time to time request that the Master Servicer obtain from the Trustee any powers of attorney and other documents necessary or appropriate to enable such Primary Servicer to carry out its servicing and administrative duties hereunder. At such time the Master Servicer shall make a determination as to the appropriateness of such request. If it shall approve such request, the Master Servicer shall prepare for signature by the Trustee and shall furnish to such Primary Servicer any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder. The Trustee shall not be responsible for any action taken or omitted to be taken by any Servicer pursuant to the application of such powers of attorney unless such action was taken or omitted to be taken at the express written direction of, and in the manner specified by, the Trustee.

          (c) Each Primary Servicer assumes, with respect to each Related Mortgage Loan (except as otherwise set forth in Article VI), full responsibility for the timely payment of all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in connection with:

       (i) any enforcement, administrative or judicial proceedings, or any necessary legal work or advice specifically related to servicing the Related Mortgage Loans, including but not limited to, bankruptcies, condemnations, drug seizures, foreclosures by subordinate or superior lienholders, legal costs associated with preparing powers of attorney pursuant to
               Section 4.01(b) above, and other legal actions incidental to the servicing of the Related Mortgage Loans (provided that such expenses are reasonable and that such Primary Servicer specifies to the Master Servicer the Mortgage Loan(s) to which such expenses relate);

      (ii) all ground rents, taxes, assessments, water rates, sewer rates and other charges, as applicable, that are or may become a lien upon a related Mortgaged Property, and all fire, flood and hazard insurance coverage (to the extent required in this Agreement, including renewal payments); and

     (iii) compliance with the servicing provisions applicable to such Primary Servicer set forth herein.

With respect to any costs described in clauses (i) and (ii) above and to the extent the related Mortgage Loan Documents do not provide for Escrow Payments or such Primary Servicer determines that any such payments have not been made by the related Mortgagor, such Primary Servicer shall effect timely payment of all such expenses before they become delinquent if such Primary Servicer shall have or should have had knowledge based on Accepted Servicing Practices of such nonpayment by the Mortgagor before it becomes delinquent, and, otherwise, such Primary Servicer shall effect immediate payment of all such expenses which it has knowledge or should have knowledge based on Accepted Servicing Practices have become delinquent. Each Primary Servicer shall make Servicing Advances with respect to Related Mortgage Loans from its own funds to effect such payments to the extent not deemed a Nonrecoverable Advance and shall be reimbursed therefor in accordance with Section 4.03(a) and Section 4.06(c) hereof. With respect to any costs described in clause (iii) above, each Primary Servicer shall be entitled to reimbursement of such costs as Servicing Advances only to the extent expressly provided in this Agreement. If a Primary Servicer determines with respect to any Related Mortgage Loan that a Servicing Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Master Servicer and the Trustee a Nonrecoverable Advance Certificate. Notwithstanding the foregoing, with respect to legal costs incurred in connection with preparing powers of attorney pursuant to clause (i) above, a Primary Servicer shall only be entitled to reimbursement for preparing a form of a power of attorney for each state and not for legal costs incurred in connection with the preparation of a power of attorney specifically for a Related Mortgage Loan.

          (d) Upon the occurrence of a Servicing Transfer Event with respect to a Related Mortgage Loan or upon the resignation or termination of a Primary Servicer, such Primary Servicer shall effect the timely and efficient transfer of its servicing responsibilities to the successor Servicer.

          (e)   Unless  the Primary  Servicer and  the Special  Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after a Mortgage Loan ceases to be a Specially Serviced Mortgage Loan, the related Primary Servicer shall send a letter by first class mail in the form of Exhibit L hereto notifying the related Mortgagor that servicing has been transferred to such Primary Servicer.

     SECTION 4.02   Primary   Collection  Account;   Collection  of   Certain
                    Mortgage Loan Payments.

          (a) Subject to Article VI, from the date hereof until the principal and interest on the Related Mortgage Loans are paid in full, each Primary Servicer shall proceed diligently to collect all payments called for under the terms and provisions of the Related Mortgage Loans, and shall follow such collection procedures as it would follow with respect to mortgage loans comparable to the Related Mortgage Loans and held for other portfolios, except that to the extent that such Primary Servicer does not service and administer similar mortgage loans for others, then such Primary Servicer shall follow such collection procedures as it would follow with respect to its own portfolio, to the extent such procedures shall be consistent with this Agreement and, in connection with collections under any applicable insurance policy, the terms of such insurance policy required to be maintained with respect thereto, and in accordance with Accepted Servicing Practices.

          (b) On or before the Delivery Date, each Primary Servicer shall establish, and agrees to maintain for so long as it services Mortgage Loans pursuant to this Agreement, a Primary Collection Account. Each Primary
Collection Account shall be an Eligible Account. Funds in each Primary Collection Account shall be held by the related Primary Servicer for the benefit of the Certificateholders and shall not be commingled with any other moneys. Each Primary Servicer shall deposit, within one Business Day following receipt, all collections with respect to the Related Mortgage Loans into the related Primary Collection Account and the applicable subaccount of the Escrow Account pursuant to this Section 4.02(b) and pursuant to Section 4.06(a), respectively. Each Primary Servicer shall, within five (5) Business Days of the establishment thereof, notify the Trustee, the Master Servicer and the Special Servicer in writing of the location and account number thereof and shall give the Trustee and the Master Servicer written notice of any change of such location or account number on or prior to the date of such change. Funds in any Primary Collection Account may be invested by, at the risk of, and for the benefit of, the related Primary Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the related Primary Servicer (in its capacity as such and for the benefit of the Certificateholders) or its nominee. All income therefrom shall be the property of the related Primary Servicer. In addition, if the amounts in any Primary Collection Account are invested for the benefit of the related Primary Servicer, such Primary Servicer shall deposit on each Determination Date into such account out of its own funds an amount representing any net losses realized on Permitted Investments with respect to funds in such account for such Collection Period.

          (c) Each Primary Servicer shall deposit the following amounts into the related Primary Collection Account:

       (i) all payments on account of principal, including amounts required to be deposited therein pursuant to
               Section 4.06(c)(iii) hereof, and Principal Prepayments, on the Related Mortgage Loans;

      (ii) all payments on account of interest on the Related Mortgage Loans (including amounts required to be deposited therein pursuant to Section 4.06(c)(iii) hereof);

     (iii)     all  Liquidation Proceeds,  Excess  Condemnation Proceeds  and
               Excess  Insurance  Proceeds  with   respect  to  the   related
               Mortgaged Properties;

      (iv)     out   of  such  Primary   Servicer's  own  funds,   an  amount
               representing net losses realized on Permitted Investments with respect to funds in such Primary Collection Account;

       (v) any amounts representing Prepayment Premiums paid by the related Mortgagors;

      (vi)     any amounts  received from  the Special  Servicer pursuant  to
               Section 6.10(b);

     (vii) any other amounts received from the related Mortgagor with respect to the Related Mortgage Loans; and

    (viii)     any amounts received  from the Special Servicer  under Section
               6.07 hereof, other than REO Proceeds;


but excluding (1) REO Proceeds, (2) amounts representing fees or late
    ---------
charge penalties or modification fees payable by Mortgagors with respect to Related Mortgage Loans which are not Specially Serviced Mortgage Loans or REO Mortgage Loans, which may be retained by such Primary Servicer as additional servicing compensation hereunder, (3) any amounts received from a Mortgagor to reimburse such Primary Servicer, pursuant to the terms of the Related Mortgage Loan, for costs incurred in connection with the preparation of a Property Inspection Report and (4) Escrow Payments.

          (d) All funds deposited by a Primary Servicer in the related Primary Collection Account shall be held for the benefit of the Certificateholders until disbursed or withdrawn in accordance herewith. Except as expressly permitted or required hereunder, a Primary Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to the related Primary Collection Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

          (e) Each Primary Servicer shall, within one Business Day of receipt or discovery of receipt, remit to the Special Servicer for deposit in the related REO Account any REO Proceeds deposited into the Primary Collection Account or any related Escrow Account.

          SECTION 4.03   Permitted  Withdrawals from  the Primary  Collection
                         Accounts.

          (a) A Primary Servicer may make withdrawals from the Primary Collection Accounts of amounts on deposit therein attributable to the Related Mortgage Loans for (without duplication) the following purposes in the following order of priority:

       (i) to recoup any amount deposited in such Primary Collection Account and not required to be deposited therein;

      (ii) on each Primary Remittance Date, from amounts representing payments by a Mortgagor of interest or Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to a Related Mortgage Loan other than an REO Mortgage Loan, to pay to itself the Primary Servicing Fee;

     (iii) to reimburse the Master Servicer, itself and the Special Servicer, in that order, for previously unreimbursed P&I Advances from collections on the Related Mortgage Loans, together  with  interest  at  the  Advance  Rate  pursuant  to
               Sections 5.05, 4.05, and 6.10, respectively, the right to withdraw amounts pursuant to this subclause (iii) being limited to amounts on deposit in the related Primary Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to the related Mortgaged Property, and any other amounts received on the Related Mortgage Loan that represent late recoveries of payments with respect to which such P&I Advances were made;

      (iv) to the extent not reimbursed from amounts on deposit in the Escrow Account pursuant to Section 4.06(c)(v) hereof, to reimburse the Master Servicer, itself and the Special Servicer (to the extent there are no amounts available in the related REO Accounts to reimburse the Special Servicer), in that order, pursuant to Sections 5.01(c) and 5.05, 4.05 and 6.10, respectively, for previously unreimbursed Servicing Advances incurred in connection with a Related Mortgage Loan or related Mortgaged Property (which amounts shall be accounted for in accordance with the provisions of Section 4.10 hereof) or the enforcement of the obligations of the Primary Servicers, together with interest at the Advance Rate pursuant to Sections 5.05, 4.05 and 6.10, respectively, the right to withdraw amounts pursuant to this subclause (iv) being limited to amounts on deposit in the related Primary Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to such Mortgaged Property, and any other amounts received on the Related Mortgage Loan that represent late recoveries of payments with respect to which such Servicing Advances were made;

       (v) to reimburse itself from amounts received from the Special Servicer pursuant to Section 6.10(b) or the Master Servicer pursuant to Section 5.03(a)(v) for any Advances, together with interest at the Advance Rate pursuant to Section 4.05, with respect to any Specially Serviced Mortgage Loan which remain unreimbursed;

      (vi) on each Primary Remittance Date, to reimburse the Master Servicer, itself and the Special Servicer, in that order, for accrued and unpaid interest at the Advance Rate on any reimbursed P&I Advances made with respect to any Related
               Mortgage Loan from any amounts on deposit in the related Primary Collection Account, to the extent not otherwise offset by default interest collected on the Related Mortgage Loan;

     (vii) on each Primary Remittance Date, to reimburse the Master Servicer, itself and the Special Servicer, in that order, from any amounts on deposit in the related Primary Collection Account for (A) any unreimbursed Nonrecoverable Advance for which a Nonrecoverable Advance Certificate has been previously delivered or (B) any unreimbursed Servicing Advance for an expense the payment or reimbursement of which is not an obligation of the related Mortgagor under the terms of the related Mortgage Loan Documents, in each case, together with interest at the Advance Rate pursuant to Sections 5.05, 4.05 and 6.10, respectively, made with respect to the Related Mortgage Loans;

    (viii) on each Primary Remittance Date, to reimburse the Special Servicer, from amounts on deposit in the related Primary Collection Account, for any unreimbursed Advances made with respect to a Related Mortgage Loan which had been a Specially Serviced Mortgage Loan but which ceased to be a Specially Serviced Mortgage Loan pursuant to the terms of Section 6.12 hereof;

      (ix) on each Primary Remittance Date, to pay itself any reinvestment income on amounts on deposit in such Primary Collection Account to which it is entitled pursuant to Section 4.02(b);

       (x) on each Primary Remittance Date, to make remittances to the Master Servicer pursuant to Section 4.04 hereof; and

      (xi) to clear and terminate such Primary Collection Account upon termination of this Agreement.

          (b) Each Primary Servicer shall keep and maintain separate accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Primary Collection Account and determining any shortfall or overpayment of any amounts due from or on behalf of any related Mortgagor or related Mortgaged Property.

          (c) Any remittances to the Master Servicer pursuant to clause (a) above shall be made by a transfer of funds to the Master Collection Account.

     SECTION 4.04   Remittances to the Master Servicer.

          (a)  On each Primary  Remittance Date, each Primary  Servicer shall
(1) withdraw from the related Primary Collection Account and remit to the Master Servicer, by wire transfer of immediately available funds to the Master Collection Account, all amounts on deposit in the related Primary Collection Account as of the close of business on the Determination Date prior to such Primary Remittance Date, minus:
                                       -----

          (i) any permitted charges against or withdrawals from the related Primary Collection Account pursuant to clauses (i) through
               (ix) of Section 4.03(a) hereof; and

          (ii) any amounts on deposit in the related Primary Collection Account representing a Monthly Payment due on a Due Date following the Collection Period for such Determination Date net of any reduction in the aggregate amount of P&I Advances for such Determination Date pursuant to Section 4.05(a) (which amounts shall be remitted pursuant to this Agreement on the Primary Remittance Date immediately following the Collection Period in which such Monthly Payment was due), and (2) remit to the Master Servicer any P&I Advances required to be made on or prior to such Primary Remittance Date pursuant to Section 4.05(a). If the Master Servicer fails to receive by 2:00 p.m., Dallas time on the Primary Remittance Date any or all of the amounts required by this clause (a), the Master Servicer shall immediately notify the related Primary Servicer of such failure.

          (b) With respect to any Primary Servicer remittance received by the Master Servicer after the Primary Remittance Date, such Primary Servicer shall pay to the Master Servicer interest on such amount until paid at the Advance Rate. Such interest shall be deposited into the Master Collection Account by such Primary Servicer on the date such late payment is made and shall cover the period commencing with the day following the Primary Remittance Date and ending with the Business Day on which such payment is made, both inclusive. The payment by such Primary Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default.

     SECTION 4.05   Primary Servicer Advances.

          (a) To the extent that as of the Determination Date for any month, the full amount of the Monthly Payment due in such month with respect to any Related Mortgage Loan other than a Specially Serviced Mortgage Loan has not been received by a Primary Servicer, such Primary Servicer shall remit to the Master Servicer on the Primary Remittance Date for deposit into the Master Collection Account, a P&I Advance in an amount equal to the excess of such Monthly Payment net of any Escrow Payment component over the amount received; provided, however, that a Primary Servicer shall not be required to make a Nonrecoverable Advance and, provided further, that a Primary Servicer shall not be required to make more than two consecutive P&I Advances which have not been reimbursed for any Mortgage Loan and a Primary Servicer shall not be required to make a P&I Advance with respect to a Balloon Payment. For purposes of the immediately preceding sentence, the Monthly Payment due on the Maturity Date for a Balloon Mortgage Loan will be the amount that would be due on such day based on the full amortization schedule used to calculate the Monthly Payments thereon prior to the Maturity Date. If a Primary Servicer determines that a P&I Advance is required, it shall on or prior to such Primary Remittance Date deposit in the related Primary Collection Account out of its own funds an amount equal to the P&I Advance; provided, however, that the aggregate amount of such P&I Advances for any Determination Date shall be reduced by any amounts being held for future remittance to the Master Servicer pursuant to Section 4.04(a)(1)(ii). Any funds being held in a Primary Collection Account for future distribution and so used shall be replaced by the related Primary Servicer from its own funds by deposit in such Primary Collection Account on or before any future Primary Remittance Date to the extent that funds in such Primary Collection Account on such Primary Remittance Date shall be less than payments to the Master Servicer required to be made on such date. If a Primary Servicer determines with respect to any Related Mortgage Loan that a P&I Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Master Servicer and the Trustee a Nonrecoverable Advance Certificate.

          (b) To the extent required by the terms of this Agreement, each Primary Servicer shall make Servicing Advances with respect to Related Mortgage Loans except pursuant to Section 5.01(c), Section 6.10 and Section
6.11 from time to time.

          (c) Each Primary Servicer shall determine on each Business Day whether amounts are available in the related Primary Collection Account or Escrow Account to reimburse any Servicer for unreimbursed Advances made pursuant to this Agreement. Subject to Section 6.02(f), the Primary Servicer shall withdraw all amounts necessary to make such reimbursement to the extent such withdrawals are permitted under Section 4.03(a) or Section 4.06(c)(v), and shall reimburse the Master Servicer, itself and the Special Servicer, in that order, on each Business Day.

          (d) Each Primary Servicer shall be entitled to interest on any Advance made with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to but not including any Business Day on which such Primary Servicer is reimbursed for such Advance pursuant to this Agreement.

     SECTION 4.06   Escrow Accounts.

          (a) On or before Delivery Date, each Primary Servicer shall establish, and hereby agrees to maintain for the duration of this Agreement, an Escrow Account. The Escrow Account shall be an Eligible Account. The Escrow Account shall consist of one or more subaccounts, each of which shall relate solely to collections with respect to the Related Mortgage Loans, and funds in each such subaccount in the Escrow Account shall be held by such Primary Servicer for the benefit of the Certificateholders and the related Mortgagors and shall not be commingled with any other moneys. Each Primary Servicer shall, within five (5) Business Days of the establishment thereof, notify the Trustee and the Master Servicer in writing of the location and account number of each subaccount in the Escrow Account and shall give the Trustee and the Master Servicer written notice of any change of such location or account number on or prior to the date of such change. Each Primary Servicer shall deposit into the appropriate subaccount of the related Escrow Account any Escrow Payments that it receives, including, without limitation,
(i) any Payment Reserve, Repair and Remediation Reserve, Replacement Reserve or Tenant Improvement and Leasing Commissions Reserve required to be deposited therein on the Applicable Closing Date and as of each Due Date for a Related Mortgage Loan and (ii) any related Insurance Proceeds or Condemnation Proceeds. In addition, if the amounts in any subaccount of an Escrow Account are invested for the benefit of the related Primary Servicer, such Primary Servicer shall deposit into such subaccount out of its own funds an amount representing net losses realized on Permitted Investments with respect to funds in such subaccount.

          (b) Subject to the terms of the Mortgage Loan Documents, and to applicable Law, any funds in any subaccount of an Escrow Account may be invested by (or, if required by such Mortgage Loan Documents or applicable Law, shall be invested by), at the risk of, and for the benefit of, related Primary Servicer in Permitted Investments and any such Permitted Investment shall not be sold or disposed of prior to its maturity. If, however, pursuant to the terms of the related Mortgage Loan Documents, or pursuant to applicable Law, any funds in an Escrow Account are required to be invested for the benefit of the related Mortgagor, the related Primary Servicer shall so invest such funds.

          (c) Withdrawals from any subaccount of an Escrow Account may be made (to the extent amounts have been escrowed for such purpose and to the extent permitted by the related Mortgage Loan Documents) only for the following purposes in the following order of priority:

       (i) to recoup any amount deposited in such subaccount and not required to be deposited therein or to refund to the related Mortgagor any sums determined to be overages;

      (ii) to pay interest earned on such account, if any, to itself or to the related Mortgagor as required by subsection (b) above;

     (iii) from amounts on deposit in such subaccount representing the Payment Reserve for a Mortgage Loan, to effect (by means of deposit to related Primary Collection Account pursuant to
               Section 4.02(c) hereof) the timely payment of principal or interest on such Mortgage Loan;

      (iv) to effect the timely payment of taxes, assessments, insurance and other basic carrying costs in connection with the Related Mortgage Loan;

       (v) from amounts on deposit in such subaccount representing Insurance Proceeds for a Mortgage Loan, to effect the restoration or repair of the related Mortgaged Property or to release to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law;

      (vi) from amounts on deposit in such subaccount representing Condemnation Proceeds for a Mortgage Loan, to effect the restoration or repair of the related Mortgaged Property or to release to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law;

     (vii) without duplication of any amounts otherwise reimbursed pursuant to Section 4.03(a) to the related Primary Servicer, the Master Servicer or the Special Servicer, to reimburse such Primary Servicer, the Master Servicer or the Special Servicer, in that order, out of related collections on the related Mortgage Loan for any Servicing Advances made by such Servicer pursuant to this Agreement together with interest at the Advance Rate pursuant to Sections 4.05(d), 5.05 and 6.10, respectively;

    (viii) upon satisfaction of the conditions relating thereto in the related Mortgage Loan Documents, to disburse to the related Mortgagor any amounts in the Replacement Reserve, the Repair and Remediation Reserve or the Tenant Improvement and Leasing Commissions Reserve required to be so disbursed; or

      (ix) to clear and terminate such subaccount on payment in full of the related Mortgage or upon termination of this Agreement.

          (d) To the extent that interest earned on funds in an Escrow Account is insufficient to pay interest on such funds to the related Mortgagor to the extent required by applicable Law, the related Primary Servicer shall, as part of its servicing duties under this Agreement, pay such interest from its own funds as a Servicing Advance, and shall be entitled to reimbursement therefor pursuant to Section 4.03(a) hereof; provided, however, that such Primary Servicer shall not be required to make a Nonrecoverable Advance.

          (e) Each Primary Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments, insurance premiums and other similar items that are or may become a lien thereon and the status of insurance premiums and ground rent, if applicable, payable in respect thereof. Each Primary Servicer shall obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect timely payment thereof in accordance with the provisions of Section 4.01(c) hereof, employing for such purpose amounts in the related Escrow Account as allowed under the terms of the related Mortgage Loan Documents or, if not paid from amounts on deposit in such Escrow Account, by making a Servicing Advance pursuant to Section 4.01(c) hereof. Each Primary Servicer shall make such Servicing Advances until a Related Mortgage Loan becomes a Specially Serviced Mortgage Loan and shall be entitled to reimbursement therefor pursuant to Section 4.03(a) or Section 4.06(c). Each Primary Servicer shall, if requested by the Master Servicer based upon its reasonable evaluation of the performance by such Primary Servicer of its obligations under this clause (e), hire one or more firms approved by the Master Servicer (which approval shall not be unreasonably withheld) engaged (i) in the monitoring of the status of real estate taxes and (ii) the designation from time to time of special flood hazard areas with respect to each Mortgaged Property.

     SECTION 4.07   Maintenance of Insurance.

            (a)  Each Primary Servicer shall cause to  be maintained for each related Mortgaged Property all insurance required by the terms of the related Mortgage Loan Documents; provided, however, that if the insurance in the amount required above is not available at a commercially reasonable cost, such Primary Servicer shall not be required to maintain a policy for insurance in such amount if it shall have obtained the express written consent of the Master Servicer. Subject to the preceding sentence, hazard insurance shall be maintained in the amount set forth in the related Mortgage Loan Documents but in any event in an amount at least equal to the replacement cost of the improvements which are a part of such property. Such insurance policies shall also provide coverage in amounts sufficient such that the insurance carrier would not deem the Mortgagor to be a co-insurer thereunder. All such policies shall provide for at least thirty days' prior written notice to the related Primary Servicer of any cancellation, reduction in the amount of, or material change in, the coverage provided thereunder. If at any time the Mortgaged Property is in a federally designated special flood hazard area, the related Primary Servicer shall cause the related
Mortgagor to maintain or will itself obtain flood insurance in respect thereof to the extent available. Such flood insurance shall be in an amount equal to the lesser of (x) the unpaid principal balance of the related Mortgage Loan, (y) the maximum amount of such insurance required by the terms of the related Mortgage Note or Mortgage and (z) the maximum amount of such insurance that is available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). Any cost incurred in maintaining any insurance required pursuant to this subsection
(a) shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit but such cost shall be deemed to be a Servicing Advance and shall be reimbursed as provided in this Agreement.

          (b) All of the hazard insurance policies required to be maintained under subsection (a) of this Section shall contain a standard mortgagee clause naming the related Primary Servicer (or Special Servicer with respect to REO Mortgage Loans), as agent for the Trustee and its successors and assigns as the Person to whom all payments made by the insurance carrier shall be made. Each Primary Servicer (or the Special Servicer with respect to REO Mortgage Loans) shall arrange for the application of all such insurance proceeds (i) to the restoration or repair of the related Mortgaged Property, (ii) to prepay in whole or in part the outstanding principal amount of the related Mortgage Note or (iii) to be released to the related Mortgagor, as the case may be, in all cases in accordance with the express requirements of the applicable Mortgage Loan Documents. To the extent the applicable Mortgage Loan Documents require the delivery of appraisals, engineer's reports, architect's disbursement certificates or other documents or instruments before any such insurance proceeds are applied, the related Primary Servicer shall obtain and verify the same and any costs so incurred shall be deemed to be a Servicing Advance and shall be reimbursed as provided in this Agreement. If such insurance proceeds are to be applied to restoration or repair of the related Mortgaged Property or are to be released to the related Mortgagor, the related Primary Servicer shall deliver to the Master Servicer prior to such application or release a certificate of a Servicing Officer of such Primary Servicer in reasonable detail specifying the purposes to which such proceeds are to be applied and the account or Person to which they are to be transferred.

          (c) With respect to any insurance required to be maintained pursuant to this Section 4.07, each Primary Servicer shall remit to the Special Servicer any unearned premiums with respect to premiums that were advanced by the Special Servicer pursuant to Section 6.03(b). Amounts to be paid to the Special Servicer pursuant to this clause (c) shall be made upon receipt by the related Primary Servicer of the refund of such unearned premium and of a certification by the Special Servicer of such amount of unearned premium and of the amount of such unreimbursed Servicing Advance.

     SECTION 4.08   Enforcement   of   "Due-on-Sale"    Clauses;   Assumption
                    Agreements.

          (a) To the extent any Related Mortgage Loan contains an enforceable "due-on-sale" or "due-on-encumbrance" clause, the Primary Servicer shall enforce, and shall not waive, such clause. If a Primary Servicer is unable to enforce any such "due-on-sale" clause or if no "due-on-sale" clause is applicable, such Primary Servicer shall enter into an assumption agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state Law and the related Mortgage, the Mortgagor remains liable thereon. A Primary Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by prudent commercial mortgage lenders as a condition to approval of a borrower on a new mortgage loan substantially similar to such Related Mortgage Loan.

          (b) To the extent any Related Mortgage Loan contains a clause granting a right of assumption to a qualified substitute Mortgagor upon the sale, conveyance or transfer of the related Mortgaged Property, the related Primary Servicer shall enter into an assumption agreement with such qualified substitute Mortgagor, pursuant to which such substitute Mortgagor becomes liable under the Mortgage Note. If any Person other than the Mortgagor has, pursuant to the related Mortgage Loan Documents, undertaken to indemnify the mortgagee and, in connection with an assumption of the type referred to in the preceding sentence, the related Mortgage Loan Documents permit a substitution of such third-party indemnitor by a qualified substitute indemnitor, the related Primary Servicer shall enter into an assumption of liability agreement with such qualified substitute indemnitor, pursuant to which such substitute indemnitor becomes liable under the relevant indemnification obligations. A Primary Servicer is also authorized to enter into a substitution of liability agreement with such substitute Mortgagor, pursuant to which the original Mortgagor is released from liability and such substitute Mortgagor is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by prudent commercial mortgage lenders as a condition to approval of a borrower on a new mortgage loan substantially similar to such Related Mortgage Loan.

          (c) The Primary Servicer shall retain any fee collected for entering into an assumption or substitution of liability agreement.

          (d) In connection with any assumption under this Section 4.08, no material term of the Mortgage Note (including, but not limited to, the Mortgage Interest Rate, the amount of the Monthly Payment, any interest rate floor or cap applicable to the calculation of the Mortgage Interest Rate and any other term affecting the amount or timing of payment on the Mortgage
Loan) may be changed. The Primary Servicer shall forward to the Custodian the original substitution or assumption agreement and shall forward to the Master Servicer and the Master Servicer shall then forward to the Trustee a copy of such substitution or assumption agreement.

          (e) Notwithstanding the foregoing or any other provision of this Agreement, a Primary Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by a Mortgagor of a Mortgaged Property or any assumption of a Related Mortgage Loan by operation of Law that such Primary Servicer in good faith determines it may be restricted by Law from preventing. The Primary Servicer shall deliver prompt written notice to the Master Servicer and the Master Servicer shall then deliver prompt written notice to the Trustee of any such determination or assumption.

     SECTION 4.09 Review of Property Inspections, Operating Statements and Rent Rolls.

            (a) Each Primary Servicer shall inspect or cause to be inspected each related Mortgaged Property and shall verify and deliver a copy of a Property Inspection Report in the form of Exhibit M hereto to the Master Servicer at such times and in such manner as are consistent with Accepted Primary Servicing Practices; provided that (i) each
                             --------
Mortgaged Property securing a Related Mortgage Loan with an outstanding principal balance in excess of $2,000,000 and each GMACCM Mortgage Loan shall be inspected and a Property Inspection Report shall be delivered at least once a year and (ii) each other Mortgaged Property securing a Related Mortgage Loan shall be inspected and a Property Inspection Report shall be delivered at least once every two years. The Primary Servicer shall promptly report to the Master Servicer any violation of applicable laws, statutes, regulations or ordinances and any waste or destruction of the Related Mortgaged Property of which it has actual knowledge, and shall report any and all actions taken by the Primary Servicer in response to such violation, waste or destruction.

          (b) The Primary Servicer shall, within ten (10) Business Days of receipt, verify any operating statements and rent rolls prepared by a Mortgagor of a Mortgaged Property in accordance with the terms of the Related Mortgage Loan for compliance with any covenants contained in the related Mortgage Loan Documents and shall deliver to the Master Servicer a copy of the Operating Statements and Rent Rolls Report summarizing such operating statements and rent rolls in the form of, and setting forth the information referenced in, Exhibit N hereto, and, if requested by the Master Servicer, a copy thereof in an electronic format reasonably acceptable thereto and consistent with Accepted Servicing Practices.

          (c) In lieu of delivering the reports referenced in clause (a) or clause (b) above in the form specified therein, the Primary Servicer may deliver such reports in such other form as may be reasonably acceptable to the Master Servicer, provided that such form shall not adversely affect the accuracy or scope of the information otherwise reported in the Detailed Loan Indicative Data File.

     SECTION 4.10   Reports to Master Servicer and Special Servicer.

          (a) Each Primary Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer and Special Servicer (with respect to Specially Serviced Mortgage Loans), in an electronic format reasonably acceptable to the Master Servicer and consistent with Accepted Servicing Practices, not later than (i) the twelfth (12th) Business Day immediately preceding each Distribution Date, a copy of a Remittance Report in the form of Exhibit O hereto, and a copy of a Detailed Loan Indicative Data File in the form of Exhibit P hereto and (ii) the eighth (8th) Business Day
immediately  preceding  each  Distribution  Date,  a  copy  of   an  Advance/
Delinquency Report in the form of Exhibit Q hereto, which report shall specify, if necessary, any amounts to be advanced on a Distribution Date by the Special Servicer pursuant to Section 6.10. Each such report shall be in respect of the related Collection Period on a Mortgage Loan-by-Mortgage Loan basis to the extent applicable.

          Notwithstanding the foregoing, the Primary Servicer shall not be required to prepare the Remittance Report in the form of Exhibit O hereto or the Advance/Delinquency Report in the form of Exhibit Q hereto to the extent the information required to be reported therein is set forth in the Detailed Loan Indicative Data File in the form of Exhibit P delivered not later than the twelfth (12th) Business Day immediately preceding each Distribution Date and subsequently delivered not later than the eighth (8th) Business Day immediately preceding the related Distribution Date.

          (b) On the eighth (8th) Business Day immediately preceding each Distribution Date, each Primary Servicer shall prepare and deliver to the Master Servicer and Special Servicer (with respect to Specially Serviced Mortgage Loans) a copy of the Primary Collection Account Report in the form of Exhibit R-2 hereto and an Escrow Account Report in the form of Exhibit R-3 hereto and validate and deliver to the Master Servicer and Special Servicer each bank statement related to the related Primary Collection Account and the related Escrow Account for the period from the day after the second preceding Primary Remittance Date through the immediately preceding Primary Remittance Date.

          (c) If any Primary Servicer receives notice from the Master Servicer of any reporting inconsistencies pursuant to Section 5.06 hereof, such Primary Servicer shall initiate discussions on the following Business Day with the Master Servicer to reconcile their records.

          (d) Within sixty (60) days following the end of each calendar year, each Primary Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer (x) a report, containing (a) the portion of the amount remitted by it to the Master Servicer from the related Primary Collection Account pursuant to Section 4.04 allocable to principal, included therein and (b) the portion of the amount remitted by it to the Master Servicer from the related Primary Collection Account pursuant to Section 4.04 allocable to interest, for such calendar year and signed by a Servicing Officer, and (y) such other customary information as is necessary for the Certificateholders to prepare their federal, state and local income tax returns. Such obligation of the Primary Servicers shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by it pursuant to any requirements of the Code.

          (e) Each Primary Servicer shall prepare and distribute all information statements relating to payments on the Related Mortgage Loans in accordance with all applicable federal and state laws and regulations. Upon prior written request of the Master Servicer, each Primary Servicer shall prepare such other reports as may be reasonably requested in writing by the Master Servicer. Each Primary Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to such Primary Servicer of preparing such other reports and such fee shall be reimbursable to such Primary Servicer as a Servicing Advance and shall be reimbursed as provided in this Agreement.

          (f) Each Primary Servicer shall provide the Master Servicer with any reasonable information needed by the Master Servicer which is consistent with Accepted Servicing Practices with respect to the Related Mortgage Loans in order to allow the Master Servicer to comply with its obligations under
Article V and shall provide the Special Servicer with any reasonable information needed by the Special Servicer which is consistent with Accepted Special Servicing Practices with respect to Specially Serviced Mortgage Loans and REO Mortgage Loans in order to allow the Special Servicer to comply with its obligations hereunder pursuant to Article VI.

          (g) Each Primary Servicer shall proceed diligently to collect all reports and other information required to be prepared and delivered by the related Mortgagors pursuant to the terms of the related Mortgage Loan Documents (including, but not limited to, rent rolls) and shall forward copies of such information to the Master Servicer periodically as such information from Mortgagor is received or as otherwise directed by the Master Servicer.

     SECTION 4.11   Confirmation of Balloon Payment.

     The Primary Servicer shall send a letter by first class mail to each related Mortgagor on a Balloon Mortgage Loan at least six (6) months and at least three (3) months prior to the related Maturity Date reminding such Mortgagor of such Maturity Date and requesting that not later than sixty (60) days prior to such Maturity Date such Mortgagor confirm in writing that the payment due on such Maturity Date will be made on such date and describe in reasonable detail any arrangements made or to be made with regard to the payment of such Balloon Payment. Information regarding such Mortgagor confirmation and such Balloon Payment shall be delivered by the Primary Servicer to the Master Servicer on the twelfth (12th) Business Day immediately preceding each Distribution Date in a form reasonably acceptable to the Master Servicer.

     SECTION 4.12   Primary Servicer Compensation.

     Each Primary Servicer shall be entitled to a fee (the "Primary
                                                            -------
Servicing Fee"), with respect to each Related Mortgage Loan, other than an
-------------
REO Mortgage Loan, that shall be equal to one-twelfth of the product of (a) the Primary Servicing Fee Rate and (b) the Scheduled Principal Balance of such Related Mortgage Loan as of the Due Date in the preceding calendar month or, in the case of the initial Primary Remittance Date for such Related Mortgage Loan, the outstanding principal balance of such Related Mortgage Loan as of the Cut-off Date. Notwithstanding the foregoing, in lieu of the Primary Servicing Fee set forth above, the Primary Servicer for the Combined Servicing Mortgage Loans and the Master Servicer shall be collectively entitled to a Primary Servicing Fee calculated as described above but based on a Primary Servicing Fee Rate equal to 0.04% per annum. The Primary Servicing Fee is payable to the extent permitted by Section 4.03(ii) hereof. A Primary Servicer shall also be entitled to receive as part of its servicing compensation net reinvestment income pursuant to Section 4.02(b) and certain fees described in clause (2) of Section 4.02(c) and as otherwise permitted under this Agreement.


                                  ARTICLE V



                               MASTER SERVICING

     SECTION 5.01   The Master Servicer.

          (a) The Master Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders in accordance with the terms of this Agreement, the Crown Participation Agreement, the terms of the respective Mortgage Loans and Accepted Servicing Practices (or Accepted Special Servicing Practices, in the case of Specially Serviced Mortgage Loans).

          (b) Subject to Accepted Servicing Practices and Accepted Special Servicing Practices, as applicable, and the terms of this Agreement and of the Mortgage Loans, the Master Servicer shall have full power and authority, acting through the Primary Servicers and the Special Servicer pursuant to this Agreement, to do or cause to be done any and all things in connection with such servicing and administration that it may deem, in its best judgment, necessary or desirable, including, without limitation, to execute and deliver, on behalf of the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to a Mortgage Loan. The Master Servicer shall perform its obligations hereunder in accordance with applicable state and federal Law. Notwithstanding the foregoing, the Master Servicer shall not modify, waive or amend any term of any Mortgage Loan (or consent to any such modification, waiver or amendment) if such modification, waiver or amendment would affect the related Monthly Payment, the related Maturity Date, the related Mortgage Interest Rate or the related amortization schedule. To the extent any Mortgage Loan contains an enforceable "due-on-encumbrance" clause, the Master Servicer shall enforce, and shall not waive, such clause.

          (c) The Master Servicer shall, for the benefit of the Certificateholders, monitor the actions of the Primary Servicers and Special Servicer. If the Master Servicer determines that any Servicer is in breach of any term of this Agreement, it shall notify the Trustee and pursue any appropriate remedies. Any expenses incurred by the Master Servicer in connection with any actions taken hereunder shall be deemed a Servicing Advance and the Master Servicer shall be entitled to reimbursement therefor pursuant to Section 4.03(a).

          (d) In the event of termination or resignation pursuant to the terms hereof of a Primary Servicer or Special Servicer, unless a successor has been appointed pursuant to the terms of this Agreement, all servicing obligations of such Servicer shall automatically be assumed by the Master Servicer without any act or deed on the part of such Servicer, the Trustee or the Master Servicer, and the Master Servicer either shall assume the rights and obligations of the such Servicer hereunder or shall appoint a successor Primary Servicer or Special Servicer pursuant to Section 3.10.

          (e) On the Delivery Date, the Master Servicer shall provide each Primary Servicer and the Special Servicer with a schedule of each Determination Date, Primary Remittance Date and Distribution Date for the current calendar year and with a list of the days on which banking and savings and loan institutions in the states of Massachusetts, New York, Pennsylvania, Georgia and Texas are authorized or obligated by law to be closed during the current calendar year. Not later than the first Business Day in December of each year, commencing in 1997, the Master Servicer shall provide each Primary Servicer and the Special Servicer with a schedule of each Determination Date, Primary Remittance Date and Distribution Date for the following calendar year and with a list of the days on which banking and savings and loan institutions in the states of Massachusetts, New York, Pennsylvania, Georgia and Texas are authorized or obligated by law to be closed during the following calendar year.

     SECTION 5.02   Master Collection Account.

          (a) On or before the Delivery Date and as necessary thereafter, the Master Servicer shall establish, and hereby agrees to maintain for the duration of this Agreement, the Master Collection Account. The Master Collection Account shall be an Eligible Account. The Master Collection Account shall relate solely to collections with respect to the Mortgage Loans, and funds in the Master Collection Account shall be held by the Master Servicer for the benefit of the Certificateholders and shall not be commingled with any other moneys. The Master Servicer shall, within five (5) Business Days of the establishment thereof, notify the Trustee, each Primary Servicer and the Special Servicer in writing of the location and account number of the Master Collection Account and shall give the Trustee, each Primary Servicer and the Special Servicer written notice of any change of the location or account number of the Master Collection Account on or prior to the date of such change.

          (b) Funds in the Master Collection Account may be invested by, at the risk of, and for the benefit of, the Master Servicer in Permitted Investments and shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Master Servicer (in its capacity as such and for the benefit of the Certificateholders) or its nominee. All income therefrom shall be the property of the Master Servicer. In addition, if the amounts in the Master Collection Account are invested for the benefit of the Master Servicer, the Master Servicer shall deposit into such account out of its own funds an amount representing any net losses realized on Permitted Investments with respect to funds in such account, no later than the first Distribution Date after the occurrence of such loss.

          (c) The Master Servicer shall deposit into the Master Collection Account upon receipt, any amounts received from a Primary Servicer or the Special Servicer pursuant to Section 4.04 and Section 6.08. If the Master Servicer fails to receive by 2:00 p.m., Dallas time on the Primary Remittance Date any or all of the amounts required pursuant to Section 4.04 or Section 6.08, the Master Servicer shall immediately notify the related Primary Servicer or the Special Servicer, as applicable, of such failure.

          (d) All funds deposited by the Master Servicer in the Master Collection Account shall be held for the benefit of the Certificateholders until disbursed or withdrawn in accordance herewith. Except as expressly permitted or required hereunder, the Master Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to the Master Collection Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

     SECTION 5.03   Permitted   Withdrawals   from  the   Master   Collection
                    Accounts.

          (a) The Master Servicer may make withdrawals from the Master Collection Account of amounts on deposit therein attributable to the Mortgage Loans for (without duplication) the following purposes in the following order of priority:

       (i) to recoup any amount deposited in such subaccount and not required to be deposited therein;

      (ii) on each Master Remittance Date, from amounts on deposit in the Master Collection Account representing payments by a Mortgagor of interest or Liquidation Proceeds, Excess Insurance Proceeds, Excess Condemnation Proceeds and REO Proceeds with respect to a Mortgage Loan, to pay to itself the Master Servicing Fee and to pay the Special Servicer the Special Servicing Fee, if applicable;

     (iii) to the extent not reimbursed from amounts on deposit in the related Primary Collection Account pursuant to Section 4.03(a)(iii) hereof, to reimburse itself, the related Primary Servicer and the Special Servicer, in that order, for previously unreimbursed P&I Advances from any amounts on deposit in such account pursuant to Sections 5.05, 4.05 and 6.10, respectively, together with interest at the Advance Rate pursuant to such Sections 5.05, 4.05 and 6.10, respectively, the right to withdraw amounts pursuant to this subclause (iii) being limited to amounts on deposit in such Master Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds, REO Proceeds and Excess Condemnation Proceeds with respect to such Mortgaged Property, and any other amounts received on the related Mortgage Loan that represent late re-coveries of payments with respect to which such P&I Advances were made;

      (iv) to the extent not reimbursed from amounts on deposit in the Primary Collection Account pursuant to Section 4.03(a)(iv) hereof, the Escrow Account pursuant to Section 4.06(c)(v) hereof or the REO Account pursuant to Section 6.10 hereof, to reimburse itself, the related Primary Servicer and the Special Servicer, in that order, pursuant to Sections 5.05, 4.05 and 6.10, respectively, for previously unreimbursed Servicing Advances incurred in connection with a Mortgaged Property (which amounts shall be accounted for to Trustee in accordance with the provisions of Section 4.10(a) hereof), together with interest at the Advance Rate pursuant to such Sections 5.05,
               4.05 and 6.10, respectively, the right to withdraw amounts pursuant to this subclause (iv) being limited to amounts on deposit in the Master Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds, REO Proceeds or Excess Condemnation Proceeds with respect to such Mortgaged Property, and any other amounts received on the related Mortgage Loan that represent late recoveries of payments with respect to which such Servicing Advances were made;

       (v) on each Master Remittance Date, to reimburse the related Primary Servicer from amounts on deposit in such account for any Advances, together with interest at the Advance Rate pursuant to Sections 5.05, 4.05 and 6.10, respectively, made by such Primary Servicer with respect to Specially Serviced Mortgage Loans related to such account which the Special Servicer has determined to be Nonrecoverable Advances and remain unreimbursed more than thirty (30) days following the related Servicing Transfer Date;

      (vi) on each Master Remittance Date, to reimburse itself, the related Primary Servicer and the Special Servicer, in that order, for accrued and unpaid interest at the Advance Rate on any reimbursed P&I Advances made with respect to any Mortgage Loan from any amounts on deposit in the Master Collection Account, to the extent not otherwise offset by default interest collected on the related Mortgage Loan;

     (vii) on each Master Remittance Date, to reimburse itself, the related Primary Servicer or the Special Servicer, in that order, from any amounts on deposit in such account for (A) any unreimbursed Nonrecoverable Advances for which a
               Nonrecoverable Advance Certificate has been previously delivered or (B) any unreimbursed Servicing Advance for an expense the payment or reimbursement of which is not an obligation of the related Mortgagors under the terms of the related Mortgage Loan Documents, in each case, together with interest at the Advance Rate pursuant to Sections 5.05, 4.05 and 6.10, respectively, made with respect to Mortgage Loans;

    (viii) on each Master Remittance Date, to reimburse the Special Servicer, from amounts on deposit in the Master Collection Account, for any unreimbursed Advances made with respect to a Mortgage Loan which had been a Specially Serviced Mortgage Loan but which ceased to be a Specially Serviced Mortgage Loan pursuant to the terms of Section 6.12 hereof;

      (ix) on each Master Remittance Date, to pay itself any reinvestment income on deposit in such account to which it is entitled pursuant to Section 5.02(b);

       (x) on each Master Remittance Date, to make remittances to the Trustee pursuant to Section 5.04 hereof; and

      (xi) to clear and terminate the Master Collection Account upon termination of this Agreement.

          (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Master Collection Account and determining any shortfall or overpayment of any amounts due from or on behalf of any Mortgagor or Mortgaged Property.

          (c) Any remittances to a Primary Servicer pursuant to clause (a) above shall be made by a transfer of funds to the related Primary Collection Account.

     SECTION 5.04   Remittances to the Trustee.

     On each Master Remittance Date, the Master Servicer shall (1) withdraw from the Master Collection Account and remit to the Trustee, by wire transfer of immediately available funds, all amounts on deposit in such account as of such Master Remittance Date, minus any permitted
                             -----
charges against or withdrawals from the Master Collection Account pursuant to clauses (i) through (ix) of Section 5.03 hereof and (2) remit to the Trustee any P&I Advances required to be made on or prior to such Master Remittance Date pursuant to Section 5.05(b).

     SECTION 5.05   Master Servicer Advances.

          (a) Upon receipt of notice from any other Servicer or otherwise of a failure on the part of any other Servicer to make an Advance, the Master Servicer shall determine whether or not such Advance is a Nonrecoverable Advance.

          (b) If a P&I Advance is not made by a Primary Servicer or the Special Servicer with respect to any Mortgage Loan by the Business Day prior to the Master Remittance Date and the Master Servicer does not determine that such P&I Advance is a Nonrecoverable Advance, the Master Servicer shall make such P&I Advance on such Master Remittance Date. If a Servicing Advance is not made by a Primary Servicer or the Special Servicer, as applicable, with respect to any Mortgage Loan and the Master Servicer does not determine that such Servicing Advance is a Nonrecoverable Advance, the Master Servicer shall make any Servicing Advance it determines should be made based on Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, within three days of determining that such Advance should be made. The Master Servicer shall reimburse itself for any unreimbursed Advances from the Master Collection Account pursuant to Section 5.03 and from the related Primary Collection Account, Escrow Account or REO Account pursuant to Section 4.03, Section 4.06(c) or Section 6.10.

          (c) The Master Servicer shall be entitled to interest on any Advance made with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to but not including any Business Day on which the Master Servicer reimburses itself for such Advance and shall be reimbursed as provided in this Agreement.

     SECTION 5.06   Validation  or   Verification  of  Reports   and  Payment
                    Amounts.

          (a) The Master Servicer shall, on the Business Day following each date that a Remittance Report and Advance/Delinquency Report is due pursuant to Section 4.10, validate that the information presented in such reports is consistent with the information on its data storage and retrieval system and confirm that its records reflect accurately and completely all relevant information as of the close of business on such Business Day. In addition, the Master Servicer shall, on the Business Day following the date that a Specially Serviced Mortgage Loan and REO Status Report is due pursuant to
Section 6.09(b) verify that the information presented in such report is consistent with the information on its data storage and retrieval system and confirm that its records reflect accurately and completely all relevant information as of the close of business on such Business Day. Within three
(3) Business Days prior to the Primary Remittance Date, the Master Servicer shall notify each other Servicer of any inconsistencies found in such report.

          (b) The Master Servicer shall, on the Business Day following each Primary Remittance Date, validate that all transfers of funds into the Master Collection Account are consistent with the information on its data storage and retrieval system and confirm that its records reflect accurately and completely all relevant information as of the close of business on such Business Day for each Mortgage Loan subject to this Agreement. Within one
(1) Business Day of the Primary Remittance Date, the Master Servicer shall report to each other Servicer any discrepancies between any amounts remitted and the information in the Master Servicer's records.

          (c) The Master Servicer shall, on the Business Day following receipt of a Primary Collection Account Report, Escrow Account Report or REO Account Report pursuant to Section 4.10(b) or Section 6.09(b) and the related bank statements, verify that the information is presented in such report is consistent with the bank statements forwarded by each other Servicer and is consistent with the information on its data storage and retrieval system and confirm that its records reflect accurately and completely all relevant information as of the close of such Business Day. Within one (1) Business Day of such verification, the Master Servicer shall report to each other Servicer any discrepancies between any such report and the information presented in the bank statements and the Master Servicer's records.

     SECTION 5.07 Reports on Master Collection Account; Reports Updating Mortgage Loan Information.

          (a) On the fourth (4th) Business Day prior to each Distribution Date, the Master Servicer shall (i) verify and forward to the Trustee each Primary Collection Account Report, Escrow Account Report and REO Account Report prepared pursuant to Section 4.10(b) or Section 6.09(b) and (ii) prepare and deliver to the Trustee a Master Collection Account Report in the form of Exhibit R-1 showing for the period from the day after the second preceding Master Remittance Date through the immediately preceding Master Remittance Date the aggregate deposits into and withdrawals from the related fund or account in accordance with this Agreement, including, without limitation, an accounting of all income and losses realized on any Permitted Investments of funds therein.

          (b) Within sixty (60) days following the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, verify and deliver to the Trustee also on an aggregate basis as described in clause (a) above (x) a statement, containing the information set forth in Sections 4.10(d) and 6.09(c) for such calendar year and signed by a Servicing Officer, and (y) such other customary information as the Master Servicer deems necessary or desirable for the Certificateholders to prepare their federal, state and local income tax returns. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

          (c) Upon prior written request of the Trustee or the Depositor, the Master Servicer shall prepare such other reports as may be reasonably requested in writing by the Trustee or the Depositor. The Master Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to the Master Servicer of preparing such other reports and such fee shall be reimbursable to the Master Servicer as a Servicing Advance and shall be reimbursed pursuant to Section 5.03(a).

          (d) At the request of the Trustee or the Depositor, the Master Servicer shall, from time to time, calculate and report to the Trustee or the Depositor on an aggregate basis as described in clause (a) above and as of the time specified by the Trustee or the Depositor, (x) the weighted average or totals of any of the rates or amounts set forth in the Mortgage Loan Schedule attached in Schedule I hereto and (y) the aggregate Scheduled Principal Balance of the related Mortgage Loans.

     SECTION 5.08   Master Servicer Compensation.

          (a)  The Master Servicer shall be entitled to a fee (the "Master
                                                                    ------
Servicing Fee"), with respect to each Mortgage Loan, that shall, for a
-------------
period of each full month, be equal to one-twelfth of the product of (a) the Master Servicing Fee Rate and (b) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month or, in the case of the initial Master Remittance Date for such Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date. Notwithstanding the foregoing, the Master Servicer shall not be entitled to a Master Servicing Fee with respect to the Combined Servicing Mortgage Loans, but solely to the Primary Servicing Fee described in the second sentence of
Section 4.12. The Master Servicing Fee is payable solely from the interest portion of the Monthly Payment on the related Mortgage Loan plus Liquidation Proceeds, Excess Insurance Proceeds, Excess Condemnation Proceeds or REO Proceeds with respect to such Mortgage Loan, to the extent permitted by
Section 5.03 hereof. The Master Servicer shall also be entitled to receive as part of its servicing compensation reinvestment income pursuant to Section 5.02(b).

          (b) No transfer, sale, pledge or other disposition of the Master Servicer's right to receive all or any portion of the fees it is entitled to receive for services under this Agreement shall be made, and any such attempted transfer, sale, pledge or other disposition shall be void, unless such transfer is made to a successor servicer in connection with the assumption by such successor servicer of the duties hereunder pursuant to
Section 3.10 and all (and not a portion) of the Master Servicing Fees are transferred to such successor servicer.

     SECTION 5.09   Mortgage Loan Schedule.

     On the Delivery Date the Master Servicer shall prepare and deliver for attachment to this Agreement the Mortgage Loan Schedule in the form of Exhibit G hereto. The Master Servicer represents and warrants to the Depositor, the Trustee and the other Servicers that the information set forth in the Mortgage Loan Schedule accurately represents the information provided by each related Primary Servicer.

     SECTION 5.10   Adjustment of Master Servicer's Compensation.

     Notwithstanding anything set forth in this Agreement, the Master Servicer's compensation for the period ending on a Distribution Date shall be reduced (but not below zero) by an amount equal to any excess of any Prepayment Interest Shortfall over any Prepayment Interest Excess for such Distribution Date. The Master Servicer shall be entitled to retain on any Distribution Date the lesser of (a) any amounts by which its compensation shall have been reduced pursuant to the immediately preceding sentence on prior Distribution Dates which have not been paid to the Master Servicer pursuant to this sentence on prior Distribution Dates, and (b) the sum of (i) any excess of any Prepayment Interest Excess for such Distribution Date over any Prepayment Interest Shortfall for such Distribution Date and (ii) any Prepayment Premium for such Distribution Date. For purposes of this Section, the Master Servicer's compensation shall include the Master Servicing Fee and any reinvestment income payable to the Master Servicer pursuant to Section 5.03(a)(ix).

     SECTION 5.11   Payment of Rating Agency Fees.

     The Master Servicer shall pay the fees of each Rating Agency payable in connection with maintaining a rating on the Certificates. Such payment shall not be an Advance and the Master Servicer shall not seek reimbursement therefor from the Trust Fund.

     SECTION 5.12   Implementation of Operations and Maintenance Plans.

          (a) To the extent an operations and maintenance plan is required to be established and executed pursuant to the terms of the related Mortgage Loan Documents, the Master Servicer shall request from the related Primary Servicer written confirmation thereof no later than such time as such plan is required to be established or completed.

          (b) To the extent any actions or remediations are required to have been taken or completed pursuant to the terms of the related Mortgage Loan Documents, the Master Servicer shall request from the related Primary Servicer written confirmation thereof no later than such time as such actions or remediations are required to have been taken or completed.

          (c) To the extent a Primary Servicer shall fail to promptly respond to any inquiry described in clause (a) or clause (b) above, the Master Servicer shall determine whether such Primary Servicer has failed to perform its obligations under this Agreement.

     SECTION 5.13   Experts.

     To the extent the Master Servicer, in connection with performing its obligations under Section 3.02 or Section 5.12, shall reasonably determine that it is necessary to retain a third party expert, the costs of retaining such expert shall be a Servicing Advance.

     SECTION 5.14   Dissemination of Information.

     The  Master  Servicer  may disseminate  the  information  provided under
Section 7.03(a).

     SECTION 5.15   Mandatory Resignation of Master Servicer.

     The parties hereto agree that the same entity which acts as Primary Servicer for the Combined Servicing Mortgage Loans shall at all times also act as Master Servicer hereunder. Therefore, upon the removal or resignation of the Primary Servicer for the Combined Servicing Mortgage Loans and the appointment of a successor thereto, the Master Servicer shall immediately resign and shall be succeeded by such successor Primary Servicer for the Combined Servicing Mortgage Loans. In addition, upon the removal or resignation of the Master Servicer, and the appointment of a successor thereto, the Primary Servicer for the Combined Servicing Mortgage Loans shall immediately resign and shall be succeeded by such successor Master Servicer. Any such successor Servicer shall be appointed pursuant to Section 3.10.


                                  ARTICLE VI


                              SPECIAL SERVICING

     SECTION 6.01   The Special Servicer.

     The Special Servicer, as independent contract servicer, shall, notwithstanding any other provisions hereof, service and administer the Specially Serviced Mortgage Loans and REO Property on behalf of and in the best interests of and for the benefit of the Certificateholders in accordance with this Agreement, the Crown Participation Agreement and Accepted Special Servicing Practices. In the event that a Mortgage Loan becomes a Specially Serviced Mortgage Loan, subject to the provisions contained in this Article VI, the Primary Servicer shall continue to collect all Monthly Payments called for under the terms and provisions of the Mortgage Loan in accordance with Section 4.02, except as otherwise directed by the Special Servicer in writing, but the Special Servicer shall make any Advances pursuant to Section 6.10.

     SECTION 6.02   Transfer to Special Servicing.

          (a) The related Primary Servicer shall notify the Trustee, the Depositor, the Master Servicer and the Special Servicer as promptly as practicable by telephone and in an electronic format reasonably acceptable to the Master Servicer after it becomes aware of (i) any facts or circumstances that might result in any Related Mortgage Loan becoming a Specially Serviced Mortgage Loan or (ii) the occurrence of a Servicing Transfer Event. If applicable, such notification shall include a discussion of all appropriate courses of action that might be employed to prevent the Mortgage Loan in question from becoming a Specially Serviced Mortgage Loan and shall, to the extent applicable, set forth the information in the form of Exhibit S hereto. The related Primary Servicer shall provide to the Trustee, the Depositor, the Master Servicer and the Special Servicer as promptly as practicable after request any additional information reasonably requested thereby with respect to such Related Mortgage Loan.

          (b) Unless the Primary Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after the occurrence of a Servicing Transfer Event, the related Primary Servicer shall send a letter by first class mail in the form of Exhibit T hereto (with a copy to the Special Servicer) notifying the related Mortgagor that the related Mortgage Loan has become a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Special Servicer but to continue making Monthly Payments to the related Primary Servicer unless otherwise directed by the Special Servicer in writing.

          (c) Not later than five (5) Business Days after the occurrence of a Servicing Transfer Event, the related Primary Servicer shall provide the Special Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to each Related Mortgage Loan with respect to which notice is required to be delivered pursuant to clause (a) above. The related Primary Servicer and the Special Servicer shall take all other actions necessary or appropriate to effect a transfer of servicing pursuant to this Section 6.02 or Section 6.12, including but not limited to the preparation, execution and delivery of any and all necessary or appropriate documents and other instruments, and will cooperate fully with each other and the Master Servicer in effecting such transfer as promptly as possible. Servicing of a Mortgage Loan shall be automatically transferred to the Special Servicer on the Servicing Transfer Date.

          (d) Following the related Servicing Transfer Date, the related Primary Servicer shall not have any further dealings or communications with the related Mortgagor except as administrator of the related Primary Collection Account and Escrow Account. The related Primary Servicer shall maintain up-to-date information on each Related Mortgage Loan which becomes a Specially Serviced Mortgage Loan in order to properly administer the related Primary Collection Account and Escrow Account, to enable it to resume all servicing obligations with respect to a Mortgage Loan which ceases to be a Specially Serviced Mortgage Loan as promptly as possible pursuant to Section
6.12 and to provide any reports required under Article IV. The Special Servicer shall promptly provide to the related Primary Servicer all information available to the Special Servicer and not available to such Primary Servicer necessary to maintain such up-to-date information.

          (e) Not later than two (2) Business Days after the Servicing Transfer Date, the Special Servicer shall send a letter by first class mail in the form of Exhibit U hereto notifying the related Mortgagor that servicing has been transferred to the Special Servicer.

          (f) Notwithstanding anything set forth herein, upon the occurrence of a Servicing Transfer Event with respect to any Related Mortgage Loan, the related Primary Servicer shall not withdraw any amounts on deposit in the related Primary Collection Account in respect of such Mortgage Loan (except pursuant to clauses (i), (ii), (vi), (vii), (ix) and (x) of Section 4.03(a)) until two (2) Business Days after giving written notice to the Special Servicer; provided that the Special Servicer may direct such Primary Servicer to postpone any withdrawals until the next Distribution Date.

     SECTION 6.03   Servicing of Specially Serviced Mortgage Loans.

          (a) From time to time, following the occurrence of a Servicing Transfer Event, the Special Servicer shall request from the Trustee the name of the current Directing Certificateholder. Upon receipt of the name of such current Directing Certificateholder from the Trustee, the Special Servicer shall notify the Directing Certificateholder of the occurrence of such Servicing Transfer Event. Officers of the Special Servicer shall, at the request of the Directing Certificateholder, be reasonably available during regular business hours to discuss with such Certificateholder objectives and strategies.

          (b) Subject to Sections 6.03(c) and 6.14 below and the other terms of this Agreement, in servicing and administering any Specially Serviced Mortgage Loan or REO Property, the Special Servicer shall have full power and authority to do any and all things in connection with such servicing and administration that it may deem in its best judgment necessary or advisable including, without limitation, to execute and deliver on behalf of the Trustee and the Certificateholders any and all instruments of satisfaction or cancellation or of partial release or full release or discharge and all other comparable instruments with respect to such Specially Serviced Mortgage Loan or such REO Mortgage Loan or to agree to any modification, waiver or amendment of any term and to defer, reduce or forgive payment of interest and/or principal of any such Specially Serviced Mortgage Loan. The Special Servicer may extend the scheduled maturity date of any Specially Serviced Mortgage Loan to up to three one year extensions beyond the scheduled maturity date thereof as of the Cut-off Date. The expenses incurred in connection with the preparation of certain such instruments shall be reimbursed to the Special Servicer pursuant to Section 11.14(f). The Special Servicer may from time to time request any powers of attorney and other documents necessary or appropriate to enable the Special Servicer to carry out its servicing and administrative duties hereunder. If it shall make such request, the Special Servicer shall prepare for signature by the Trustee, and the Trustee shall sign any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder. In addition to the duties and obligations set forth in this Article VI, the Special Servicer shall assume the rights and obligations of the Primary Servicer with respect to a Mortgage Loan set forth in Sections 4.01(c), 4.05, 4.08 and 4.09 with respect to any Specially Serviced Mortgage Loan (but not any liabilities incurred by the Primary Servicer prior to the related Servicing Transfer
Date)  and any  REO  Properties and  Section  4.07 with  respect  to any  REO
Properties and, to the extent it receives a certificate from a Primary Servicer that any amount is due in connection with maintaining any Insurance Policy pursuant to Section 4.07 with respect to any such Specially Serviced Mortgage Loan, with respect to paying any such amount. Any insurance required to be maintained by the Special Servicer with respect to REO Properties pursuant to this Section 6.03 and Section 4.07 shall be maintained with Qualified Insurers.

          Except for a duty or obligation of a Primary Servicer not assumed by the Special Servicer pursuant to Section 6.02(d), such Primary Servicer shall not have any such duty or obligation with respect to the related
Mortgage Loan unless and until such Mortgage Loan ceases to be a Specially Serviced Mortgage Loan.

          (c) No later than thirty (30) days after a Servicing Transfer Date for a Mortgage Loan, the Special Servicer shall deliver to the Trustee, the Depositor, the Master Servicer, each Rating Agency and the Directing Certificateholder a report (the "Asset Strategy Report") with
                                 ---------------------
respect to such Mortgage Loan and the related Mortgaged Property. Such Asset Strategy Report shall set forth the following information to the extent reasonably determinable:

       (i) summary of the status of such Specially Serviced Mortgage Loan and any negotiations with the related Mortgagor;

      (ii) consideration of alternatives to the exercise of remedies (such as forbearance relief, modification of the terms and conditions of such Mortgage Loan, disposition of the Specially Serviced Mortgage Loan or the related Mortgaged Property and application of the proceeds of such disposition to the outstanding principal balance of such Mortgage Loan and interest thereon, or abandonment of the related Mortgaged Property);

     (iii) a discussion of the probable time frames and estimated amount of any related Servicing Advances applicable to each of the alternatives referred to above;

      (iv) a discussion of the legal and environmental considerations reasonably known to the Special Servicer, consistent with the Accepted Special Servicing Practices, that are applicable to the exercise of remedies as aforesaid and to the enforcement of any related guaranties or other collateral for the related Mortgage Loan and a recommendation as to whether outside legal counsel should be retained;

       (v) estimated budgets for any operating or capital funds expected to be required for the related Mortgaged Property;

      (vi) the most current rent roll available for and any strategy for the leasing or releasing of the related Mortgaged Property;

     (vii) the Special Servicer's analysis and recommendations (which will include a discussion of alternative courses of action and a comparison of the probable benefits and detriments of each alternative course of action) on how such Specially Serviced Mortgage Loan might be returned to performing status and returned to the Primary Servicer for regular servicing under
               Article IV hereof or otherwise realized upon; and

    (viii) such other information as the Special Servicer deems relevant in light of the Accepted Special Servicing Practices.

          If within ten (10) Business Days of receiving an Asset Strategy Report, the Directing Certificateholder does not disapprove such Asset Strategy Report in writing, the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report; provided, however, that the Special Servicer may not take any action that is contrary to applicable Law or the terms of the applicable Mortgage Loan Documents. If the Directing Certificateholder disapproves such Asset Strategy Report, the Special Servicer will revise such Asset Strategy Report and deliver to the Trustee, each Monitoring Certificateholder, the Master Servicer and each Rating Agency a new Asset Strategy Report as soon as practicable. The Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c) until the Directing Certificateholder shall fail to disapprove such revised Asset Strategy Report in writing within ten (10) Business Days of receiving such revised Asset Strategy Report. The Special Servicer may, from time to time, modify any Asset Strategy Report it has previously delivered and implement such report, provided such report shall have been prepared, reviewed and not rejected pursuant to the terms of this Section. Notwithstanding the foregoing, the Special Servicer (i) may following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action set forth in such Asset Strategy Report before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder and
(ii) in any case, shall determine whether such disapproval is not in the best interest of all the Certificateholders pursuant to Accepted Special Servicing Practices. Upon making such determination, the Special Servicer shall either implement the Asset Strategy Report or notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Certificateholders which shall include the Asset Strategy Report, and the Trustee shall send such notice to all Certificateholders (or, to the extent known to the Trustee, Certificate Owners). If the majority of such Certificateholders (including Certificate Owners), as determined by Certificate Balance, fail within five
(5) days of the Trustee's sending such notice to reject such Asset Strategy Report, the Special Servicer shall implement the same. If the Asset Strategy Report is rejected by the Certificateholders, the Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c). The Trustee shall be entitled to reimbursement for the reasonable expenses of providing such notices.

          (d) The Special Servicer shall have the authority to meet with the Mortgagor for any Specially Serviced Mortgage Loan and take such actions consistent with Accepted Special Servicing Practices and the related Asset Strategy Report. The Special Servicer shall not take any action inconsistent with the related Asset Strategy Report.

          (e) Upon request of any Certificateholder (or any Certificate Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Special Servicer and the Trustee of its interest in a Certificate pursuant to Section 11.04) or Rating Agency, the Trustee shall mail, without charge, to the address specified in such request a copy of the most current Asset Strategy Report for any Specially Serviced Mortgage Loan or REO Property.

          (f) The Special Servicer shall not acquire any personal property on behalf of the Trust Fund pursuant to this Agreement unless either:

          (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

          (ii) the Special Servicer shall have obtained an Opinion of Counsel to the effect that the holding of such personal property by the Trust Fund will not cause the imposition of a tax on the Trust Fund under the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          (g) Prior to delivering an Asset Strategy Report to any Holder of a Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E or Class X Certificate, the Trustee shall have obtained an acknowledgment in the form of Exhibit J from the recipient thereof that U.S. securities law may restrict the use of the information in the Asset Strategy Report.

     SECTION 6.04   Management of REO Property.

          (a) The Special Servicer, on behalf of the Trust Fund, shall sell any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to the second anniversary of such acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Special Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

          (b)  The Special Servicer shall not:

       (i) permit the Trust Fund to enter into, renew or extend any new lease with respect to any REO Property, if the new lease by its terms will give rise to any income that does not constitute Rents from Real Property;

      (ii) permit any amount to be received or accrued under any new lease other than amounts that will constitute Rents from Real Property;

     (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

      (iv) Directly Operate, or allow any other Person to Directly Operate, any REO Property on any date more than 90 days after its Acquisition Date;

unless, in any such case, the Special Servicer has obtained an Opinion of Counsel to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section
860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

          (c) Any REO Property acquired by the Special Servicer hereunder shall be acquired in the name of the Trustee for the benefit of the Certificateholders.

     SECTION 6.05   Sale  of REO  Property  and  Specially Serviced  Mortgage
                    Loans.

     Subject to terms of the related Asset Strategy Report, to the extent the conditions, procedures or requirements set forth therein are more restrictive or exacting than those set forth below, each Special Servicer agrees as follows:

          (a) The Special Servicer may purchase any Defaulted Mortgage Loan or any REO Property (in each case at the Purchase Price therefor). The Special Servicer may also offer to sell to any Person any Defaulted Mortgage Loan or any REO Property, if and when the Special Servicer determines, consistent with the servicing standard set forth in Section 6.01(a), that such a sale would be in the best economic interests of the Trust Fund. The Special Servicer shall give the Trustee and the Master Servicer not less than five Business Days' prior written notice of the Purchase Price and its intention to (i) purchase any Defaulted Mortgage Loan or REO Property at the Purchase Price therefor or (ii) sell any Defaulted Mortgage Loan or REO Property, in which case the Special Servicer shall accept the highest offer received from any Person for any Defaulted Mortgage Loan or any REO Property in an amount at least equal to the Purchase Price therefor. To the extent permitted by applicable law, and subject to the servicing standard set forth in Section 6.01 hereof, the Master Servicer, an Affiliate of the Master Servicer, the Special Servicer or an Affiliate of the Special Servicer, or an employee of either of them may act as broker in connection with the sale of any REO Property and may retain from the proceeds of such sale a brokerage commission that does not exceed the commission that would have been earned by an independent broker pursuant to a brokerage agreement entered into at arm's length.

          In the absence of any such offer, the Special Servicer shall accept the highest offer received from any Person that is determined by the Special Servicer to be a fair price for such Defaulted Mortgage Loan or REO Property, if the highest bidder is a Person other than an Interested Person, or if such price is determined to be such a price by the Trustee, if the highest bidder is an Interested Person. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may make an offer for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

          The Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest bid if the Special Servicer determines, in accordance with the servicing standard stated in
Section 6.01, that rejection of such bid would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower bid if it determines, in accordance with the servicing standard stated in
Section 6.01, that acceptance of such bid would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower bid is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower bid are more favorable).

          (b) In determining whether any bid received from an Interested Person represents a fair price for any Defaulted Mortgage Loan or any REO Property, the Trustee and the Special Servicer may conclusively rely on the opinion of an Independent appraiser or other Independent expert in real estate matters retained by the Trustee at the expense of the Trust Fund. In determining whether any bid constitutes a fair price for any Defaulted Mortgage Loan or any REO Property, the Special Servicer or the Trustee (or, if applicable, such appraiser) shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Defaulted Mortgage Loan, the physical condition of the related Mortgaged Property or such REO Property, the state of the local economy and the Trust Fund's obligation to comply with REMIC Provisions.

          (c) Subject to the servicing standard set forth in Section 6.01, the Special Servicer shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Defaulted Mortgage Loan or any REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Depositor, any Servicer, or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Trust Fund) and, if consummated in accordance with the terms of this Agreement, none of the Servicers, the Depositor nor the Trustee shall have any liability to the Trust Fund or any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

          (d) The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited into the Master Collection Account.

     SECTION 6.06   REO Account; Collection of REO Proceeds.

          (a) The Special Servicer shall establish or cause to be established, and hereby agrees to maintain or cause to be maintained for the duration of this Agreement for each REO Mortgage Loan, an REO Account into which all related REO Proceeds shall be deposited as and when received. The Special Servicer's REO Account shall be an Eligible Account.

          (b) All funds deposited by the Special Servicer in any REO Account maintained hereunder shall be held for the benefit of the Certificateholders until disbursed or withdrawn in accordance herewith. Funds in such REO Account shall not be commingled with any other moneys. The Special Servicer shall, within five (5) Business Days of the establishment thereof, notify the Master Servicer, the related Primary Servicer and the Trustee in writing of the location and the account number of the REO Account established by the Special Servicer for the Mortgage Loans and shall give the Trustee and the Master Servicer written notice of any change of such location or account number on or prior to the date of such change.

          (c) Funds in an REO Account may be invested by, at the risk of, and for the benefit of, the Special Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Special Servicer (in its capacity as such and for the benefit of the Certificateholders) or its nominee. All income therefrom shall be the property of the Special Servicer. In addition, if the amounts in any REO Account are invested for the benefit of the Special Servicer, the Special Servicer shall deposit on each Determination Date into such REO Account out of its own funds an amount representing any net losses realized on the Permitted Investments with respect to funds in such REO Account for such Collection Period.

          (d) The Special Servicer shall deposit or cause to be deposited any REO Proceeds into the applicable REO Account on each Business Day.

          (e) Except as expressly permitted or required hereunder, the Special Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to any REO Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

     SECTION 6.07   Remittances to Primary Servicer.

     Any collections received in respect of a Related Mortgage Loan, other than REO Proceeds, shall be remitted to the related Primary Servicer within one Business Day of receipt for deposit into the related Primary Collection Account established and maintained by such Primary Servicer for the duration of this Agreement pursuant to Section 4.02.

     SECTION 6.08   Remittances to Master Servicer.

     On each Primary Remittance Date, the Special Servicer shall withdraw from each related REO Account and remit to the Master Servicer, by wire transfer of immediately available funds to the Master Collection Account all amounts in such REO Account net of any Property Protection Expenses or Property Improvements Expenses incurred or reasonably expected by the Special Servicer to be incurred during the succeeding three months.

     SECTION 6.09 Specially Serviced Mortgage Loan Status Reports, REO Status Reports and Other Reports.

          (a) The Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Trustee and each Rating Agency, via facsimile (with a hard copy sent on the same day by first-class mail and in electronic format reasonably acceptable to the Master Servicer and related Primary Servicer and consistent with Accepted Special Servicing Practices) not later than the eighth (8th) Business Day immediately preceding each Distribution Date, a copy of a Specially Serviced Mortgage Loan and REO Status Report in the form of Exhibit V hereto, with respect to each Specially Serviced Mortgage Loan and REO Mortgage Loan, respectively. In addition, upon the occurrence of a Collateral Value Adjustment Event or Liquidation Event from which a Collateral Value Adjustment, Realized Loss or Collateral Value Adjustment Recovery Amount has resulted, the Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the related Primary Servicer, the Trustee and each Rating Agency, via facsimile (with a hard copy sent on the same day by first-class mail or in electronic format reasonably acceptable to the Master Servicer and consistent with Accepted Special Servicing Practices) not later than the eighth (8th)
Business Day immediately preceding each Distribution Date, an Officers' Certificate setting forth (i) the event which gave rise to such Collateral Value Adjustment or Realized Loss and (ii) the amount of such Collateral Value Adjustment, Realized Loss or Collateral Value Adjustment Recovery Amount.

          (b) On the eighth (8th) Business Day immediately preceding each Distribution Date, the Special Servicer shall validate and deliver to the Master Servicer a copy of the bank statement for the prior calendar month related to each REO Account and an REO Account Report in the form of Exhibit Z hereto and a report of any other funds or accounts established and maintained by the Special Servicer under this Agreement as of the Business
Day preceding the date of such report, showing for the period from the day after the second preceding Primary Remittance Date through the immediately preceding Primary Remittance Date (or since the related Servicing Transfer Date, in the case of the first of such reports), the aggregate of deposits into and withdrawals from such funds or accounts in accordance with this Agreement. For purposes of this clause (b), "validate" shall have the meaning set forth in Section 1.03(b).

          (c) Within sixty (60) days following the end of each calendar year, the Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer and the Trustee such customary information with respect to each REO Mortgage Loan as the Special Servicer deems necessary or desirable for each Certificateholder to prepare its federal, state and local income tax returns. Such obligation of the Special Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by it pursuant to any requirements of the Code.

          (d) If the Special Servicer receives notice from the Master Servicer of any reporting inconsistencies pursuant to Section 5.06, the Special Servicer shall initiate discussions on the following Business Day with the Master Servicer to reconcile their records.

          (e) Upon prior written request of the Master Servicer, the Trustee, any Rating Agency or the Depositor, the Special Servicer shall prepare such other reasonable reports as may be requested in writing thereby. The Special Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to the Special Servicer of preparing such other reports and such fee shall be reimbursable to the Special Servicer as a Servicing Advance pursuant to this Agreement.

     SECTION 6.10   Special Servicer Advances.

          (a) To the extent that as of the Determination Date for any month, the full amount of the Monthly Payment due in such month with respect to any Specially Serviced Mortgage Loan has not been received by the Primary Servicer or the Special Servicer, the Special Servicer shall remit to the Master Servicer on the related Primary Remittance Date for deposit into the related Master Collection Account, a P&I Advance in an amount equal to the excess of such Monthly Payment net of any Escrow Payment component over the amount received; provided, however, that the Special Servicer shall not be required to make a Nonrecoverable Advance. If the Special Servicer determines with respect to any Mortgage Loan that a P&I Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Master Servicer and the Trustee a Nonrecoverable Advance Certificate. The Special Servicer shall be entitled to reimbursement for any unreimbursed P&I Advance pursuant to this Agreement. The Special Servicer shall make Servicing Advances from its own funds to effect the timely payment of any Property Protection Expense or Property Improvement Expense to the extent necessary to implement any Asset Strategy Report pursuant to the terms hereof; provided that the Special Servicer shall only make Servicing Advances with respect to any Specially Serviced Mortgage Loan from its own funds to the extent there are not sufficient funds in the related REO Account or the related subaccount of the Escrow Account available to cover any such expenses and as permitted under the Mortgage Loan Documents and the Special Servicer shall not be required to make a Nonrecoverable Advance; and provided, further, that the Special Servicer may only make Servicing Advances to effect the timely payment of any Property Improvement Expense to the extent consistent with the Asset Strategy Report implemented by the Special Servicer. The Special Servicer shall be entitled to reimbursement for any unreimbursed Servicing Advance made pursuant to the immediately preceding sentence pursuant to this Agreement. Notwithstanding, any other provision hereof, the Special Servicer shall not be entitled to the payment of interest at the Advance Rate on any Advance or portion thereof with respect to any Mortgage Loan subsequently determined to be a Nonrecoverable Advance or remaining unreimbursed following the occurrence of the related Liquidation Event; provided, however, that the Special Servicer shall be entitled to any such interest if it shall certify to the Master Servicer and the Trustee that such Advance or portion thereof became a Nonrecoverable Advance or could not be recovered from Liquidation Proceeds following such Liquidation Event as a result of the occurrence of an event which adversely affected the Mortgaged Property following the date such Advance was made or if such Advance was a Servicing Advance for Property Protection Expenses.

          (b) Within thirty (30) days of the Servicing Transfer Date for any Mortgage Loan to the extent the Special Servicer does not determine such a remittance would be a Nonrecoverable Advance, the Special Servicer shall remit to the related Primary Servicer from its own funds for deposit into the related Primary Collection Account an amount equal to the aggregate unreimbursed Advances with all accrued interest thereon made by such Primary Servicer with respect to such Mortgage Loan. Any such remittance shall be deemed a P&I Advance or Servicing Advance, as applicable, by the Special Servicer.

          (c) If the Special Servicer determines, in its good faith judgment, that any amount expended or to be expended by it from its own funds pursuant to clauses (a) and (b) above is or would be a Nonrecoverable Advance, such determination shall be evidenced by a Nonrecoverable Advance Certificate delivered to the Trustee and the Master Servicer.

          (d) Except as otherwise set forth in clause (a) above, the Special Servicer shall be entitled to interest on any Advance it made with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to but not including any Business Day on which the Special Servicer is reimbursed pursuant to this Agreement.


     SECTION 6.11   Environmental Considerations.

          (a) The Special Servicer shall not obtain title for the Trust Fund to a Mortgaged Property as a result or in lieu of foreclosure or otherwise, nor shall otherwise acquire possession of, or take other action with respect to, any Mortgaged Property, if, as a result of any such action, the Trust Fund, the Trustee, the Master Servicer or the Special Servicer would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Responsibility Cleanup and Liability Act of 1980, as amended from time to time, or any applicable comparable federal, state or local law, or a "discharger" or "responsible party" thereunder, unless the Special Servicer has also previously determined, in accordance with Accepted Special Servicing Practices, based on a "Phase I", and, if applicable, a "Phase II" environmental site assessment report prepared by a person who regularly conducts environmental audits for purchasers of commercial property with at least 5 years of experience and a regionally recognized firm, as determined by such Special Servicer in a manner consistent with Accepted Special Servicing Practices, that:

          (i) such Mortgaged Property is in compliance with applicable Environmental Laws or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions; and

          (ii) there are no circumstances present on such Mortgaged Property relating to the use, management, storage or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any Environmental Law, or that, if any such Hazardous Materials are present for which such action could be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions; and

if the Special Servicer has so determined based on satisfaction of the criteria in clauses (i) and (ii) above that it would be in the best economic interest of the Certificateholders to take any such actions, the Special Servicer has notified the Trustee and the Master Servicer in writing of such proposed action. The Special Servicer shall provide a copy of the report described in the preceding sentence to the Trustee, the Master Servicer and the Directing Certificateholder. If within ten (10) Business Days of receiving such recommendation, the Directing Certificateholder does not disapprove such recommendation in writing the Special Servicer shall implement the recommended action. If the Directing Certificateholder disapproves such recommendation, the Special Servicer will revise such recommendation and deliver to the Trustee, each Monitoring Certificateholder and the Master Servicer a new recommendation as soon as practicable. The Special Servicer shall revise such recommendation as described above in this
Section 6.11(a) until the Directing Certificateholder shall fail to disapprove such revised recommendation in writing within ten (10) Business Days of receiving such revised recommendation. Notwithstanding the foregoing, the Special Servicer (i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action it has recommended before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Certificateholders pursuant to Accepted Special Servicing Practices. Upon making such determination, the Special Servicer shall either implement its recommendations or notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Certificateholders, which shall include the Special Servicer's recommendation, and the Trustee shall send such notice to all Certificateholders (or, to the extent known to the Trustee, Certificate Owners). If the majority of such Certificateholders (including Certificate Owners), as determined by Certificate Balance, fail within five (5) days of the Trustee's sending such notice to reject such recommendation, the Special Servicer shall implement the same. If such recommendation is rejected by the Certificateholders, the Special Servicer shall not take any action so recommended. The cost of preparation of any environmental assessment and the cost of any compliance, containment, clean-up or remediation shall be deemed to be a Property Protection Expense and a Servicing Advance and such Special Servicer shall be reimbursed from related REO Proceeds or to the extent provided in Section 4.03(a) from Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds on deposit in the related Primary Collection Account.

          (b) If the Special Servicer determines, pursuant to subsection (a) above, that taking such actions as are necessary to bring any such Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, clean-up, removal or remediation of Hazardous Materials affecting any such Mortgaged Property, is not reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions, the Special Servicer shall notify the Directing Certificateholders, Trustee and the Master Servicer of such determination and recommend such action as it deems in good faith to be in the best economic interests of the Certificateholders. If within ten (10) Business Days of receiving such recommendation, the Directing Certificateholder does not disapprove such recommendation in writing the Special Servicer shall implement the recommended action. If the Directing Certificateholder disapproves such recommendation, the Special Servicer will revise such recommendation and deliver to the Trustee, the Directing Certificateholder and the Master Servicer a new recommendation as soon as practicable. The Special Servicer shall revise such recommendation as described above in this Section 6.11(b) until the Directing Certificateholder shall fail to disapprove such revised recommendation in writing within ten (10) Business Days of receiving such revised recommendation. Notwithstanding the foregoing, the Special Servicer
(i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action it has recommended before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Certificateholders pursuant to Accepted Special Servicing Practices. Upon making such determination, the Special Servicer shall either implement its recommendations or notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Certificateholders, which shall include the Special Servicer's recommendation, and the Trustee shall send such notice to all Certificateholders (or, to the extent known to the Trustee, Certificate Owners). If the majority of such Certificateholders (including Certificate Owners), as determined by Certificate Balance, fail within five (5) days of the Trustee's sending such notice to reject such recommendation, the Special Servicer shall implement the same. If such recommendation is rejected by the Certificateholders, the Special Servicer shall not take any action so recommended.

          (c) Notwithstanding the foregoing, the Special Servicer shall not take any action pursuant to this Section 6.11 except in connection with the implementation of an Asset Strategy Report pursuant to Section 6.03(c).

     SECTION 6.12   Restoration of Specially Serviced Mortgage Loans.

          (a) Upon determining with respect to a Specially Serviced Mortgage Loan that (i) three consecutive Monthly Payments on a Specially Serviced Mortgage Loan have been made in accordance with the terms of the related Mortgage Note (taking into account any grace periods contained therein), (ii) such Mortgage Loan is current as to payments of principal and interest and
(iii) no Servicing Transfer Event is continuing, the Special Servicer shall immediately give written notice thereof to the Master Servicer, the related Primary Servicer and the Trustee in the form of Exhibit W hereto.

          (b) Unless the related Primary Servicer and the Special Servicer with respect to a Related Mortgage Loan are the same Person, not later than two (2) Business Days after notice has been given pursuant to subsection (a) above, the Special Servicer shall send a letter by first class mail in the form of Exhibit X hereto, with a copy to the related Primary Servicer, notifying the related Mortgagor that such Mortgage Loan has ceased being a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the related Primary Servicer.

          (c) In the event that a Specially Serviced Mortgage Loan ceases to be such pursuant to this Section 6.12, not later than five (5) Business Days after notice has been given in (a) above the Special Servicer shall provide the related Primary Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to such Mortgage Loan. Upon receipt of such notice and all information, documents and records by the related Primary Servicer pursuant to Section 6.02(c) hereof, such Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan, the Special Servicer's obligation to service such Related Mortgage Loan shall terminate, and all duties and obligations of the related Primary Servicer with respect to such Related Mortgage Loan to the extent set forth herein previously assumed by the Special Servicer shall be reassumed by the related Primary Servicer.

     SECTION 6.13   Special Servicer Compensation.

          The Special Servicer shall be entitled to reasonable compensation for services rendered by it hereunder on each Master Remittance Date from amounts in the Trust Fund in an amount equal to 1.00% of all amounts collected on each Mortgage Loan other than the Crown Participation for the period beginning immediately following the date on which such Mortgage Loan became a Specially Serviced Mortgage Loan until the Distribution Date immediately following the date on which the Stated Principal Balance of such Mortgage Loan is reduced to zero. There will be no fee payable to the Special Servicer in connection with the Crown Participation other than the fee payable thereto pursuant to the servicing agreement referenced in the Crown Participation Agreement.

     SECTION 6.14   Extension Advisor.

          (a) The Special Servicer shall submit to the Extension Advisor any Asset Strategy Report recommending that a Mortgage Loan be modified in such manner as to extend the maturity date of such loan for a period of more than three (3) years beyond the scheduled maturity date of such loan as of the Cut-Off Date (a "Modification"). The Extension Advisor shall, within ten business days of such written request, file a written report with the Trustee and the Special Servicer approving or disapproving such modification and summarizing the reasons for its determination. The initial Extension Advisor on behalf of the Holders of the Senior Certificates shall approve of such Modification if it determines that the decision of the Special Servicer to modify the Mortgage Loan is consistent with the Special Servicer standard set forth in Section 6.01. Any successor Extension Advisors shall approve such Modifications if it determines that the decision of the Special Servicer to so modify the Mortgage Loan is in the best interest of the holders of the Senior Certificates. If unusual business circumstances or the need for additional information or analysis does not allow the timely filing of such report, the Extension Advisor will, to the best of its ability, file a statement within said ten day period with the Trustee and Special Servicer setting forth the estimated additional time required to complete its determinations and the reasons for the delay and will complete its determinations in the most expeditious manner reasonably possible.

          (b) The initial Extension Advisor's review shall be conducted by personnel in the Real Estate Division of its Commercial Banking Services Area or similar group with experience in the administration of commercial mortgage loans. It shall consist of the review of relevant information furnished to it by the Special Servicer pursuant to clause (c) and (d) hereof and such other information as it may have or determine to obtain with respect to the subject Mortgage Loan, and the circumstances (legal, market, physical, financial and otherwise) which may impact its collection. The Extension Advisor may obtain information outside of its normal data resources to fulfill its responsibilities.

          (c) The Special Servicer shall, at the time of any request to the extension Advisor for approval of a Modification, furnish to the Extension Advisor copies of all Asset Strategy Reports on the Mortgage Loan being modified, a written description of the Modification including, if available, any documents comprising the Modification which are proposed to be executed, a summary of the factors which it considered in granting the Modification as well as, upon the written request of the Extension Advisor, copies of all relevant material which it has considered in its analysis of the Mortgage Loan and its negotiations with the Mortgagor with respect to the Modification.

          (d) The Special Servicer shall cooperate with the Extension Advisor in its investigation of the Modification in such manner as the Extension Advisor may reasonably request, including furnishing further information to the Extension Advisor with respect to the Modification and making available to the Extension Advisor personnel involved in the decision to grant the Modification for the purpose of responding Extension Advisor's request for information.

          (e) The Extension Advisor shall have no liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Extension Advisor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations or duties hereunder.

          (f) It is recognized that the initial Extension Advisor also serves as Trustee hereunder and that it intends that its duties in each of said capacities be performed by separate divisions and/or departments. Provided that the Trustee and initial Extension Advisor maintain procedures in place reasonably calculated to insure that, except in situations in which its fiduciary obligations might make it advisable that its Corporate Trust Department seek the assistance of the Real Estate Division, (i) its duties in each of said capacities are performed in such separate divisions and/or departments and by difference personnel and (ii) except for the reports to be furnished to the Trustee by the initial Extension Advisor hereunder, specific information with respect to the Trust Fund or any Mortgage Loan therein is not made available by either division or department to the other, no liability shall be imposed upon State Street Bank and Trust Company by reason of, or arising out of, such relationship and the knowledge of personnel in one division or department shall not be attributable to the other for any purpose.

          (g) The Extension Advisor shall be entitled to indemnification from the Trust Fund against all loss, cost, damage and expense, including reasonable attorneys' fees, incurred by it without its willful misconduct or gross negligence, as a result of its appointment as Extension Advisor hereunder or in the administration of its duties hereunder. This provision shall survive termination of this Agreement and the resignation or removal of the Extension Advisor.

          (h) The Extension Advisor's reasonable fees and expenses shall be paid by the Trustee out of the Certificate Account.

          (i) The Extension Advisor may resign at any time by giving written notice to the Holders of the Certificates and the Trustee and may be removed by the Holders of a majority of the aggregate Certificate Principal Balance of the Senior Certificates. Upon such removal or resignation, the successor Extension Advisor selected by such Certificateholders shall assume the duties of Extension Advisor. Within ten Business Days of receiving notice of such resignation, the Trustee shall mail each Holder of a Senior Certificate by first class mail a request that such Holder nominate a new Extension Advisor within 15 Business Days of receiving such notice. Such nomination shall include a written agreement by the nominated to assume such duties if elected. On the Business Day following such 15th Business Day the Trustee shall notify each such Certificateholder by first class mail of the names of the entities nominated as successor Extension Advisor. Such notice shall request that each such Certificateholders vote for one of the nominated entities and notify the Trustee in writing of their vote within 10 Business Days. If within 10 Business Days of mailing such notice Holders of a majority of the Percentage Interests in the Senior Certificates have not responded, the Trustee shall notify each of such Certificateholders by first class mail of such event and shall request votes from those Certificateholders which have not voted within 5 Business Days. On the sixth Business Day following such notice, the Trustee shall determine which nominated entity received the votes aggregating the highest Percentage
Interest and such entity shall be appointed as the successor Extension Advisor. The Holders of a majority of the aggregate Certificate Principal Balance of the Senior Certificates shall appoint a successor, the fees and expenses of such successor to be paid by the Trustee out of the Certificate Account up to the amount which would have been paid to its predecessor as set forth in the agreement referred to in clause (h) above. Upon the appointment of a successor Extension Advisor, the Trustee shall notify the Special Servicer of such appointment.

     SECTION 6.15   Collateral Value Adjustments.

          (a) Within 30 days of a Required Appraisal Date for any Mortgage Loan, the Special Servicer shall obtain an appraisal for the related Mortgaged Property from an independent MAI appraiser at the expense of the Trust Fund (except if an appraisal has been conducted within the 12 month period preceding such event).

          (b) Until such time as the related Collateral Value Adjustment is reduced to zero, within 30 days of each anniversary of a Required Appraisal Date for any Mortgage Loan, the Special Servicer shall order an update of the prior appraisal for the related Mortgaged Property (the cost of which will be a Servicing Advance of the Special Servicer).

          (c) The Special Servicer shall determine and report to the Trustee, the Master Servicer and the related Primary Servicer any appraisal value obtained pursuant to clause (a) or (b) above and will adjust the amount of the Collateral Value Adjustment in accordance therewith.

     SECTION 6.16   Replacement Special Servicer.

     (a) The Directing Certificateholder may at any time and without cause terminate the Special Servicer and appoint a replacement (a "Replacement Special Servicer") to perform such duties under substantially the same terms and conditions as applicable to the Special Servicer. Such holder(s) shall designate a replacement to so serve by the delivery to the Trustee of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, so notify the Rating Agencies. If the designated replacement is acceptable to the Trustee on the basis of its financial and servicing ability, which approval may not be unreasonably withheld, the designated replacement shall become the Replacement Special Servicer as of the date the Trustee shall have received: (i) written confirmation from each Rating Agency stating that if the designated replacement were to serve as Special Servicer under this Agreement, none of the then-current rating or ratings of all outstanding classes of the Certificates would be qualified, downgraded or withdrawn as a result thereof; (ii) a written acceptance of all obligations of the Replacement Special Servicer, executed by the designated replacement; and (iii) an opinion of counsel to the effect that the designation of such replacement to serve as Replacement Special Servicer is in compliance with this Agreement, that the designated replacement will be bound by the terms of this Agreement and that this Agreement will be enforceable against such designated replacement in accordance with its terms. The Special Servicer shall be deemed to have resigned from its duties simultaneously with such designated replacement's becoming the Replacement Special Servicer under this Agreement. Any Replacement Special Servicer may be similarly so replaced by the Directing Certificateholder.

     (b) Notwithstanding the replacement of a Special Servicer pursuant to clause (a) above, the resigning Special Servicer shall be entitled to receive the Special Servicing Fee for any Mortgage Loan which became a Specially Serviced Mortgage Loan and was subsequently returned to a performing status prior to such resignation; provided that if such Mortgage Loan once again becomes a Specially Serviced Mortgage Loan, the Replacement Special Servicer shall thereafter be entitled to such fee. The Replacement Special Servicer shall be entitled to the Special Servicing Fee for all other Specially Serviced Mortgage Loans.

     (c) The Directing Certificateholder shall be responsible for paying any costs associated with such replacement.


                                 ARTICLE VII

                        PAYMENTS TO CERTIFICATEHOLDERS

     SECTION 7.01   Certificate Account; Remittances to the Trustee.

          (a) The Trustee shall establish and maintain one or more accounts (collectively, the "Certificate Account"), held in trust for the benefit of the Certificateholders. The Certificate Account shall be an Eligible Account. The Trustee shall deposit in the Certificate Account, when received or as otherwise required hereunder, all amounts received from the Master Servicer with respect to all Mortgage Loans pursuant to this Agreement. If the Trustee shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding.

          (b) On each Master Remittance Date, the Master Servicer shall withdraw from the Master Collection Account and remit to the Trustee, by wire transfer of immediately available funds to the Certificate Account, (1) all amounts on deposit in the Master Collection Account as of the close of business on the Master Remittance Date required to be remitted to the Trustee pursuant to Section 5.04 and (2) any P&I Advances deposited on or prior to such Master Remittance Date pursuant to Section 5.05(b).

     SECTION 7.02   Distributions.

          (a) On each Distribution Date, the Trustee shall apply amounts on deposit in the Certificate Account after payment of the reasonable fees and expenses of the Extension Advisor pursuant to Section 6.14(h), to the extent of the Available Distribution Amount, in the following order of priority:

       (i) On each Distribution Date, 75% of any Net Prepayment Premium to the Class X Certificates and 25% of any Net Prepayment Premium to all other Certificates, in the following order:
               Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G and Class NR Certificates through the Distribution Date on which the related Class Balance thereof has been reduced to zero;

      (ii) subject to clause (iv) below, to distributions of interest on the Classes of Certificates then outstanding with the highest priority for interest payment as set forth below in an amount equal to the respective Interest Distribution Amounts in respect thereof for such Distribution Date and any unpaid portion of the respective Interest Distribution Amounts in respect thereof for any prior Distribution Date together with interest thereon as the applicable Pass-Through Rate;

     (iii) to distributions of the Principal Distribution Amount to the Classes of Certificates then outstanding in reduction of their respective Class Balances in the order set forth below;

      (iv) sequentially, to distributions of interest to the remaining Certificateholders in the priority set forth below in an amount equal to the Interest Distribution Amounts in respect thereof for such Distribution Date and any unpaid portion of respective Interest Distribution Amounts in respect thereof for any prior Distribution Date, provided that on any Distribution Date on which the Class Balance of a Class of Certificates is reduced to zero pursuant to clause (iii) above, interest distributions pursuant to clause (ii) above will be made to the Class of Certificates outstanding with the next highest priority for interest payments prior to making distributions of principal on such Class pursuant to clause
               (iii) above;

       (v) sequentially to the Classes of Certificates in the order set forth below for distribution of principal any amounts recovered representing Realized Losses previously allocated to such Class in reduction of its Class Balance;

      (vi) to distributions to the Class R-I Certificateholders, in an amount equal to the balance, if any.

          The priority for interest payments for purposes of clauses (ii) and
(iv) above, is: first, to distributions of interest on the Class A1, Class A2, Class A3 and Class X Certificates, pro rata, based on their respective Interest Distribution Amounts; second, to the Class B Certificates; third, to the Class C Certificates; fourth, to the Class D Certificates; fifth, to the Class E Certificates; sixth, to the Class F Certificates; seventh, to the Class G Certificates; and eighth, to the Class NR Certificates up to their respective Interest Distribution Amounts. The Principal Distribution Amount for such Distribution Date set forth in Clause (iii) above will be applied to distributions of principal of the Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G and Class NR Certificates, in that order, until their respective Class Balances have been reduced to zero. After reduction of the Class Balances of all the Certificates to zero, any remaining portion of the Available Distribution Amount will be distributed to the holders of the Class X Certificates up to an aggregate amount equal to the sum of all prior Collateral Value Adjustment Reduction Amounts allocated thereto.

          (b) All distributions made with respect to each Class on each Distribution Date shall be computed by the Trustee based upon information furnished to the Trustee by the Master Servicer and allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. All such distributions with respect to each Class (other than the final distribution with respect thereto) will be made on each Distribution Date to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (or, in the case of the first Distribution Date, no later than the Delivery Date) and is the registered owner of Certificates the aggregate initial Certificate Balance of which is at least $100,000, or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

          (c) Except as otherwise provided in Section 12.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, promptly mail to each Holder on such date of such Class of Certificates and each Rating Agency a notice to the effect that:

          (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar therein specified, and

          (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 7.02(c) shall not have been surrendered for cancellation within six months after the-time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 7.02(c).

     SECTION 7.03   Statements to Certificateholders.

          (a) On each Distribution Date, the Trustee shall forward by mail to each Holder and each Rating Agency and to each Certificate Owner which shall have requested such report from the Trustee and shall have certified to the Trustee that it is a Certificate Owner a statement as to the distributions made on such Distribution Date setting forth the information set forth in Exhibit K based, in so far as practicable and relevant, on the reports furnished to the Trustee by the Master Servicer for such Distribution Date in accordance with the provisions of this Agreement.

          In addition, on each Distribution Date, the Trustee shall forward by mail to each Rating Agency and each Underwriter each statement received prior to such Distribution Date prepared by the Master Servicer pursuant to this Agreement. In addition, if the Underwriter requests such statement in electronic format, the Trustee shall provide such information at the expense of the Underwriter requesting it.

          On each Distribution Date, the Trustee shall forward to the Depositor, to each Rating Agency, and to the Master Servicer a copy of the reports forwarded to the Certificateholders on such Distribution Date and, if not otherwise set forth in such reports a statement setting forth the amounts, if any, actually distributed with respect to the Certificates on such Distribution Date. The Trustee shall also provide such reports to the Master Servicer in an electronic format reasonably acceptable to the Master Servicer and the Trustee.

          Subject to Section 6.03(g), upon request of any Certificateholder (or any Certificate Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Special Servicer and the Trustee of its interest in a certificate pursuant to Section 11.04) or Rating Agency, the Trustee shall mail, without charge, to the address specified in such request, a copy of the most current Asset Strategy Report for any Specially Serviced Mortgage Loan or REO Property. In addition, upon receipt of a written request of any Certificateholder (or any Certificate Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Master Servicer and the Trustee of its interest in a certificate pursuant to Section 11.04) for a copy of any other report, the Trustee shall forward such written request to the Master Servicer. To the extent such report is available to the Master Servicer, the Master Servicer shall deliver a copy thereof to the Trustee for delivery to the requesting Certificateholder (or Certificate Owner) at the address specified in such request. The request, reproduction and delivery of such report, shall be at the expense of the requesting Certificateholder (or Certificate Owner).

          (b) The Trustee covenants to furnish or cause to be furnished, promptly upon the written request of any Holder of a Class F, Class G, Class NR, Class R-I, Class R-II or Class R-III Certificate (or a Certificate Owner which shall have certified to the Trustee that it is a Certificate Owner of any such Class) reasonably current Rule 144A Information (as defined below) to such Certificateholder or to a prospective transferee of such a Certificate (or interests in such Certificate) designated by such Certificateholder, as the case may be, in connection with the resale of such Certificate or such interests by such Certificateholder pursuant to Rule 144A. "Rule 144A Information" shall mean the information specified in Rule 144A(d)(4)(i) and (ii) under the Securities Act of 1933, as amended. The Trustee shall advise the Master Servicer of any request by a Certificateholder and shall consult with the Master Servicer as to the information to be supplied. Based upon such consultation and to the extent the Trustee is not in possession of reasonably current Rule 144A Information on the date of any such request, the Master Servicer shall, upon request from the Trustee, promptly provide the Trustee with reasonably current Rule 144A Information to the extent reasonably available. The Trustee may place its disclaimer on any such Rule 144A Information to the extent it is not the source of such information.

          (c) Each of the Trustee, the Master Servicer and the Special Servicer shall deliver to the Directing Certificateholder copies of all reports or notices prepared thereby or received thereby.

          (d) The Trustee shall mail or otherwise provide to any Person requesting a copy of the reports delivered to Certificateholders pursuant to the first paragraph of clause (a) above, a copy of such reports. The Trustee shall be entitled to charge such Person a nominal fee to cover the cost of such mailing.

          (e) The Trustee is hereby authorized to furnish, to Certificateholders and/or to the public any other information (such other information, collectively, "Additional Information") with respect to the Mortgage Loans, any Mortgaged Property or the Trust Fund as may be provided to it by the Depositor, the Master Servicer or Special Servicer or gathered by it in any investigation or other manner from time to time, provided that
(A) any such Additional Information shall only be furnished with the consent or at the request of the Depositor, (B) the Trustee shall be entitled to indicate the source of all information furnished by it and the Trustee may affix thereto any disclaimer it deems appropriate in its sole discretion (including any warnings as to the confidential nature and/or the uses of such information as it may, in its sole discretion, determine appropriate), (C) the Trustee shall be entitled (but not obligated) to require payment from each recipient of a reasonable fee for, and its out-of-pocket expenses incurred in connection with, the collection assembly, reproduction or delivery of any such Additional Information and (D) the Trustee shall be entitled to distribute or make available such information in accordance with such reasonable rules and procedures as it may deem necessary or appropriate (which may include the requirement that an agreement that provides such information shall be used solely for purposes of evaluating the investment characteristics or valuation of the Certificates be executed by the recipient, if and to the extent the Trustee deems the same to be necessary or appropriate. Nothing herein shall be construed to impose upon the Trustee any obligation or duty to furnish or distribute any Additional Information to any Person in any instance, and the Trustee shall neither have any liability for furnishing nor for refraining from furnishing Additional Information in any instance. The Trustee shall be entitled (but not required) to require that any consent, direction or request given to it pursuant to this clause
(e) be made in writing.

          (f) Subject to availability, the Trustee shall, verbally over the telephone, provide the Pool Factor, for the immediately succeeding Distribution Date, to each Certificateholder and (subject to Section 7.03(a)) each Certificate Owner requesting such factor. Such request shall be made no more than two Business Days preceding such Distribution Date by calling the Trustee at (617) 664-5367.

     SECTION 7.04 Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

          (a) On or prior to each Primary Remittance Date, the Master Servicer shall furnish a written statement (and an electronic data file) to the Trustee setting forth (i) the amounts available for deposit into the Certificate Account and (ii) the amounts required to be advanced by the Servicers in connection with the related Distribution Date. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification. To the extent such statement indicates one or more delinquencies in connection with which a related Advance was not made by the related Primary Servicer or Special Servicer, the Trustee shall commence an evaluation of whether an Advance by the Trustee may be required and whether it would be a Nonrecoverable Advance; provided, however, that notwithstanding such examination, the Trustee shall have no responsibility for reviewing or confirming any decision made with respect to an Advance by a Servicer. The Master Servicer shall promptly provide to the Trustee such information as the Master Servicer may have to enable the Trustee to make such determination.

          In the event that the Master Servicer determines as of the Business Day preceding the Master Remittance Date that it will be unable to deposit in the Certificate Account an amount equal to the P&I Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., Boston time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., Boston time, on such Master Remittance Date the Trustee shall, unless by 12:00 Noon, Boston time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of such Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 10.01 and (b) assume the rights and obligations of the Master Servicer hereunder in accordance with Section 10.02, including the obligation to deposit in the Certificate Account on such Master Remittance Date an amount equal to such P&I Advance to the extent it determines it is not a Nonrecoverable Advance (but not Servicing Advances) for such Distribution Date.

          The Trustee  shall deposit all  funds it receives pursuant  to this
Section 7.04 into the Certificate Account.

     SECTION 7.05   Allocations  of  Realized  Losses  and  Collateral  Value
                    Adjustments.

     At least four Business Days prior to each Distribution Date, the Master Servicer shall determine and communicate to the Trustee the total amount of Realized Losses and Collateral Value Adjustment, if any, that resulted during the related Collection Period. As soon as practicable following the occurrence of a Collateral Value Adjustment Event with respect to any Mortgage Loan, the Master Servicer shall make a Collateral Value Adjustment determination with respect to such Mortgage Loan. The amount of each Realized Loss or Collateral Value Adjustment shall be evidenced by an Officers' Certificate. All Realized Losses and Collateral Value Adjustments shall be allocated by the Trustee as follows in reduction (or to increase, in the case of Collateral Value Adjustments) of the related Class Balance: first, to the Class NR Certificates until the Class Balance thereof has been reduced to zero; second, to the Class G Certificates until the Class Balance thereof has been reduced to zero; third, to the Class F Certificates until the Class Balance thereof has been reduced to zero; fourth, to the Class E Certificates until the Class Balance thereof has been reduced to zero; fifth, to the Class D Certificates until the Class Balance thereof has been reduced to zero; sixth, to the Class C Certificates until the Class Balance thereof has been reduced to zero, seventh, to the Class B Certificates until the Class Balance thereof has been reduced to zero, and the remainder of such Realized Losses and Collateral Value Adjustments to the Class A1, Class A2 and Class A3 Certificates, pro rata, until their respective Class Balances have been reduced to zero. Amounts allocated to reduce the related Class Balance should also reduce such Class' Voting Rights in proportion to the other Classes of Certificates.


                                 ARTICLE VIII

                               THE CERTIFICATES

     SECTION 8.01   The Certificates.

          (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits. The Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class X, Class F, Class G and Class NR Certificates will be issuable only in minimum denominations (based on their respective Original Class Balances or Notional Amounts) corresponding to initial Certificate Balances or Notional Amounts as of the Delivery Date of not less than $100,000, and integral multiples of $1 in excess thereof. Only one Class R-I, one Class R-II and one Class R-III Certificate may be issued.

          (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          (c) The Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class X, Class F, Class G and Class NR Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the referenced herein Certificates (except for such remainders) through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates (and, if necessary, the selection of the Directing Certificateholder)) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

          If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners representing the same. In addition, upon request, the Trustee will issue Definitive Certificates in exchange for Ownership Interests in like Certificate Balances of the Book-Entry Certificates for the Class F, Class G or Class NR Certificates in connection with a transfer permitted pursuant to Section 8.02(b)(ii). Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 8.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.


     SECTION 8.02   Registration of Transfer and Exchange of Certificates.

          (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Trustee, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. The Master Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

          (b) No transfer of any Class F, Class G, Class NR, Class R-I, Class R-II and Class R-III Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification and is to be made in connection with the issuance or transfer of a Definitive Certificate, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-1 hereto, (ii) if such transfer is purportedly being made in reliance upon Regulation S under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-2 hereto, (iii) if such transfer is purportedly being made in reliance upon Rule 144 under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-3 hereto, and (iv) in all other cases, (A) except where the Depositor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), (B) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C hereto and (C) a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit E hereto. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class F, Class G, Class NR, Class R-I, Class R-II and Class R-III Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Class F, Class G, Class NR, Class R-I, Class R-II and Class R-III Certificate without registration or qualification. Any Class F, Class G, Class NR, Class R-I, Class R-II or
Class R-III Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (c)  None of  the Certificates except  for the Class A1,  Class A2,
Class A3 or Class X Certificates, or any interest therein shall be transferred to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing any such Class or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the certification and Opinion of Counsel contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class F, Class G, Class NR, Class R-I, Class R-II or Class R-III Certificate to certify, and each prospective transferee of any Class B, Class C, Class D, or Class E Certificate shall be deemed to have represented by its acquisition of such Certificate, that it is neither (A) a Plan nor (B) a Person who is directly or indirectly purchasing any such Class Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

          (d) No transfer of any Residual Certificate shall be made to a Non-United States Person. Notwithstanding anything to the contrary contained herein, prior to registration of any transfer, sale or other disposition of a Residual Certificate, the Certificate Registrar shall have received (i) an affidavit from the proposed transferee substantially in the form attached as Exhibit F-1 hereto, to the effect that, among other things, (A) such transferee is not a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, (B) such transferee is not a Non-United States Person, (C) such transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificate remains outstanding, and (D) no purpose of such proposed transfer, sale or other disposition of the Residual Certificate is or will be to impede the assessment or collection of any tax, and (ii) a certificate from the transferor substantially in the form attached as Exhibit F-2 hereto, to the effect that, among other things, no purpose of such proposed transfer, sale or other disposition of the Residual Certificate is or will be to impede the assessment or collection of any tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Residual Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization or to a Non-United States Person, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Residual Certificate. If any purported transfer of a Residual Certificate shall be in violation of the provisions of this Section 8.02(d), then the prior Holder of the Residual Certificate purportedly transferred shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Section 8.02(d), be restored to all rights as Holder thereof retroactive to the date of the purported transfer. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is not permitted by this Section 8.02(d) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this
Section 8.02(d) at the time it became a Holder all payments made on such Residual Certificate. The Holder of Residual Certificates, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 8.02 and to any amendment of this Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of a Residual Certificate to a Disqualified Organization or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust Fund.

          (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the office of the Certificate Registrar, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

          (f) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

          (g) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (h) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (i) All Certificates surrendered for transfer and exchange shall be physically cancelled by the Certificate Registrar and a certificate of such cancellation shall be delivered to the Trustee by the Certificate Registrar. The Certificate Registrar shall hold such cancelled Certificates in accordance with its standard procedures.

     SECTION 8.03   Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 8.04   Persons Deemed Owners.

     The Depositor, the Master Servicer, the Special Servicer, any Primary Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 7.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.


                                  ARTICLE IX


                                THE DEPOSITOR

     SECTION 9.01   Liability of the Depositor.

     The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

     SECTION 9.02   Merger, Consolidation or Conversion of the Depositor.

     Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 9.03   Limitation on Liability of the Depositor and Others.

     Neither the Depositor  nor any of its directors,  officers, employees or agents shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of warranties or representations made herein, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of duties. The Depositor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person
          ----- -----
respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not involve it in any expense or liability.


                                  ARTICLE X

                                   DEFAULT

     SECTION 10.01  Events of Default.

     "Event of Default", wherever used herein, means with respect to any Servicer any one of the following events:

       (i) with respect to the Master Servicer, failure to advance or remit when due to the Trustee for deposit into the Certificate Account any amount required to be advanced or remitted under the terms of this Agreement; with respect to the Special Servicer, failure to advance or remit to the Primary Servicer or the Master Servicer, as required hereunder, any amount required to be advanced or remitted under the terms of the Agreement within one Business Day of the date required pursuant to the terms of this Agreement; or

      (ii)     except as set  forth in clause (i) above,  such Servicer shall
               (x) fail to remit to the Master Servicer or deposit in the Master Collection Account, a Primary Collection Account, Escrow Account or REO Account any amount required to be so remitted or deposited under the terms of this Agreement within one (1) Business Day of the date required pursuant to the terms of this Agreement or (y) fail to make any Advance required to be made by such Servicer under this Agreement within one (1) Business Day of the date required pursuant to the terms of this Agreement; provided, however, that such failure shall not be deemed an Event of Default with respect to a Primary Servicer, if following the occurrence of an act of God which makes it commercially impracticable for such Primary Servicer to remit any such amount, the Master Servicer in its sole reasonable discretion establishes a longer time period within which such amounts shall be submitted by such Primary Servicer; or

     (iii) such Servicer shall fail to timely deliver to the Trustee or any other Servicer any report required pursuant to the provisions of this Agreement and such failure shall continue unremedied for a period of two (2) Business Days following receipt by such Servicer of notice from the Trustee or other Servicer of such failure; provided, however, that such failure shall not be deemed an Event of Default with respect to a Primary Servicer, if following the occurrence of an act of God which makes it commercially impracticable for such Primary Servicer to deliver any such report, the Master Servicer in its sole reasonable discretion establishes a longer time period within which such report shall be delivered by such Primary Servicer; or

      (iv) any failure on the part of such Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Depositor, the Trustee, or, in the case of the Special Servicer, the Master Servicer or to such Servicer (with a copy to the Depositor, the Trustee, and, in the case of the Special Servicer, the Master Servicer) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

       (v)     any  breach of the representations and warranties contained in
               Section 2.03(b) which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to such Servicer by the Depositor, the Trustee or, in the case of the Special Servicer, the Master Servicer, or to such Servicer (with a copy to the Depositor, the Trustee and, in the case of the Special Servicer, the Master Servicer) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

      (vi)     a  decree  or  order  of  a court  or  agency  or  supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

     (vii) such Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Servicer or of or relating to all or substantially all of its property; or

    (viii) such Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (ix) such Servicer shall fail to maintain a required license to do business or service multifamily and commercial mortgage loans in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and as provided in this Agreement, in any jurisdiction where the Mortgaged Properties or REO Properties are located and such failure shall continue unremedied for a period of thirty (30) Business Days; or

       (x) except as otherwise permitted pursuant to the express terms of this Agreement, such Servicer attempts to assign its right to servicing compensation hereunder or a Servicer attempts, without the prior written consent of Trustee, to assign this Agreement or the servicing responsibilities hereunder or any portion thereof; or

      (xi) any Rating Agency has given written confirmation that with respect to any Servicer that maintaining the Servicer in such capacity hereunder will cause a downgrade, qualification or withdrawal of the ratings then assigned to the Certificates;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to, in the case of an Event of Default described in clauses (i)-(v) hereof, at least 25% of the Voting Rights of any affected Class of Certificates, in the case of any Event of Default described in clauses (vi)-(x) hereof, at least 25% of all of the Voting Rights or, in the case of an Event of Default described in clause (xi) hereof, the Trustee shall, by notice in writing to such Servicer, with a copy of such notice to the Depositor, and, in the case of the Special Servicer, the Master Servicer terminate all of the rights and obligations of such Servicer as such Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by such Servicer of such written notice, all authority and power of the such Servicer under this Agreement, shall pass to and be vested in the Master Servicer (or, if such Servicer is the Master Servicer or the Special Servicer and the Master Servicer are the same Person, the Trustee) pursuant to and under this Section, and, without limitation, the Master Servicer or the Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Master Servicer or Trustee, as applicable, with all documents and records requested by it to enable it to assume such Servicer's functions hereunder, and to cooperate with the Master Servicer or the Trustee, as applicable, in effecting the termination of such Servicer's responsibilities and rights hereunder.


     SECTION 10.02  Trustee to Act; Appointment of Successor.

     On and after the time the Master Servicer receives a notice of termination pursuant to Section 10.01, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer by the terms and provisions hereof provided, further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information or monies required by Section 10.01 shall not be considered a default by the Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of the Master Servicer or for any losses incurred by the Master Servicer hereunder. As compensation therefor, the Trustee shall be entitled to the servicing fees and all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Trust Fund if the Master Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or such Trustee is not an approved Servicer, or if the Holders of Certificates entitled to at least more than 662/3% of the Voting Rights so request in writing to the Trustee, promptly appoint a successor pursuant to Section 3.10. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided.

     SECTION 10.03  Notification to Certificateholders.

          (a) Upon any such termination pursuant to Section 10.01 above, any appointment of a successor to the Master Servicer pursuant to Section 10.02, or any appointment of a Replacement Special Servicer pursuant to Section 6.15, the Trustee shall give prompt written notice thereof to Certificateholders and each Rating Agency at their respective addresses appearing in the Certificate Register.

          (b) Not later than the later of 60 days after the occurrence of an Event of Default, the Trustee shall transmit by mail to the Depositor and all Certificateholders notice of such occurrence, unless such default shall have been cured or waived.

     SECTION 10.04  Waiver of Events of Default.

          The Holders representing at least 66-2/3% of the Voting Rights evidenced by all Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clause (i) or (ii) of Section 10.01 may be waived only by all of the Certificateholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder, except that no Event of Default under
Section 10.01(i) shall be deemed so waived or cured unless and until the Trustee has been reimbursed in full for all Advances which it may have made hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 10.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

     SECTION 10.05  Additional Remedies of Trustee Upon Event of Default.

     During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 10.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the
Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.


                                  ARTICLE XI

                            CONCERNING THE TRUSTEE

     SECTION 11.01  Duties of Trustee.

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement, if applicable. If any such instrument is found not to conform to the requirements of this Agreement if applicable in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

       (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

      (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

     SECTION 11.02  Monitoring      Certificateholders     and      Directing
                    Certificateholder.

          (a) Each Monitoring Certificateholder is hereby deemed to have agreed by virtue of its purchase of a Certificate to provide its name and address to the Trustee and to notify the Trustee of the transfer of any Certificate of a Monitoring Class the selection of a Directing Certificateholder or the resignation or removal thereof. The Directing Certificateholder is hereby deemed to have agreed by virtue of its purchase of a Certificate to notify the Trustee when such Certificateholder is appointed Directing Certificateholder and when it is removed or resigns.

          (b) Within thirty (30) days of the Delivery Date, the Trustee shall notify the Monitoring Certificateholders that they may select a Directing Certificateholder for purposes of Sections 6.03 and 6.11 of this Agreement. Such notice shall set forth the process established by the Trustee in order to select a Directing Certificateholder.

          (c) A "Monitoring Class" as of any time of determination shall be the following Class or Classes of Certificates:

          (i) if the Class outstanding with the most subordinate interest in the Trust Fund represents at least 2% by Class Balance of all the Certificates, such Class only;

          (ii) otherwise, each Class, in reverse order of seniority, but only to the extent necessary to represent, in the aggregate, at least 2% by Class Balance of all the Certificates.

          (d) Once a Directing Certificateholder has been selected pursuant to clause (b) above, each of the Servicer, the Depositor, the Trustee and each other Certificateholder (or Certificate Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Monitoring Certificateholders, by Certificate Balance, or such Directing Certificateholder shall have notified the Trustee and each other Monitoring Certificateholder, in writing, of the resignation of such Directing Certificateholder or the selection of a new Directing Certificateholder. Upon the resignation of a Directing Certificateholder, the Trustee shall request the Monitoring Certificateholders to select a new Directing Certificateholder.

          (e) Within two (2) Business Days (or as soon thereafter as practicable if Monitoring Certificates are held in Book-Entry Form) of receiving a request from the Special Servicer pursuant to Section 6.03(a) the Trustee shall deliver to the Special Servicer and the Master Servicer a list of each Monitoring Certificateholder and the Directing Certificateholder including names and addresses. In addition to the foregoing, within two (2) Business Days of receiving notice of the selection of a new Directing Certificateholder or the existence of a new Monitoring Certificateholder, the Trustee shall notify the Special Servicer.

          (f) If at any time a Book-Entry Certificate belongs to a Monitoring Class, the Trustee shall notify the related Certificateholders (through the Depository, unless the Trustee shall have been previously provided with the name and address of such Certificateholder) of such event and shall request that it be informed of any change in the identity of the related Certificate Owner from time to time.

          (g) Until it receives notice to the contrary each of the Servicers and the Trustee shall be entitled to rely on the most recent notification with respect to the identity of the Monitoring Certificateholders and the Directing Certificateholder.

     SECTION 11.03  Powers of Attorney.

     The Trustee shall execute and deliver any powers of attorney prepared and delivered to it by the Master Servicer pursuant to Section 5.01(b) or the Special Servicer pursuant to Section 6.03(b).

     SECTION 11.04  Certification by Certificate Owners.

     To the extent that under the terms of this Agreement, it is necessary to determine whether any Person is a Certificate Owner, the Trustee shall make such determination based on a certificate of such Person which shall specify, in reasonable detail satisfactory to the Trustee, the Class and Certificate Balance of the Certificate owned, the value of such Person's interest in such Certificate and any intermediaries through which such Certificate is held. The Trustee shall make such determination at the request of such Person or any Servicer. The Trustee shall be entitled to rely conclusively on information it receives from the Depository, Depository Participants, and indirect participating brokerage firms for which a Depository Participant acts as agent, with respect to the identity of a Certificate Owner.

     SECTION 11.05  Certain Matters Affecting the Trustee.

     Except as otherwise provided in Section 11.01:

          (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (d) The Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand;

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided, however, that the Trustee shall remain liable for the performance of all duties hereunder;

          (g) The Trustee shall not be required to obtain a deficiency judgment against any Mortgagor;

          (h) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default hereunder unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

          (i) The Trustee shall not be responsible for any act or omission of the Certificate Registrar (unless the Trustee or an Affiliate of the Trustee is acting as Certificate Registrar), the Master Servicer, the Special Servicer or the Depositor; and

          (j) Other than as expressly provided herein, the Trustee shall not be required to monitor the activities of any Servicer and shall not be responsible for the actions or omissions of any such Servicer.

     SECTION 11.06  Trustee Not Liable for Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates, other than the Certificate of Authentication, shall be taken as the statements of the Depositor, the Master Servicer or the Special Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement (other than as to the due authorization, execution and delivery thereof by
it) or of the Certificates (other than as to the due authorization and execution thereof by it) or of any Mortgage Loans or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

     SECTION 11.07  Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     SECTION 11.08  Fees and Expenses of Trustee; Indemnification of Trustee.

          (a) The Trustee shall be entitled to receive as reasonable compensation out of the Certificate Account (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder on each Distribution Date in an amount equal to 0.015% per annum, calculated on the same basis as interest on the Certificates.

          (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense (including without limitation costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with any act or omission on the part of the Trustee with respect to this Agreement or the Certificates (other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of duties hereunder, or as may arise from a breach of any representation or warranty of the Trustee set forth herein or from any failure of the Trustee to perform its obligations set forth in Section 11.15, or as may be covered under Section 10.01); provided, however, that with respect to any third party claim:

       (i) the Trustee shall have given the Master Servicer, the Depositor, the Holders and, if in the respect to a Specially Serviced Mortgage Loan, the Special Servicer, written notice thereof promptly after the Trustee shall have knowledge thereof;

      (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer, the Depositor and, if in the respect to a Specially Serviced Mortgage Loan, the Special Servicer in preparing such defense; and

     (iii) notwithstanding anything to the contrary in this Section 11.08, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Master Servicer, the Depositor and, if in the respect to a Specially Serviced Mortgage Loan, the Special Servicer, which consent shall not be unreasonably withheld.

          Without in any way limiting the generality of the foregoing indemnity, such indemnity shall specifically cover any loss, liability, expense and costs of litigation and investigation, counsel fees, damages, judgments and amounts paid in settlement incurred by the Trustee pursuant to any federal, state or local environmental statute.

          (c) The provisions of this Section 11.08 shall survive the termination of this Agreement. Any payment hereunder made by the Depositor, the Master Servicer or the Special Servicer to the Trustee shall be from its own funds, without reimbursement therefor from Certificateholders or the Trust Fund.

     SECTION 11.09  Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be an association or a corporation organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The long-term debt obligations of the Trustee shall at all times be rated in a rating category by each Rating Agency (or if such obligations are not rated by Fitch Investors Service, L.P., are rated by each other Rating Agency) at least equal to the rating one category below the highest rating assigned by such Rating Agency to the then outstanding Certificates, but in no event lower than an "investment grade" rating by such Rating Agency, so as not to cause a downgrade, qualification or withdrawal of the then current ratings on the Certificates, as confirmed in writing by such Rating Agencies. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.10. The corporation or association serving as Trustee may have normal banking and trust relationships with the Depositor and its Affiliates, the Master Servicer and its Affiliates or the Special Servicer and its Affiliates.

     SECTION 11.10  Resignation and Removal of the Trustee.

          (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and to all Certificateholders. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee acceptable to the Depositor by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Depositor and the Special Servicer by the Master Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.09 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee acceptable to the Depositor by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Depositor and the Special Servicer by the Master Servicer.

          (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the remaining Certificateholders and the Special Servicer by the Master Servicer.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.11.

     SECTION 11.11  Successor Trustee.

          (a) Any successor trustee appointed as provided in Section 11.10 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Loan Files and related documents and statements held by it hereunder (other than any Mortgage Loan Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

          (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.09.

          (c) Upon acceptance of appointment by a successor Trustee as provided in this Section, the successor Trustee shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

     SECTION 11.12  Merger or Consolidation of Trustee.

     Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible (including the receipt of Rating Agency confirmations) under the provisions of Section 11.09 or 11.11, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 11.13  Appointment of Co-Trustee or Separate Trustee.

          (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.09 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 11.11 hereof.

          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.13 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          (e)  The appointment of a co-trustee or separate trustee under this
Section   11.13  shall   not  relieve   the   Trustee  of   its  duties   and
responsibilities hereunder.

     SECTION 11.14  Appointment of Custodians.

          (a) The Trustee may, with the consent of the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Loan Files as agent for the Trustee. Subject to the other provisions of this
Article XI, the Trustee agrees to enforce the terms and provisions of Sections 2.01 and 2.02 hereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage Loan File and shall not be the Depositor, the Person who originated or sold to the Depositor or MGT the related Mortgage Loan or any Affiliate thereof. Each Custodian shall be subject to the same obligations and standard of care as are imposed on the initial Custodian hereunder in connection with the retention of Mortgage Loan Files. Any custodian succeeding the initial Custodian shall be required to have a blanket fidelity bond and an errors and omissions insurance policy in amounts customary for custodians. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian.

          (b) Pursuant to the Custodial Agreement, the Custodian may, from time to time and as appropriate for the servicing, foreclosure or payoff of any Mortgage Loan, but subject to the restrictions therein provided, upon receipt by the Custodian of a Request for Release and Receipt of Documents provided by any Servicer in the form set forth on Exhibit Y, release to such Servicer the related Mortgage Loan File or the documents from a Mortgage Loan File set forth in such request. Each Servicer acknowledges that during all times that any Mortgage Loan File or any contents thereof are in the physical possession of such Servicer, or are in transit to such Servicer from the Custodian, or are in transit from such Servicer to the Custodian, such Mortgage Loan File and the documents contained therein shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trust Fund. For so long as any Mortgage Loan
File or any document taken therefrom is in any Servicer's physical possession, the same shall be stored in a one and one-half-hour rated fire-resistant filing cabinet or the equivalent.

          (c) Subject to any state law requirement or court order, each Servicer hereby agrees to return to the Custodian each and every document previously requested from the Mortgage Loan File when such Servicer's need therefor in connection with such foreclosure or servicing no longer exists or upon request of the Trustee, unless the related Mortgage Loan shall be liquidated or paid in full, in which case, upon receipt of the certification set forth in the Custodial Agreement from any Servicer, the Trustee shall authorize the Custodian to release the related Servicer's prior request form, together with all other documents still retained by the Custodian with respect to such Mortgage Loan, to such Servicer.

          (d) Upon receipt of the payment in full of any Mortgage Loan, or upon the receipt by the related Primary Servicer or Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer shall promptly deliver to the Custodian a Request for Release and Receipt of Documents in the form set forth on Exhibit Y requesting delivery to such Servicer of the Mortgage Loan File for such Mortgage Loan. In connection therewith, such Servicer shall deliver to the Master Servicer, the Trustee and the Custodian a Request for Release and Receipt of Documents indicating that all amounts received in connection with such payment that are required to be deposited in the related subaccount of the Primary Collection Account or Escrow Account or the related REO Account pursuant to Section 4.02, Section 4.06 or Section 6.06 hereof have been or will be so deposited.

          (e) Each Primary Servicer and the Special Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into by such Servicer in accordance with this Agreement within ten (10) Business Days of the execution thereof and the delivery of such instrument to such Servicer; provided, however, that such Servicer may, in lieu
--------  -------
thereof, provide the Custodian with a certified true copy of any such document submitted for recordation within five (5) Business Days of its execution, in which event such Servicer shall provide the Custodian with the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the recorded original within five (5) Business Days of receipt thereof by such Servicer.

          (f) Upon any payment in full of a Mortgage Loan, the related Primary Servicer or Special Servicer may execute an instrument of satisfaction regarding the related Mortgage and any other related Mortgage Loan Documents, which instruments of satisfaction shall be recorded by such Servicer if required by applicable law and shall be delivered to the Person entitled thereto, it being understood and agreed that all reasonable expenses incurred by such Servicer in connection with such instruments of satisfaction shall be deemed a Servicing Advance, which shall be reimbursed pursuant to the terms of this Agreement. Such Servicer shall notify the Custodian and the Master Servicer of the execution of an instrument of satisfaction described above as soon as practicable.

          (g) No amendment to the Custodial Agreement which adversely affects the ability of a Primary Servicer to perform under this Agreement shall be binding on such Primary Servicer unless it has consented to such amendment, which consent shall not be unreasonably withheld.

     SECTION 11.15  Representations and Warranties of the Trustee.

     The Trustee hereby represents and warrants to the Master Servicer and the Depositor, as of the Delivery Date, that:

       (i)     The Trustee is  a banking corporation duly  organized, validly
               existing  and  in   good  standing  under  the  laws   of  the
               Commonwealth of Massachusetts.

      (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

     (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

      (iv) This Agreement, assuming due authorization, execution and delivery by the Master Servicer, the Special Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and
               (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

       (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

      (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

     SECTION 11.16  Massachusetts Filings.

          The Trustee shall make all filings required under Massachusetts General Laws, Chapter 182, Sections 2 and 12.

     SECTION 11.17  SEC Filings.

          Based upon information furnished to it by the Master Servicer and the Depositor, the Trustee will prepare and file reports with the Securities and Exchange Commission on Forms 8-K and 10-K on behalf of the Trust Fund.


                                 ARTICLE XII

                                 TERMINATION

     SECTION 12.01  Termination  Upon   Repurchase  or  Liquidation   of  All
                    Mortgage Loans.

          Subject to Section 12.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Primary Servicers, the Special Servicer and the Trustee (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth and any indemnification provision) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Master Servicer and the Trustee and required hereunder to be so paid or deposited on the Distribution Date following the earlier to occur of (i) the purchase by the Master Servicer, the Special Servicer, any holder of a Class R-I Certificate, the holder of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates or (to the extent all of the remaining Mortgage Loans are being serviced thereby as Primary Servicer) the Primary Servicer of all Mortgage Loans remaining in the Trust Fund at a price equal to the greater of
(a) the sum of (A) the aggregate Purchase Price of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, as determined by the Depositor and (B) one month's accrued interest on the Stated Principal Balance of any REO Mortgage Loan and (b) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          Any Person which shall make an election to purchase all of the Mortgage Loans remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph shall do so by giving written notice to the Trustee and the Depositor no later than 60 days prior to the anticipated date of purchase; provided, however, that no such election to purchase all of the Mortgage Loans remaining in the Trust Fund pursuant to clause (i) above shall be made unless the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund at the time of such election is less than 5% of the aggregate Cut-off Date Balance of the Mortgage Loans.

          Notice of any termination shall be given promptly by any such Person electing to terminate by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property, not earlier than the 60th day and not later than the 30th day of the month next preceding the month of the proposed final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar. Unless it is acting as Certificate Registrar, the Master Servicer shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the Master Servicer's purchase of all of the Mortgage Loans remaining in the Trust Fund, the Master Servicer shall deposit in the Certificate Account not later than the last Business Day of the Collection Period relating to the Distribution Date on which the final distribution on the Certificates is to occur an amount in immediately available funds equal to the above-described purchase price. Upon receipt of an Officers' Certificate to the effect that such final deposit has been made, the Trustee shall release to the Master Servicer the Mortgage Loan Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments necessary to effectuate transfer of the Mortgage Loans.

          Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates (i) the amount otherwise distributable on such Distribution Date in accordance with Section 7.02 in respect of the Certificates so presented and surrendered, if not in connection with the Master Servicer's purchase of all of the Mortgage Loans, or (ii) such Certificateholder's Percentage Interest of that portion of the Available Distribution Amount for such Distribution Date allocable to payments on the Class of Certificates so presented and surrendered as described below, if in connection with the Master Servicer's purchase of all of the Mortgage Loans. If the Trust Fund is to terminate in connection with the Master Servicer's purchase of all of the Mortgage Loans, the Available Distribution Amount for the final Distribution Date shall be allocated in the order set forth in Section 7.02.


                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

     SECTION 13.01  Amendment.

          (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Primary Servicers (to the extent affected thereby), the Special Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated; or
(v) if such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of the Trust Fund; provided that such action (except any amendment described in clause (v) above) shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided further, however, that an Opinion of Counsel shall not be required if each Rating Agency then rating the Certificates shall have confirmed in writing that immediately following such amendment such Rating Agency will not qualify, lower or withdraw its rating on the Certificates as a result of such amendment.

          (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Primary Servicers (to the extent affected thereby), the Special Servicer and the Trustee with the consent of the Holders of Certificates affected thereby entitled to at least 51% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) without the consent of the Holders of all Certificates of such Class, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 13.01, Certificates registered in the name of the Depositor, the Master Servicer, the Special Servicer or any Affiliate of the Depositor, the Master Servicer or the Special Servicer shall be entitled to Voting Rights with respect to matters described in clauses (i) and (ii) of this paragraph affecting such Certificates.

          (c) Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Master Servicer shall consent to any amendment to this Agreement unless the Trustee and the Master Servicer shall each have obtained or been furnished with an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer or the Trustee in accordance with such amendment will not result in the imposition of a tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (d) Promptly after the execution of any such amendment, the Trustee shall furnish a statement describing the amendment to each Certificateholder and each Underwriter and a copy of such amendment to each Rating Agency.

          (e) It shall not be necessary for the consent of Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (f) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

          (g)  The cost of any Opinion of Counsel to be delivered pursuant to
Section 13.01(a) or (c) shall be borne by the Person seeking the related amendment.

          (h) The Trustee shall not enter into or consent to any amendment of this Agreement unless the conditions set forth in clause (a) or (b) above are satisfied with respect to such amendment.

     SECTION 13.02  Recordation of Agreement; Counterparts.

          (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust Fund on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 13.03  Limitation on Rights of Certificateholders.

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of an Event of Default, or of a default by the Depositor in the performance of any of its obligations hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 13.04  Governing Law.

          This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 13.05  Notices.

     Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered mail, postage prepaid, return receipt requested, and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex, telecopy or telegraph and confirmed by a writing delivered by means of (a), (b) or (c), to: (i) in the case of the Depositor, J.P. Morgan Commercial Mortgage Finance Corp., 60 Wall Street, New York, New York 10260, Attention: President, telecopy number: (212) 648-5138; (ii) in the case of BOMCC, as Master Servicer, Special Servicer or Primary Servicer, Banc One Management and Consulting Corporation, 1717 Main Street, 14th Floor, Dallas, Texas 75201, Attention: Edgar L. Smith, Chief Operating Officer and Executive Vice President, telephone number: 214-290-5178, telecopy number: 214-290-4480; (iii) in the case of AMRESCO Management, Inc., as Primary Servicer, AMRESCO Management, Inc., 235
Peachtree  Street,  N.E.,  Suite  900,  Atlanta,  Georgia  30303,  Attention:
Candace Taylor and Legal Counsel with a copy to AMRESCO, Inc., 700 N. Pearl Street, Suite 2400, Dallas, Texas 75201, Attention: General Counsel, telephone number: 214-953-7727, telecopy number: 214-953-7757; (iv) in the case of GMAC Commercial Mortgage Corporation, as Primary Servicer, GMAC Commercial Mortgage Corporation, 650 Dresher Road, Horsham, Pennsylvania 19044, Attention: Barry Moore, Executive Vice President, telephone number:
215-682-3806, telecopy number: 215-682-3478, with a copy to GMAC Commercial Mortgage Corporation, 100 Witmer Road, Horsham, Pennsylvania 19044,
Attention: General Counsel, telephone number: 215-682-1430, telecopy number: 215-682-1467; (v) in the case of the Trustee, State Street Bank and Trust Company, Two International Place, 5th Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Department, telephone number: 617-786-3000, telecopy number: 617-664-5367; and (vi) in the case of the Rating Agencies, (A) Standard & Poor's Ratings Services, 25 Broadway, New York, New York 10004, Attention: Commercial Mortgage Surveillance Group, (B) Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004,
Attention:   Commercial Mortgage-Backed  Securities Group, telephone  number:
212-908-0537, telecopy number: 212-635-0295, and (C) Moody's Investors Service, Inc., 99 Church Street, fourth floor, Structured Finance Group, New York, New York 10007, Attention: Cedric Philipp, Jr., telephone number: 212-553-1992, telecopy number: 212-553-1350; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be sent to the address of such Holder as shown in the Certificate Register.

     SECTION 13.06  Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 13.07  Grant of a Security Interest.

     The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets comprising the Trust Fund, including without limitation, the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans (other than loan principal and interest payments due and payable prior to the Cut-off Date and Principal Prepayments received prior to the Cut-off Date), all amounts held from time to time in the Certificate Account, the Master Collection Account, each Primary Collection Account and REO Account and all reinvestment earnings on such amounts, together with all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Mortgage Loans and (ii) this Agreement shall constitute a security agreement under applicable law. The Depositor shall cause to be filed, as a precautionary filing, a Form UCC-1 in all appropriate locations in the State of New York promptly following the initial issuance of the Certificates, and the Trustee shall file continuation statements thereto at such office, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee in preparing and filing such continuation statements. This
Section 13.07 shall constitute notice to the Trustee pursuant to any of the requirements of the New York Uniform Commercial Code.

     SECTION 13.08  Successors and Assigns.

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by each Servicer, the Trustee and the respective successors and assigns thereof and shall inure to the benefit of the Certificateholders.

          (b) Pursuant to the terms of Section 8.01, this Agreement shall not be assigned, pledged or hypothecated by any Servicer to a third party without the prior written consent of the Trustee; provided, however, that the Primary Servicer may assign its rights and obligations hereunder to an Affiliate thereof which (i) is approved by the Master Servicer and (ii) which satisfies the requirements of Sections 3.10 hereof.

     SECTION 13.09  Article and Section Headings.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     SECTION 13.10  Notices and Information to Rating Agencies.

          (a) The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

       (i)     any material change or amendment to this Agreement;

      (ii)     the occurrence of any Event of Default;

     (iii) the resignation or termination of the Master Servicer, the Special Servicer or the Trustee;

      (iv)     the repurchase of Mortgage Loans pursuant to Section 2.04(a);

       (v)     the final payment to any Class of Certificateholders; and

      (vi)     any change in the location of the Certificate Account.

          (b) The Master Servicer shall use its best efforts promptly to provide notice to the Rating Agencies with respect to any determination by the Master Servicer that an Advance with respect to a Mortgage Loan constitutes (or would, if made, constitute) a Nonrecoverable Advance under this Agreement.

          (c) The Master Servicer shall promptly furnish to the Rating Agencies copies of the following:

       (i)     each  of its annual  statements as to  compliance described in
               Section 3.02,

      (ii) each of its annual independent public accountants' servicing reports described in Section 3.03,

     (iii) the most current rent rolls and financial statements available from time to time with respect to any Mortgaged Property or any Mortgagor, and

      (iv)     other information the Rating  Agencies may reasonably  request
               consistent  with   the  Master  Servicer's   servicing  duties
               hereunder.

     SECTION 13.11  Certificateholders' List.

          Upon request of the Directing Certificateholder, the Trustee shall provide a list of each Certificateholder and, to the extent known to the Trustee and solely based on the certification of Certificate Owners, each Certificate Owner.

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                         J.P. MORGAN COMMERCIAL MORTGAGE
                           FINANCE CORP.,
                                   Depositor


                         By: /s/ Lawrence Blume
                             ---------------------------------
                         Name:  Lawrence Blume
                         Title: Vice President


                         BANC ONE MANAGEMENT AND CONSULTING
                           CORPORATION,
                               Master Servicer, Special Servicer and
                               Primary Servicer


                         By: /s/ Edgar Smith, II
                             -----------------------------------
                         Name: Edgar Smith, II
                         Title: Executive V.P.



                         AMRESCO MANAGEMENT, INC.,
                               Primary Servicer


                         By: /s/ Henry B. Garmon
                             -----------------------------------
                         Name: Henry B. Garmon
                         Title: Senior Vice President


                         GMAC COMMERCIAL MORTGAGE CORPORATION,
                               Primary Servicer


                         By: /s/ Kathy Marquardt
                             -----------------------------------
                         Name: Kathy Marquardt
                         Title: Senior Vice President




                         STATE STREET BANK AND TRUST COMPANY,
                              Trustee and Extension Advisor


                         By: /s/ Karen Beard
                             -----------------------------------
                         Name: Karen Beard
                         Title: Assistant Vice President


STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

          On the 6th day of February, 1997 before me, a notary public in and for said State, personally appeared Lawrence J. Blume known to me to be a Vice President of J.P. Morgan Commercial Mortgage Finance Corp., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.



          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              ______________________________
                                   Notary Public


(Notarial Seal)



STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

          On the 6th day of February, 1997, before me, a notary public in and for said State, personally appeared Karen Beard known to me to be Assistant Vice President of State Street Bank and Trust Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              _______________________________
                                        Notary Public


(Notarial Seal)


STATE OF            )
                    ) ss.:
COUNTY OF           )

          On the 6th day of February, 1997, before me, a notary public in and for said State, personally appeared ________________________ known to me to be ___________________ of _________________________, one of the
______________________ that executed the within instrument, and also known to me to be the person who executed it on behalf of said __________________, and acknowledged to me that such ___________________ executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              _______________________________
                                        Notary Public


(Notarial Seal)

                                  EXHIBITS

THE EXHIBITS ARE AVAILABLE UPON REQUEST TO BANC ONE MANAGEMENT AND CONSULTING CORPORATION.